                                                                   EXHIBIT 10.19

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           DATED AS OF APRIL 11, 2003

                                      AMONG

                               SUNTRON CORPORATION

                                   AS COMPANY

                              K*TEC OPERATING CORP.

                                       AND

                              EFTC OPERATING CORP.

                                  AS BORROWERS

                                       AND

                      THE LENDERS AND ISSUERS PARTY HERETO

                                       AND

                               CITICORP USA, INC.

                             AS ADMINISTRATIVE AGENT

                                      * * *

                          CITIGROUP GLOBAL MARKETS INC.

                        AS BOOK MANAGER AND LEAD ARRANGER

                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119

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                                TABLE OF CONTENTS

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Article I        Definitions, Interpretation And Accounting Terms.....................................................    2

         Section 1.1         Defined Terms............................................................................    2

         Section 1.2         Computation of Time Periods..............................................................   35

         Section 1.3         Accounting Terms and Principles..........................................................   35

         Section 1.4         Certain Terms............................................................................   36

Article II       The Facility.........................................................................................   37

         Section 2.1         The Revolving Credit Commitments.........................................................   37

         Section 2.2         Borrowing Procedures.....................................................................   38

         Section 2.3         Swing Loans..............................................................................   39

         Section 2.4         Letters of Credit........................................................................   41

         Section 2.5         Reduction and Termination of the Revolving Credit Commitments............................   45

         Section 2.6         Repayment of Loans.......................................................................   45

         Section 2.7         Evidence of Debt.........................................................................   45

         Section 2.8         Optional Prepayments.....................................................................   46

         Section 2.9         Mandatory Prepayments....................................................................   46

         Section 2.10        Interest.................................................................................   47

         Section 2.11        Conversion/Continuation Option...........................................................   48

         Section 2.12        Fees.....................................................................................   49

         Section 2.13        Payments and Computations................................................................   50

         Section 2.14        Special Provisions Governing Eurodollar Rate Loans.......................................   52

         Section 2.15        Capital Adequacy.........................................................................   54

         Section 2.16        Taxes....................................................................................   54

         Section 2.17        Substitution of Lenders..................................................................   56

Article III      Conditions To Loans And Letters Of Credit............................................................   57

         Section 3.1         Conditions Precedent to the Effectiveness of this Agreement..............................   57

         Section 3.2         Conditions Precedent to Each Loan and Letter of Credit...................................   59

Article IV       Representations and Warranties.......................................................................   60

         Section 4.1         Corporate Existence; Compliance with Law.................................................   60

         Section 4.2         Corporate Power; Authorization; Enforceable Obligations..................................   61

         Section 4.3         Ownership of Subsidiaries................................................................   61

         Section 4.4         Financial Statements.....................................................................   62
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         Section 4.5         Material Adverse Change..................................................................   63

         Section 4.6         Solvency.................................................................................   63

         Section 4.7         Litigation...............................................................................   63

         Section 4.8         Taxes....................................................................................   63

         Section 4.9         Full Disclosure..........................................................................   64

         Section 4.10        Margin Regulations.......................................................................   64

         Section 4.11        No Burdensome Restrictions; No Defaults..................................................   64

         Section 4.12        Investment Company Act; Public Utility Holding Company Act...............................   64

         Section 4.13        Use of Proceeds..........................................................................   65

         Section 4.14        Insurance................................................................................   65

         Section 4.15        Labor Matters............................................................................   65

         Section 4.16        ERISA....................................................................................   65

         Section 4.17        Environmental Matters....................................................................   66

         Section 4.18        Intellectual Property....................................................................   67

         Section 4.19        Title; Real Property.....................................................................   67

         Section 4.20        Related Documents........................................................................   68

         Section 4.21        Bank Accounts............................................................................   69

         Section 4.22        Regulation H.............................................................................   69

Article V        Financial Covenants..................................................................................   70

         Section 5.1         Minimum EBITDA...........................................................................   70

         Section 5.2         Maintenance of Tangible Net Worth........................................................   70

         Section 5.3         Maximum Capital Expenditures.............................................................   71

Article VI       Reporting Covenants..................................................................................   71

         Section 6.1         Financial Statements.....................................................................   71

         Section 6.2         Default Notices..........................................................................   73

         Section 6.3         Litigation...............................................................................   74

         Section 6.4         Asset Sales..............................................................................   74

         Section 6.5         Notices under Related Documents..........................................................   74

         Section 6.6         SEC Filings; Press Releases..............................................................   74

         Section 6.7         Labor Relations..........................................................................   74

         Section 6.8         Tax Returns..............................................................................   75
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         Section 6.9         Insurance................................................................................   75

         Section 6.10        ERISA Matters............................................................................   75

         Section 6.11        Environmental Matters....................................................................   75

         Section 6.12        Borrowing Base Determination.............................................................   76

         Section 6.13        Customer Contracts.......................................................................   78

         Section 6.14        Other Information........................................................................   78

Article VII      Affirmative Covenants................................................................................   78

         Section 7.1         Preservation of Corporate Existence, Etc.................................................   78

         Section 7.2         Compliance with Laws, Etc................................................................   78

         Section 7.3         Conduct of Business......................................................................   78

         Section 7.4         Payment of Taxes, Etc....................................................................   79

         Section 7.5         Maintenance of Insurance.................................................................   79

         Section 7.6         Access...................................................................................   79

         Section 7.7         Keeping of Books.........................................................................   80

         Section 7.8         Maintenance of Properties, Etc...........................................................   80

         Section 7.9         Application of Proceeds..................................................................   80

         Section 7.10        Environmental............................................................................   80

         Section 7.11        Additional Collateral and Guaranties.....................................................   80

         Section 7.12        Real Property............................................................................   81

         Section 7.13        Account Debtors..........................................................................   82

Article VIII     Negative Covenants...................................................................................   82

         Section 8.1         Indebtedness.............................................................................   82

         Section 8.2         Liens, Etc...............................................................................   83

         Section 8.3         Investments..............................................................................   84

         Section 8.4         Sale of Assets...........................................................................   85

         Section 8.5         Restricted Payments......................................................................   86

         Section 8.6         Prepayment of Long-Term Indebtedness.....................................................   87

         Section 8.7         Restriction on Fundamental Changes; Permitted Acquisitions...............................   87

         Section 8.8         Change in Nature of Business.............................................................   87

         Section 8.9         Transactions with Affiliates.............................................................   87

         Section 8.10        Restrictions on Subsidiary Distributions; No New Negative Pledge.........................   88
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                                      iii
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         Section 8.11        Modification of Constituent Documents....................................................   88

         Section 8.12        Modification of Subordinated Debt Agreements.............................................   89

         Section 8.13        Modification of Related Documents........................................................   89

         Section 8.14        Accounting Changes; Fiscal Year..........................................................   89

         Section 8.15        Margin Regulations.......................................................................   89

         Section 8.16        Sale/Leasebacks..........................................................................   89

         Section 8.17        Cancellation of Indebtedness Owed to It..................................................   90

         Section 8.18        No Speculative Transactions..............................................................   90

         Section 8.19        Compliance with ERISA....................................................................   90

         Section 8.20        Environmental............................................................................   90

         Section 8.21        Compliance with Blocked Account Provisions...............................................   90

Article IX       Events of Default....................................................................................   90

         Section 9.1         Events of Default........................................................................   90

         Section 9.2         Remedies.................................................................................   92

         Section 9.3         Actions in Respect of Letters of Credit..................................................   93

         Section 9.4         Rescission...............................................................................   93

Article X        The Administrative Agent; the agents.................................................................   94

         Section 10.1        Authorization and Action.................................................................   94

         Section 10.2        Administrative Agent's Reliance, Etc.....................................................   94

         Section 10.3        Posting of Approved Electronic Communications............................................   95

         Section 10.4        The Administrative Agent Individually....................................................   96

         Section 10.5        Lender Credit Decision...................................................................   96

         Section 10.6        Indemnification..........................................................................   96

         Section 10.7        Successor Administrative Agent...........................................................   97

         Section 10.8        Concerning the Collateral and the Collateral Documents...................................   97

         Section 10.9        Collateral Matters Relating to Related Obligations.......................................   98

Article XI       Miscellaneous........................................................................................   99

         Section 11.1        Amendments, Waivers, Etc.................................................................   99

         Section 11.2        Assignments and Participations...........................................................  101

         Section 11.3        Costs and Expenses.......................................................................  103

         Section 11.4        Indemnitees..............................................................................  104
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         Section 11.5        Limitation of Liability..................................................................  106

         Section 11.6        Right of Set-off.........................................................................  106

         Section 11.7        Sharing of Payments, Etc.................................................................  106

         Section 11.8        Notices, Etc.............................................................................  107

         Section 11.9        No Waiver; Remedies......................................................................  109

         Section 11.10       Amendment and Restatement; Binding Effect................................................  109

         Section 11.11       Governing Law............................................................................  110

         Section 11.12       Submission to Jurisdiction; Service of Process...........................................  110

         Section 11.13       Waiver of Jury Trial.....................................................................  111

         Section 11.14       Marshaling; Payments Set Aside...........................................................  111

         Section 11.15       Section Titles...........................................................................  112

         Section 11.16       Execution in Counterparts................................................................  112

         Section 11.17       Entire Agreement.........................................................................  112

         Section 11.18       Confidentiality..........................................................................  112
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                                                                                       PAGE
                                    SCHEDULES
Schedule I-                    Revolving Credit Commitments
Schedule II          -         Applicable Lending Offices and Addresses for Notices
Schedule III         -         Accounts Advance Rate
Schedule 4.2         -         Consents
Schedule 4.3         -         Ownership of Subsidiaries
Schedule 4.4         -         Balance Sheet Items Not In Accordance With GAAP
Schedule 4.7         -         Litigation
Schedule 4.15        -         Labor Matters
Schedule 4.16        -         List of Plans
Schedule 4.17        -         Environmental Matters
Schedule 4.19        -         Real Property
Schedule 4.21        -         Bank Accounts
Schedule 8.1         -         Existing Indebtedness
Schedule 8.2         -         Existing Liens
Schedule 8.3         -         Existing Investments
Schedule 8.9         -         Transactions with Affiliates
Schedule 8.14        -         Fiscal Quarter
Schedule 8.22        -         Post Closing Deliveries
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
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                                    EXHIBITS
Exhibit A            -         Form of Assignment and Acceptance
Exhibit B            -         Form of Revolving Credit Note
Exhibit C            -         Form of Notice of Borrowing
Exhibit D            -         Form of Letter of Credit Request
Exhibit E            -         Form of Notice of Conversion or Continuation
Exhibit F            -         Form of Guaranty
Exhibit G            -         Form of Pledge and Security Agreement
Exhibit H            -         Form of Opinion of Counsel for the Loan Parties
Exhibit I            -         Form of Borrowing Base Certificate
Exhibit J            -         Form of No-Offset Letter

                  This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 11, 2003, among SUNTRON CORPORATION (as successor in interest by merger to Suntron Intermediate Holding Corp.), a Delaware corporation (together with any successor and permitted assign, the "Company"), K*TEC OPERATING CORP. (f/k/a K*TEC Operating Company, L.L.C., a Delaware limited liability company, as successor in interest by merger to K*TEC Electronics Holding Corporation (f/k/a K*TEC Electronics Corporation)), a Delaware corporation (together with any successor and permitted assign, "K*TEC"), EFTC OPERATING CORP. (as successor in interest by merger to EFTC Corporation, Circuit Test, Inc. and CTLLC Acquisition Corp.), a Delaware corporation (together with any successor and permitted assign, "EFTC"), the Lenders (as defined below), the Issuers (as defined below) and CITICORP USA, INC. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") amends and restates in its entirety the Credit Agreement (the "Existing Credit Agreement"), dated as of January 26, 2001 (the "Initial Closing Date"), among K*TEC Electronics Holding Corporation (f/k/a K*TEC Electronics Corporation), the lenders and issuers from time to time party thereto and CUSA, as agent for such lenders and issuers.

                              W I T N E S S E T H:

                  WHEREAS, K*TEC Electronics Holding Corporation (f/k/a K*TEC Electronics Corporation), EFTC, CUSA and certain of the Lenders and Issuers are party to the Existing Credit Agreement;

                  WHEREAS, Suntron Intermediate Holding Corp., an indirect corporate parent of K*TEC Electronics Holding Corporation, desires to merge with and into the Company, with the Company being the surviving company;

                  WHEREAS, K*TEC Electronics Holding Corporation (f/k/a K*TEC Electronics Corporation), a Delaware corporation ("K*TEC Holdings") desires to merge with and into K*TEC Operating Company L.L.C, a Delaware limited liability company ("K*TEC Operating Company"), with K*TEC Operating Company being the surviving company (the "K*TEC Corporate Restructuring");

                  WHEREAS, each of Circuit Test, Inc. and CTLLC Acquisition, each a Florida corporation, desire to merge with and into EFTC, in each case with EFTC being the surviving corporation (the "EFTC Corporate Restructuring");

                  WHEREAS, after the consummation of the K*TEC Corporate Restructuring and the EFTC Corporate Restructuring, K*TEC Operating Company, L.L.C. desires to reorganize as a Delaware corporation and change its name to "K*TEC Operating Corp." (the "K*TEC Reorganization", together with the K*TEC Corporate Restructuring and the EFTC Corporate Restructuring, the "Corporate Restructuring");

                  WHEREAS, the Borrowers and the Lenders have agreed to amend and restate the Existing Credit Agreement, on the terms and subject to the conditions set forth herein, to reflect the Corporate Restructuring and to make additional changes as set forth herein; and

                  WHEREAS, it is the intent of the parties hereto that (a) this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any of such obligations and liabilities, (b) this Agreement amend and restate in its entirety the Existing Credit Agreement and (c) from and after

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

the Effective Date (as defined below), the Existing Credit Agreement be of no further force or effect except as to evidence the incurrence of the "Obligations" under and as defined thereunder, the representations and warranties made and the actions or omissions performed or required to be performed thereunder, in each case prior to the Effective Date;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                  DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

                  SECTION 1.1 DEFINED TERMS

                  As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Account" has the meaning specified in the Pledge and Security Agreement.

                  "Account Debtor" has the meaning specified in the Pledge and Security Agreement.

                  "Acquisition" means the purchase by K*TEC Operating Company of all of the outstanding capital stock of K*TEC Holdings pursuant to the terms of the Acquisition Agreement.

                  "Acquisition Agreement" means the Stock Purchase Agreement, dated as of October 10, 2000, by and between Kent Electronics Corporation and K*TEC Operating Company.

                  "Administrative Agent" has the meaning specified in the preamble to this Agreement.

                  "Advance Rate" means:

                  (a) in the case of Eligible Receivables, the Applicable Receivables Rate;

                  (b) in the case of Eligible Raw Materials, 35%;

                  (c) in the case of Eligible Finished Goods, 37%;

                  (d) in the case of Eligible Work-in-Process Inventory, 50%;

                  (e) in the case of Eligible Equipment, 75%; and

                  (f) in the case of Eligible Real Property, 55%;

                  provided, however, that each percentage rate as to any class of Collateral described in clauses (b) through (f) hereof is subject to reduction (or, if so reduced, increase up to

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

the percentages set forth above) at the Administrative Agent's sole discretion exercised reasonably.

                  "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each other Person who is the beneficial owner of 5% or more of any class of Voting Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent Affiliate" has the meaning specified in Section 10.3(c) (Posting of Approved Electronic Communications).

                  "Agreement" means the Existing Credit Agreement, as amended and restated by this Amended and Restated Credit Agreement.

                  "Aggregate Borrowing Base" means, at any time, the aggregate Borrowing Base of the Borrowers at such time.

                  "Applicable Lending Office" means, with respect to each Lender, its Domestic Lending Office in the case of a Base Rate Loan, and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

                  "Applicable Margin" means, with respect to the Revolving Loans maintained as (a) Base Rate Loans, a rate equal to 2.5% per annum and (b) Eurodollar Rate Loans, a rate equal to 3.75% per annum.

                  "Applicable Receivables Rate" means, at any given time and with respect to Accounts, (a) if the Dilution applicable to such Accounts at such time does not exceed 10%, the percentage set forth on Schedule III (Accounts Advance Rate) opposite the Dilution applicable to such Accounts at such time and (b) otherwise, if the Dilution applicable to such Accounts at such time is greater than 10%, a percentage as may be determined by the Administrative Agent at any time in its sole discretion exercised reasonably.

                  "Approved Electronic Communications" means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement to the Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual Obligation in connection with and related to the foregoing and (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that, "Approved Electronic Communication" shall exclude (x) any Notice of Borrowing, Letter of Credit Request, Swing Loan Request, Notice of Conversion or Continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.8 (Optional Prepayments) and Section 2.9 (Mandatory Prepayments) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

of the conditions set forth in Article III (Conditions To Loans And Letters Of Credit) or Section 2.4(a) (Letters of Credit) or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

                  "Approved Electronic Platform" has the meaning specified in
Section 10.3(a) (Posting of Approved Electronic Communications).

                  "Approved Fund" means any Fund that is advised or managed by
(a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a Lender.

                  "Arranger" means Salomon Smith Barney Inc., in its capacity as sole book manager and arranger.

                  "Asset Sale" has the meaning specified in Section 8.4 (Sale of Assets).

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A (Form of Assignment and Acceptance).

                  "Assumption Agreement" means an assumption agreement entered into by a Lender or an Eligible Assignee, and accepted by the Administrative Agent, in form and substance acceptable to the Administrative Agent.

                  "Availability Reserve" means, at any time, effective upon receipt by the Company of notice from the Administrative Agent of any determination thereof (which notice may be given orally or in writing), such amounts as the Administrative Agent may from time to time establish against the Facility, in the Administrative Agent's sole discretion exercised reasonably, in order either (a) to preserve the value of the Collateral or the Administrative Agent's Lien thereon or (b) to provide for the payment of unanticipated liabilities of any of the Loan Parties arising after the Initial Closing Date.

                  "Available Credit" means, at any time, an amount equal to (a) the lesser of (i) the Revolving Credit Commitments in effect at such time and
(ii) the Aggregate Borrowing Base at such time, minus (b) the sum of (i) the aggregate Revolving Credit Outstandings at such time and (ii) any Availability Reserves in effect at such time.

                  "Bailee's Letter" means a letter in form and substance reasonably acceptable to the Administrative Agent executed by any Person (other than the Borrowers) who is in possession of Inventory on behalf of any Borrower pursuant to which such Person acknowledges, among other things, the Administrative Agent's Lien with respect thereto.

                  "Bankruptcy Code" means title 11, United States Code, as amended from time to time.

                  "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of:

                  (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (b) the sum (adjusted to the nearest 0.25% or, if there is no nearest 0.25%, to the next higher 0.25%) of (i) 0.5% per annum plus
         (ii) the rate per annum obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month U.S. dollar nonpersonal time deposits in the United States, plus (iii) the average during such three-week period of the maximum annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits in the United States; and

                  (c) the sum of (i) 0.5% per annum plus (ii) the Federal Funds Rate.

                  "Base Rate Loan" means any Loan during any period in which it bears interest based on the Base Rate.

                  "Blocked Account" has the meaning specified in the Pledge and Security Agreement.

                  "Blocked Account Bank" has the meaning specified in the Pledge and Security Agreement.

                  "Blocked Account Letter" has the meaning specified in the Pledge and Security Agreement.

                  "Borrowers" means each of K*TEC and EFTC.

                  "Borrowing" means a borrowing consisting of Loans made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments.

                  "Borrowing Base" means, with respect to any Borrower at any time, (a) the sum of (i) the product of the Advance Rate then in effect for Eligible Receivables and the face amount of all Eligible Receivables of such Borrower and its Eligible Subsidiaries (calculated net of all finance charges, late fees and other fees that are unearned, sales, excise or similar taxes, and credits or allowances granted at such time), (ii) the sum of the products of the Advance Rate then in effect for each class of Eligible Inventory of such Borrower and its Eligible Subsidiaries and the value of such Eligible Inventory (valued, in each case, at the lower of cost and market on a first-in, first-out basis) constituting each such class at such time, (iii) the product of the Advance Rate then in effect for Eligible Equipment and the orderly liquidation value of Eligible Equipment of such Borrower and its Eligible Subsidiaries (as determined by the Administrative Agent based

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

on the appraisal delivered with respect thereto (or any update thereof)) at such time and (iv) the product of the Advance Rate then in effect for Eligible Real Property and the Mortgage Value of the Eligible Real Property of such Borrower and its Eligible Subsidiaries at such time, minus (b) any Eligibility Reserve then in effect.

                  "Borrowing Base Certificate" means a certificate of the Borrowers, substantially in the form of Exhibit I (Form of Borrowing Base Certificate).

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to notices, determinations, fundings and payments in connection with the Eurodollar Rate or any Eurodollar Rate Loans, a day on which dealings in Dollar deposits are also carried on in the London interbank market.

                  "Business Plan" means the business plan, dated as of November 21, 2002, in respect of the Company, covering the Fiscal Years ending in calendar years 2003 through 2005 and delivered to the Administrative Agent by the Company prior to the date hereof.

                  "Capital Expenditures" means, with respect to any Person for any period, the aggregate of amounts that would be reflected as additions to property, plant or equipment on a consolidated balance sheet of such Person and its Subsidiaries prepared in conformity with GAAP, excluding interest capitalized during construction.

                  "Capital Lease" means, with respect to any Person, any lease of property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP.

                  "Capital Lease Obligations" means, with respect to any Person, the capitalized amount of all obligations of such Person or any of its Subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

                  "Cash Collateral Account" has the meaning specified in the Pledge and Security Agreement.

                  "Cash Equivalents" means (a) securities issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any Lender or any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) that, at the time of acquisition, are rated at least "A-1" by Standard & Poor's Rating Services ("S&P") or "P-1" by Moody's Investors Services, Inc. ("Moody's"), (c) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's and (d) shares of any money market fund that
(i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) through (c) above, (ii) has net assets of not less than $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clauses (a) through (c) above shall not exceed 180 days.

                  "Change of Control" means any event, transaction or occurrence as a result of which (a) the Investors shall cease to own and control (either directly or indirectly through one or more persons (a "Holding Company"), taking into account any dilution resulting from the interest

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

of other holders of the Stock of each Holding Company) at least 25% of the outstanding Voting Stock of all classes of the Voting Stock of the Company and at least 25% of the economic and voting rights associated with ownership of Stock of the Company on a fully diluted basis, (b) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) other than the Investors or a group of such persons composed principally of Investors shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or otherwise own or control economic and voting rights associated with ownership of a percentage of the outstanding Voting Stock of any class of the Voting Stock of the Company on a fully diluted basis greater than the percentage collectively held by the Investors (either directly or indirectly through one or more Holding Companies, taking into account any dilution resulting from the interest of other holders of the Voting Stock of each Holding Company), (c) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors (or managing members) of the Company (together with any new directors (or managing members) nominated by the Investors or whose election by the board of directors (or managing members) of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors (or managing members) then still in office who either were directors (or managing members) at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors (or managing members) then in office or
(d) any Borrower shall cease to be a Wholly-Owned Subsidiary of the Company.

                  "Citibank" means Citibank, N.A., a national banking association.

                  "Code" means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

                  "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted under any of the Collateral Documents.

                  "Collateral Documents" means the Pledge and Security Agreement, the Mortgages, the Blocked Account Letters and any other document executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Secured Obligations.

                  "Commitment Letter" shall mean the letter dated as of December 19, 2000, addressed to the Company from CUSA and the Arranger and accepted by the Company on December 20, 2000 with respect to the Facility.

                  "Company" means Suntron Corporation, a Delaware corporation.

                  "Company's Accountants" means KPMG LLP or any other independent, nationally-recognized public accountant acceptable to the Administrative Agent.

                  "Compliance Certificate" has the meaning specified in Section 6.1(d) (Financial Statements).

                  "Consolidated Net Income" means, for any Person for any period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

in conformity with GAAP; provided, however, that (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third party (which interest does not cause the net income of such other Person to be consolidated into the net income of such Person in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions paid to such Person or Subsidiary, (b) the net income of any Subsidiary of such Person that is subject to any restriction or limitation on the payment of dividends or the making of other distributions shall be excluded to the extent of such restriction or limitation, (c) the net income (or loss) of any Person acquired in a purchase or pooling of interest transaction for any period prior to the date of such acquisition and (d) extraordinary gains and losses and any one-time increase or decrease to net income which is required to be recorded because of the adoption of new accounting policies, practices or standards in accordance with GAAP shall be excluded.

                  "Constituent Documents" means, with respect to any Person, (a) the articles of incorporation, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws, operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person's Stock.

                  "Contaminant" means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

                  "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any Security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its properties is subject.

                  "Control Account Letter" has the meaning specified in the Pledge and Security Agreement.

                  "Corporate Chart" means a corporate organizational chart, list or other similar document in each case in form reasonably acceptable to the Administrative Agent and setting forth, for each Person that is a Loan Party, that is subject to Section 7.11 (Additional Collateral and Guaranties) or that is a Subsidiary of any Loan Party, (a) the full legal name of such Person (and any trade name, fictitious name or other name such Person may have had or operated under), (b) the jurisdiction of organization, the organizational number (if any) and the tax identification number (if any) of such Person, (c) the location of such Person's chief executive office (or sole place of business) and
(d) the number of shares of each class of such Person's Stock authorized (if applicable), the number outstanding as of the date of delivery and the number and percentage of such outstanding shares for each such class owned (directly or indirectly) by any Loan Party or any Subsidiary of any Loan Party.

                  "Corporate Restructuring" has the meaning specified in the recitals to this Agreement.

                  "CUSA" has the meaning specified in the preamble to this Agreement.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Customary Permitted Liens" means, with respect to any Person, any of the following Liens:

                           (a) Liens with respect to the payment of taxes, assessments or governmental charges in all cases that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

                           (b) Liens of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law created in the ordinary course of business for amounts not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

                           (c) deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money) and surety, appeal, customs or performance bonds;

                           (d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property;

                           (e) encumbrances arising under leases or subleases of real property that do not, in the aggregate, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; and

                           (f) financing statements of a lessor's rights in and to personal property leased to such Person in the ordinary course of such Person's business.

                  "Debt Issuance" means the incurrence of Indebtedness of the type specified in clause (a) or (b) of the definition of "Indebtedness" by the Company or any of its Subsidiaries.

                  "Default" means any event that, with the passing of time or the giving of notice or both, would become an Event of Default.

                  "Dilution" means, at any given time in respect of all Accounts of the Borrowers and their Eligible Subsidiaries, 100 times a quotient, (a) the numerator of which is the sum (for the most recent twelve months) of any net credits, rebates, markdowns, freight charges, cash discounts, volume, early payment and other discounts, cooperative advertising expenses, royalty payments, warranties, cost of parts required to be maintained by Contractual Obligation (whether express or implied), warehouse and other allowances, disputes, chargebacks, defective returns, other returned or repossessed goods, inventory transfers, reductions in balance in respect of billing errors or adjustments to estimated billing settlements for defective products or other reasons, allowances for early payments and other similar allowances that are made or coordinated

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

with the usual practices of the Borrowers and their Eligible Subsidiaries owning such Account, and (b) the denominator of which is the sum (for the most recent twelve months) of the gross amount of any sales made on account (including, without limitation, the original balances of such Accounts).

                  "Disqualified Stock" means with respect to any Person, any Stock that, by its terms, by the terms of any security into which it is convertible or for which it is exchangeable or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, is exchangeable for Indebtedness of such Person or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Scheduled Termination Date.

                  "Documentary Letter of Credit" means any Letter of Credit intended to be drawn upon presentation of documents evidencing the sale or shipment of goods purchased by the Borrowers or any of their respective Subsidiaries in the ordinary course of their respective businesses.

                  "Dollars" and the sign "$" each mean the lawful money of the United States of America.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.

                  "Domestic Subsidiary" means any Subsidiary of the Company organized under the laws of any state of the United States of America or the District of Columbia.

                  "EBITDA" means, with respect to any Person for any period, an amount equal to (a) Consolidated Net Income of such Person for such period plus
(b) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items (including (A) any loss resulting from an Asset Sale by such Person or any of its Subsidiaries other than in the ordinary course of business, and (B) restructuring charges and cash non-recurring charges not to exceed $3,000,000 in any Fiscal Year (whether or not incurred after the Effective Date), (iv) depreciation, depletion, amortization and impairment of intangibles or financing or acquisition costs and
(v) all other non-cash charges and non-cash losses for such period, including the amount of any compensation deduction as the result of any grant of Stock or Stock Equivalents to employees, officers, directors or consultants accrued during such period and not paid in cash during such period minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any credit for income tax, (ii) gains from extraordinary items for such period, (iii) any aggregate net gain (but not any aggregate net loss) from the sale, exchange or other disposition of capital assets by such Person and (iv) any other non-cash gains or other items which have been added in determining Consolidated Net Income, including any reversal of a charge referred to in clause (b)(v) above by reason of a decrease in the value of any Stock or Stock Equivalent.

                  "Effective Date" has the meaning specified in Section 3.1 (Conditions Precedent to the Effectiveness of this Agreement).

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "EFTC" means EFTC Operating Corp., a Delaware corporation, together with any successors and permitted assigns.

                  "EFTC Corporate Restructuring" has the meaning specified in the recitals to this Agreement.

                  "EFTC Joinder Date" means March 8, 2002.

                  "EFTC Merger" means the series of transactions described in the EFTC Merger Agreement.

                  "EFTC Merger Agreement" means the Amended and Restated Agreement and Plan of Merger in respect of the EFTC Merger, dated as of May 3, 2001, with such changes or additions as are reasonably acceptable to the Administrative Agent, and each other agreement, document and instrument executed in connection therewith, each of which shall be reasonably satisfactory to the Administrative Agent.

                  "EFTC Subsidiaries" means those Subsidiaries of EFTC as of the Initial Closing Date.

                  "Eligibility Reserves" means the sum of (i) ten million Dollars ($10,000,000) and (ii) effective upon receipt by the applicable Borrower of notice from the Administrative Agent of any determination thereof (which notice may be given orally or in writing), such amounts as the Administrative Agent, in its sole discretion exercised reasonably, may from time to time establish against the gross amounts of Eligible Receivables, Eligible Equipment, Eligible Real Property and any class of Eligible Inventory to reflect risks or contingencies arising after the Initial Closing Date that may affect any one or class of such items and that have not already been taken into account in the calculation of the Borrowing Base.

                  "Eligible Assignee" means (a) a Lender or any Affiliate or Approved Fund of such Lender, (b) a commercial bank having total assets in excess of $5,000,000,000, (c) a finance company, insurance company, other financial institution or fund reasonably acceptable to the Administrative Agent, regularly engaged in making, purchasing or investing in loans and having a net worth, determined in accordance with GAAP, in excess of $250,000,000 (or, to the extent net worth is less than such amount, a finance company, insurance company, other financial institution or fund, reasonably acceptable to the Administrative Agent and the Company) or (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with GAAP, in excess of $250,000,000.

                  "Eligible Equipment" means Equipment of any Borrower or any of its Eligible Subsidiaries (a) that is owned solely by such Borrower (or, as the case may be, such Eligible Subsidiary), (b) with respect to which the Administrative Agent has a valid and perfected first priority Lien, (c) as to which, at the time they were made and at the time of the determination (except for representations and warranties expressly referring to an earlier date that shall be measured as of such date), all representation and warranties contained in any of the Loan Documents are correct, (d) that is not, in the Administrative Agent's sole discretion exercised reasonably, obsolete or unmerchantable, (e) that the Administrative Agent deems to be Eligible Equipment, based on such credit and collateral considerations as the Administrative Agent may, in its sole discretion, deem appropriate and (f) in respect of which the Administrative Agent shall

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

have received pursuant to the definition of Permitted Acquisition, subclause (v) of clause (a) of Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit) of the Existing Credit Agreement or Section 6.12 (Borrowing Base Determination) an appraisal that is satisfactory in form and substance to the Administrative Agent and performed by an appraiser that is satisfactory to the Administrative Agent. Notwithstanding the foregoing, unless otherwise agreed by the Administrative Agent in its sole discretion exercised reasonably, "Eligible Equipment" shall not include any Equipment of EFTC or any of its Eligible Subsidiaries.

                  "Eligible Finished Goods" means a class of Eligible Inventory consisting of the Eligible Inventory of a Borrower or an Eligible Subsidiary thereof that is classified, consistent with past practice, on such Borrower's (or, as the case may be, such Eligible Subsidiary's) accounting system as "finished goods".

                  "Eligible Inventory" means Inventory of a Borrower and its Eligible Subsidiaries (other than any Inventory that has been consigned by such Borrower (or, as the case may be, such Eligible Subsidiary)) including raw materials, work-in-process and finished goods:

                           (a) owned solely by such Borrower (or, as the case may be, such Eligible Subsidiary);

                           (b) with respect to which the Administrative Agent has a valid and perfected first priority Lien;

                           (c) as to which, at the time they were made and at the time of the determination (except for representations and warranties expressly referring to an earlier date that shall be measured as of such date), all representations and warranties contained in any of the Loan Documents are correct;

                           (d) which is not obsolete or unmerchantable;
         provided, however, that such Inventory shall be deemed to be obsolete or unmerchantable if (i) with respect to Eligible Finished Goods, such Inventory has not been used for a period of three months and (ii) for all other classes of Inventory, (A) such Inventory has not been used
         (1) if such Inventory is subject to the Module Supplier Agreement, in the last twelve months and (2) otherwise, in the last six months, (B) additional quantities of such Inventory have not been received in the last six months and (C) there has been no forecasted usage of such Inventory in the last six months;

                           (e) with respect to which (in respect of any Inventory labeled with a brand name or trademark and sold by such Borrower (or, as the case may be, such Eligible Subsidiary) pursuant to a trademark owned by such Borrower (or, as the case may be, such Eligible Subsidiary) or a license granted to such Borrower (or, as the case may be, such Eligible Subsidiary)) the Administrative Agent would have rights under such trademark or license pursuant to the Pledge and Security Agreement or other agreement satisfactory to the Administrative Agent to sell such Inventory in connection with a liquidation thereof; and

                           (f) that the Administrative Agent deems to be Eligible Inventory based on such credit and collateral considerations as the Administrative Agent may, in its sole discretion, deem appropriate.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

No Inventory of any Borrower or Eligible Subsidiary thereof shall be Eligible Inventory if such Inventory consists of (i) goods returned or rejected by customers other than goods that are undamaged or are resaleable in the normal course of business, (ii) goods to be returned to suppliers, (iii) goods in transit, (iv) packaging material or (v) goods located, stored, used or held at the premises of a third party unless (x)(A) the Administrative Agent shall have received a Landlord Waiver or Bailee's Letter or (B) in the case of Inventory located at a leased premises, an Eligibility Reserve satisfactory to the Administrative Agent shall have been established with respect thereto and (y) an appropriate UCC-1 financing statement shall have been executed and properly filed.

                  "Eligible Raw Materials" means a class of Eligible Inventory consisting of all Eligible Inventory of a Borrower or an Eligible Subsidiary thereof that is classified, consistent with past practice, on such Borrower's (or, as the case may be, such Eligible Subsidiary's) accounting system as "raw materials".

                  "Eligible Real Property" means any parcel of Real Property in the United States owned by any Borrower or any of its Eligible Subsidiaries as to which each of the following conditions has been satisfied at such time:

                           (a) (i) a first priority Lien (subject to Customary Permitted Liens) on such parcel of Real Property shall have been granted by such Borrower (or, as the case may be, such Eligible Subsidiary) in favor of the Administrative Agent pursuant to a Mortgage and (ii) such Lien shall be in full force and effect in favor of the Administrative Agent at such time;

                           (b) except as otherwise permitted by the Administrative Agent, the Administrative Agent and the title insurance company issuing the policy referred to in clause (c) below shall have received maps or plats of an as-built survey of such parcel of Real Property certified to the Administrative Agent and such title insurance company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Administrative Agent and such title insurance company, by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and such title insurance company, which maps or plats and the surveys on which they are based shall be made in form and substance satisfactory to the Administrative Agent;

                           (c) the Administrative Agent shall have received in respect of such parcel of Real Property (i) a mortgagee's title policy (or policies) or marked-up unconditional binder (or binders) for such insurance (or other evidence acceptable to the Administrative Agent proving ownership thereof) ("Mortgagee's Title Insurance Policy"), dated a date reasonably satisfactory to the Administrative Agent, and such policy shall (A) be in an amount not less than the Mortgage Value (as of the Initial Closing Date or, in respect of property of EFTC or the EFTC Subsidiaries, as of the EFTC Joinder Date) of such parcel of Real Property, (B) be issued at ordinary rates, (C) insure that the Lien granted pursuant to the Mortgage insured thereby creates a valid first Lien on such parcel of Real Property free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent and Customary Permitted Liens, (D) name the Administrative Agent for the benefit of the Secured Parties as the insured thereunder, (E) be in the form of ALTA Loan Policy - 1992 (or such local equivalent thereof as is reasonably satisfactory to the Administrative Agent), (F) contain a comprehensive lender's endorsement (including, but not limited to, a revolving credit

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

         endorsement and a floating rate endorsement) and (G) be issued by Chicago Title Insurance Company, First American Title Insurance Company, Lawyers Title Insurance Corporation or any other title company reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers), (ii) evidence satisfactory to it that all premiums in respect of each such policy, all recording fees and stamp, documentary, intangible or mortgage taxes, if any, in connection with the Mortgage have been paid and (iii) a copy of all documents referred to, or listed as exceptions to title, in such title policy (or policies);

                           (d) the Administrative Agent shall have received, pursuant to the definition of Permitted Acquisition or Section 6.12 (Borrowing Base Determination), an appraisal with respect to such parcel of Real Property that is satisfactory in form and substance to the Administrative Agent and performed by an appraiser that is satisfactory to the Administrative Agent;

                           (e) a Phase I environmental report with respect to such parcel of Real Property, dated a date not more than one year prior to the Initial Closing Date (or, in respect of property of EFTC or and its Eligible Subsidiaries, the EFTC Joinder Date), showing no material condition of environmental concern shall have been delivered to the Administrative Agent and in form reasonably satisfactory to the Administrative Agent;

                           (f) no uninsured casualty not reflected in an Eligibility Reserve or an Availability Reserve shall have occurred affecting the use, operation or value of such parcel of Real Property if such casualty has not been restored or repaired by the mortgagor under the Mortgage encumbering such parcel of Real Property;

                           (g) no condemnation or taking by eminent domain shall have occurred nor shall any notice of any pending or threatened condemnation or other proceeding against such parcel of Real Property been delivered to the owner or lessee of such parcel of Real Property that would materially affect the use, operation or value of such parcel of Real Property; and

                           (h) the mortgagor under the relevant Mortgage encumbering such parcel of Real Property shall (i) make such representations and warranties and covenants as are reasonably required by the Administrative Agent, (ii) in all material respects comply with all Requirements of Law of any Governmental Authority applicable to such parcel of Real Property or to the use or occupancy thereof and
         (iii) pay and discharge all taxes of every kind and nature, all assessments, all water and sewer rents and charges and all other charges that may become a lien on the Real Property.

Notwithstanding the foregoing (except in respect of the parcel of Real Property located in Sugarland, Texas that is subject to a Mortgage on the date hereof in favor of the Administrative Agent), "Eligible Real Property" shall include any parcel of Real Property of any Borrower or any of its Eligible Subsidiaries (or any portion thereof) only to the extent agreed by the Administrative Agent in its sole discretion exercised reasonably, and only for so long as such agreement by the Administrative Agent shall continue.

                  "Eligible Receivable" means the gross outstanding balance of those Accounts of a Borrower or any of its Eligible Subsidiaries arising out of sales of merchandise, goods or services in the ordinary course of business, that are made by such Borrower (or, as the case may

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

be, such Eligible Subsidiary) to a Person that is not an Affiliate of any Borrower or any Eligible Subsidiary of any Borrower, that are not in dispute and that constitute Collateral in which the Administrative Agent has a fully perfected first priority Lien; provided, however, that an Account shall in no event be an Eligible Receivable if:

                           (a) such Account is more than (i) 60 days past due according to the original terms of sale or (ii) 90 days past the original invoice date thereof; or

                           (b) any warranty contained in this Agreement or any other Loan Document with respect to such specific Account is not true and correct with respect to such Account; or

                           (c) the Account Debtor on such Account has disputed liability or made any claim with respect to any other Account due from such Account Debtor to such Borrower (or, as the case may be, such Eligible Subsidiary) but only to the extent of such dispute or claim; or

                           (d) the Account Debtor on such Account has (i) filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, (ii) made an assignment for the benefit of creditors, (iii) had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law, (iv) has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation or (v) had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

                           (e) the Account Debtor on such Account or any of its Affiliates is also a supplier to or creditor of such Borrower (or, as the case may be, such Eligible Subsidiary) unless such supplier or creditor has executed a no-offset letter substantially in the form of Exhibit J (Form of No-Offset Letter); provided, however, that, if such Account Debtor is also a supplier of such Borrower (or, as the case may be, such Eligible Subsidiary), then the Accounts owing by such Account Debtor (net of any amount owing by such Borrower (or, as the case may be, such Eligible Subsidiary) to such Account Debtor in its capacity as a supplier) shall be "Eligible Receivables" (unless otherwise deemed ineligible pursuant to this definition); or

                           (f) the sale represented by such Account is to an Account Debtor located outside the United States, unless the sale is on letter of credit or acceptance terms acceptable to the Administrative Agent or otherwise on terms acceptable to the Administrative Agent, in each case, in its sole discretion exercised reasonably; or

                           (g) the sale to such Account Debtor (other than any such sale to Emulex Corporation in the ordinary course of business as practiced on the Initial Closing Date) on such Account is on a bill-and-hold, guaranteed sale, sale-and-return, sale-on-approval or consignment basis; or

                           (h) such Account is subject to a Lien in favor of any Person other than the Administrative Agent for the benefit of the Secured Parties; or

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                           (i) such Account is subject, on account of any liquidated claim, to any deduction, offset, counterclaim, return privilege or other conditions other than volume sales discounts given in the ordinary course of such Borrower's (or, as the case may be, such Eligible Subsidiary's) business and discounts or other allowances for early payments; or

                           (j) the Account Debtor on such Account is located in any state of the United States requiring the holder of such Account, as a precondition to commencing or maintaining any action in the courts of such state either to (i) receive a certificate of authorization to do business in such state or be in good standing in such state or (ii) file a Notice of Business Activities Report with the appropriate office or agency of such state, in each case unless the holder of such Account has received such a certificate of authority to do business, is in good standing or, as the case may be, has duly filed such a notice in such state; or

                           (k) the Account Debtor on such Account is a Governmental Authority, unless such Borrower (or, as the case may be, such Eligible Subsidiary) has assigned its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, in the case of a federal Governmental Authority, and pursuant to applicable law, if any, in the case of any other Governmental Authority, and such assignment has been accepted and acknowledged by the appropriate government officers; or

                           (l) 50% or more of the outstanding Accounts of the Account Debtor have become, or have been determined by the Administrative Agent, in accordance with the provisions hereof, to be, ineligible; or

                           (m) the sale represented by such Account is denominated in a currency other than Dollars; or

                           (n) such Account is not evidenced by an invoice or other writing in form acceptable to the Administrative Agent, in its sole discretion exercised reasonably; or

                           (o) such Borrower (or, as the case may be, such Eligible Subsidiary), in order to be entitled to collect such Account, is required to perform any additional service for, or perform or incur any additional obligation to, the Person to whom or to which it was made; or

                           (p) the total Accounts of such Account Debtor to any Borrower or any Eligible Subsidiary thereof represent more than 20% (or, if such Account Debtor is Applied Materials, Inc., Honeywell International Inc., Input/Output, Inc. or Emulex Corporation, 50%) of the Eligible Receivables, individually or in the aggregate, as to all Borrowers and their Eligible Subsidiaries at such time, but only to the extent of such excess.

                  "Eligible Subsidiaries" means (a) in the case of K*TEC, Suntron GCO and any other Wholly-Owned Subsidiary of K*TEC that is a Loan Party and whose designation as an "Eligible Subsidiary" has been approved by the Administrative Agent in its sole discretion exercised reasonably and (b) in the case of EFTC, RMEI and any other Wholly-Owned

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Subsidiary of EFTC that is a Loan Party and whose designation as an "Eligible Subsidiary" has been approved by the Administrative Agent in its sole discretion exercised reasonably.

                  "Eligible Work-in-Process Inventory" means a class of Eligible Inventory consisting of the Eligible Inventory of a Borrower or an Eligible Subsidiary thereof that is classified, consistent with past practice, on such Borrower's (or, as the case may be, such Eligible Subsidiary) accounting system as "work-in-process".

                  "Environmental Laws" means all applicable Requirements of Law now or hereafter in effect, as amended or supplemented from time to time, relating to pollution or the regulation and protection of human health, safety, the environment or natural resources, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C.Sections 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C.Sections 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C.Sections 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C.Sections 6901 et seq.); the Toxic Substance Control Act, as amended (42 U.S.C.Sections 7401 et seq.); the Clean Air Act, as amended (42 U.S.C.Sections 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C.Sections 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C.Sections 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C.Sections 300f et seq.); and their state and local counterparts or equivalents and any transfer of ownership notification or approval statute, including the Industrial Site Recovery Act (N.J. Stat. Ann.Sections 13:1K-6 et seq.).

                  "Environmental Liabilities and Costs" means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any thereof arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, relating to any environmental, health or safety condition or a Release or threatened Release, and result from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "Equipment" has the meaning specified in the Pledge and Security Agreement.

                  "Equity Issuance" means the issue and the sale of any Stock of the Company or any of its Subsidiaries by the Company or any of such Subsidiaries to any Person other than the Company or any of such Subsidiaries or any cash contribution to the equity capital of the Company or any Subsidiary thereof, except for the issue of Stock in a Permitted Acquisition for consideration other than cash and Cash Equivalents. "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control or treated as a single employer with the Company or any of its Subsidiaries within the meaning of Section 414 (b), (c),
(m) or (o) of the Code.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "ERISA Event" means (a) a reportable event described in
Section 4043(b) or 4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA with respect to a Title IV Plan or a Multiemployer Plan, (b) the withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (c) the complete or partial withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan, (d) notice of reorganization or insolvency of a Multiemployer Plan, (e) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC, (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan, (h) the imposition of a lien under Section 412 of the Code or Section 302 of ERISA on the Company or any of its Subsidiaries or any ERISA Affiliate or (i) any other event or condition that might reasonably be expected to constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Federal Reserve Board, as in effect from time to time.

                  "Eurodollar Base Rate" means, with respect to any Interest Period for any Eurodollar Rate Loan, the rate of interest determined by the Administrative Agent to be the rate per annum at which deposits in Dollars are offered by the principal office of Citibank in London to major banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Eurodollar Rate Loan of Citibank for a period equal to such Interest Period.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.

                  "Eurodollar Rate" means, with respect to any Interest Period for any Eurodollar Rate Loan, an interest rate per annum equal to the rate per annum obtained by dividing (a) the Eurodollar Base Rate by (b) a percentage equal to 100% minus the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the Eurodollar Rate is determined) having a term equal to such Interest Period.

                  "Eurodollar Rate Loan" means any Loan that, for an Interest Period, bears interest based on the Eurodollar Rate.

                  "Event of Default" has the meaning specified in Section 9.1 (Events of Default).

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Exempted Proceeds" means the first $25,000,000, in the aggregate, of Net Cash Proceeds arising after the Initial Closing Date from one or more Equity Issuances or the issuance of Subordinated Debt, in each case by the Company, and permitted under the Loan Documents.

                  "Existing Credit Agreement" has the meaning ascribed to such term in the preamble to this Agreement.

                  "Facility" means the Revolving Credit Commitments and the provisions herein related to the Revolving Loans, Swing Loans and Letters of Credit.

                  "Facility Increase" has the meaning specified in clause (b) of
Section 2.1 (The Revolving Credit Commitments).

                  "Facility Increase Effective Date" has the meaning specified in clause (b) of Section 2.1 (The Revolving Credit Commitments).

                  "Fair Market Value" means (a) with respect to any asset or group of assets (other than a marketable Security) of any Person at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of such Person, or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, for which the basic underlying assumptions have not materially changed since its date, the value set forth in such appraisal and (b) with respect to any marketable Security of any Person at any date, the closing sale price of such Security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such Security, the final price for the purchase of such Security at face value quoted on such business day by a financial institution of recognized standing regularly dealing in securities of such type selected by the Administrative Agent.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Fee Letter" means, the letter dated as of April 11, 2003, addressed to the Borrowers from CUSA and accepted by the Borrowers on April 11, 2003, with respect to certain fees to be paid from time to time to CUSA.

                  "Financial Covenant Debt" of any Person means Indebtedness of such Person and its Subsidiaries of the type specified in clauses (a), (b), (d),
(e), (f) and (h) of the definition of

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

"Indebtedness" determined on a consolidated basis at the amount of the liability therefor required to be shown on a balance sheet prepared in accordance with GAAP.

                  "Financial Statements" means the financial statements of the Company and its Subsidiaries delivered in accordance with Section 4.4 (Financial Statements) and Section 6.1 (Financial Statements).

                  "Fiscal Quarter" means each of the periods starting on January 1 or on the next succeeding calendar day after the end of the previous period and ending on the dates set forth on Schedule 8.14 (Fiscal Quarter).

                  "Fiscal Year" means the twelve month period ending on December 31.

                  "Fund" means any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantor" means each party to the Guaranty other than CUSA.

                  "Guaranty" means the Amended and Restated Guaranty, dated as of the Effective Date, among CUSA, the Company, each Borrower, K*TEC Holdings and each Subsidiary Guarantor from time to time party thereto.

                  "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof including, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise)
(i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause
(b)(i), (ii), (iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported or, if the amount of the maximum liability under such Guaranty Obligation is less than the amount of such Indebtedness, then the amount of such maximum liability.

                  "Hedging Contracts" means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

                  "Holding Company" has the meaning specified in the definition of "Change of Control" in this Section 1.1.

                  "Indebtedness" of any Person means without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments or that bear interest, (c) all reimbursement and all obligations with respect to letters of credit, bankers' acceptances, and any amount funded under surety bonds and performance bonds, whether or not matured, (d) all indebtedness for the deferred purchase price of property or services, other than trade payables, deferred compensation and other accrued liabilities incurred in the ordinary course of business, (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all Capital Lease Obligations of such Person, (g) all Guaranty Obligations of such Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (but excluding any such obligations if the payment thereof is not required as a result of a prohibition contained in this Agreement or any other agreement evidencing Indebtedness of the Company or any of its Subsidiaries), (i) all payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of Hedging Contracts of such Person and (j) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including Accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

                  "Indemnitees" has the meaning specified in Section 11.4 (Indemnitees).

                  "Initial Closing Date" has the meaning specified in the preamble to this Agreement.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Interest Expense" means, for any Person for any period, (a) total interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP and including, in any event, interest capitalized during construction for such period and net costs under Interest Rate Contracts for such period minus (b) the sum of (i) net gains of such Person and its Subsidiaries under Interest Rate Contracts for such period determined on a consolidated basis in conformity with GAAP plus (ii) any interest income of such Person and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP.

                  "Interest Period" means, in the case of any Eurodollar Rate Loan, (a) initially, the period commencing on the date such Eurodollar Rate Loan is made or on the date of conversion of a Base Rate Loan to such Eurodollar Rate Loan and ending one, two, three or six months (or, prior to the Syndication Completion Date, ending on such date as shall be determined by the Administrative Agent in its sole discretion) thereafter (or if deposits of such duration are available to all Lenders, ending twelve months thereafter), as selected by any Borrower in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.2 (Borrowing Procedures) or Section 2.11 (Conversion/Continuation Option) and (b) thereafter, if such Loan is continued, in whole or in part, as a Eurodollar Rate Loan pursuant to Section 2.11 (Conversion/Continuation Option), a period commencing on the last day of the immediately preceding Interest Period therefor and ending one, two, three or six months (or, prior to the Syndication Completion Date, ending on such date as shall be determined by the Administrative Agent in its sole discretion) thereafter (or if deposits of such duration are available to all Lenders, ending twelve months thereafter), as selected by any Borrower in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.11 (Conversion/Continuation Option); provided, however, that all of the foregoing provisions relating to Interest Periods in respect of Eurodollar Rate Loans are subject to the following:

                           (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                           (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                           (iii) no Borrower may select any Interest Period that ends after the Scheduled Termination Date or, if applicable, after the date of a scheduled principal payment on the Loans as set forth in
         Article II (The Facility) unless, in each case, after giving effect to such selection, the aggregate unpaid principal amount of the Loans for which Interest Periods end after such scheduled principal payment shall be equal to or less than the principal amount to which the Loans are required to be reduced after such scheduled principal payment is made;

                           (iv) no Borrower may select any Interest Period in respect of Loans having an aggregate principal amount of less than $5,000,000; and

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                           (v) there shall be outstanding at any one time no more than seven Interest Periods in the aggregate.

                  "Interest Rate Contracts" means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.

                  "Inventory" has the meaning specified in the Pledge and Security Agreement.

                  "Inventory Sale Agreement" means an unconditional, written Contractual Obligation of a third party purchaser (in form and substance and with a third party acceptable to the Administrative Agent in its sole discretion exercised reasonably), pursuant to which such purchaser is obligated to purchase from such Borrower or Eligible Subsidiary specifically designated Inventory in the possession of such Borrower or Eligible Subsidiary, within a specified period (or at a specified date), for a determined price and pursuant to specific payment terms.

                  "Investment" means, with respect to any Person, (a) any purchase or other acquisition by that Person of (i) any Security issued by, (ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by that Person of all or a significant part of the assets of a business conducted by another Person and (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by that Person to any other Person, including all Indebtedness of any other Person to that Person arising from a sale of property by that Person other than in the ordinary course of its business and
(d) any Guaranty Obligation incurred by that Person in respect of Indebtedness of any other Person.

                  "Investor" means each of Thayer Equity Investors IV, L.P., a Delaware limited partnership, TCK Co. L.L.C., a Delaware limited liability company, and RCBA Strategic Partners L.P., a Delaware limited partnership (the "Specified Funds") and any other Person directly or indirectly in control of, controlled by, or under common control with, any such Specified Fund or that is organized by any other Person primarily for the purpose of making equity or debt investments in one or more companies and any investment fund or investment partnership principally managed or principally advised by any Permitted Advisor. For purposes of this definition, (a) "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, and (b) "Permitted Advisor" means the principal manager or principal advisor of any Specified Fund or any Subsidiary of the principal manager or principal advisor of any Specified Fund.

                  "IRS" means the Internal Revenue Service of the United States or any successor thereto.

                  "Issuer" means each Lender or Affiliate of a Lender that (a) is listed on the signature pages hereof as an "Issuer" or (b) hereafter becomes an Issuer with the approval of the Administrative Agent and the Company by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the Company to be bound by the terms hereof applicable to Issuers.

                  "K*TEC" has the meaning specified in the preamble to this Agreement.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "K*TEC Corporate Restructuring" has the meaning specified in the recitals to this Agreement.

                  "K*TEC Holdings" has the meaning specified in the recitals to this Agreement.

                  "K*TEC Reorganization" has the meaning specified in the recitals to this Agreement.

                  "K*TEC Operating Company" has the meaning specified in the recitals to this Agreement.

                  "Land" of any Person means all of those plots, pieces or parcels of land now owned, leased or hereafter acquired or leased or purported to be owned, leased or hereafter acquired or leased (including, in respect of the Loan Parties, as reflected in the most recent Financial Statements) by such Person.

                  "Landlord Waiver" means a letter in form and substance acceptable to the Administrative Agent, executed by a landlord in respect of Inventory of a Borrower located at any leased premises of such Borrower pursuant to which such landlord, among other things, waives any Lien such landlord may have in respect of such Inventory.

                  "Leases" means, with respect to any Person, all of those leasehold estates in real property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time.

                  "Lender" means each financial institution or other entity that
(a) is listed on the signature pages hereof as a "Lender" or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance or an Assumption Agreement.

                  "Letter of Credit" means any letter of credit issued pursuant to Section 2.4 (Letters of Credit).

                  "Letter of Credit Obligations" means, at any time, the aggregate of all liabilities at such time of the Borrowers to all Issuers with respect to Letters of Credit, whether or not any such liability is contingent, including the sum of (a) the Reimbursement Obligations at such time and (b) the Letter of Credit Undrawn Amounts at such time.

                  "Letter of Credit Reimbursement Agreement" has the meaning specified in Section 2.4(e) (Letters of Credit).

                  "Letter of Credit Request" has the meaning specified in
Section 2.4(c) (Letters of Credit).

                  "Letter of Credit Undrawn Amounts" means, at any time, the aggregate undrawn face amount of all Letters of Credit outstanding at such time.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation, including any

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor.

                  "Loan" means any loan made by any Lender pursuant to this Agreement.

                  "Loan Documents" means, collectively, this Agreement, the Notes (if any), the Guaranty, the Commitment Letter, the Fee Letter, each Letter of Credit Reimbursement Agreement, each Hedging Contract to which a Loan Party and a Lender or an Affiliate of a Lender is a party, each agreement pursuant to which a Lender or an Affiliate of a Lender provides cash management services to a Loan Party, and each Collateral Document and each certificate, waiver, consent, agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

                  "Loan Party" means each of the Company, each Borrower, each Subsidiary Guarantor and each other Subsidiary of the Company that executes and delivers a Loan Document.

                  "Material Adverse Change" means a material adverse change in any of (a) the condition (financial or otherwise), business, performance, prospects, operations or properties of the Company and its Subsidiaries taken as a whole, (b) the legality, validity or enforceability of any Loan Document or any Related Document, (c) the perfection or priority of the Liens granted pursuant to the Collateral Documents, (d) the ability of the Borrowers to repay the Obligations or of the Loan Parties to perform their obligations under the Loan Documents or (e) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.

                  "Material Adverse Effect" means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change.

                  "Material Subsidiary" means any Wholly-Owned Subsidiary of the Company.

                  "Maximum Credit" means, at any time, (a) the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the Aggregate Borrowing Base at such time minus (b) the aggregate amount of any Availability Reserve in effect at such time.

                  "Minimum Liquidity Condition" refers, at any time, to the sum of the Revolving Credit Outstandings and the Availability Reserves in effect at such time being lower than the greater of (A) 80% of the aggregate Revolving Credit Commitments in effect at such time and (B) 80% of the Aggregate Borrowing Base at such time.

                  "Module Supplier Agreement" means the Module Supplier Agreement, dated as of February 2, 2000, by and between Applied Materials, Inc. and K*TEC Holdings, as the same may be amended, restated, supplemented or otherwise modified (including any changes to Attachment 1 thereto) with the approval of the Administrative Agent.

                  "Mortgage Value" means, with respect to any parcel of Eligible Real Property, the lesser of (a) the maximum stated amount secured by the Lien on such parcel of Eligible Real Property granted in favor of the Administrative Agent pursuant to the relevant Mortgage and (b) the fair market value of such parcel of Eligible Real Property as determined by the

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Administrative Agent based on the appraisal delivered with respect thereto (or any update thereof) pursuant to the definition of Permitted Acquisition or
Section 6.12 (Borrowing Base Determination).

                  "Mortgagee's Title Insurance Policy" has the meaning specified in the definition of Eligible Real Property.

                  "Mortgages" means the mortgages, deeds of trust or other real estate security documents made or required herein to be made by any Borrower or any other Loan Party.

                  "Multiemployer Plan" means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, to which any Borrower, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

                  "Net Cash Proceeds" means proceeds received by any Loan Party after the Initial Closing Date (or, in the case of EFTC or the EFTC Subsidiaries, after the EFTC Joinder Date) in cash or Cash Equivalents from any
(a) Asset Sale, other than an Asset Sale permitted under clauses (a) and (c) through (f) of Section 8.4 (Sale of Assets), net of (i) the reasonable cash costs of sale, assignment or other disposition, (ii) taxes paid or payable as a result thereof and (iii) any amount required to be paid or prepaid on Indebtedness (other than the Obligations) secured by the assets subject to such Asset Sale; provided, however, that the evidence of each of (i), (ii) and (iii) are provided to the Administrative Agent in form and substance satisfactory to it; (b) Property Loss Event or (c)(i) Equity Issuance (other than (A) any such issuance of common Stock of the Company occurring in the ordinary course of business to any director, member of the management or employee of the Company or any of its Subsidiaries or (B) the Exempted Proceeds) or (ii) any Debt Issuance permitted under clause (i) of Section 8.1 (Indebtedness) except Exempted Proceeds thereof, in each case net of brokers' and advisors' fees and other costs incurred in connection with such transaction; provided, however, that in the case of this clause (c), evidence of such costs is provided to the Administrative Agent in form and substance satisfactory to it.

                  "Net Worth" of any Person means, at any date, (a) the Total Assets of such Person at such date (other than investments in and moneys due from Affiliate other than the Company and its Subsidiaries) minus (b) Total Liabilities of such Person at such date except for Subordinated Debt that is not due at any time prior to the first anniversary of the Scheduled Termination Date, that does not provide for the cash payment of interest or principal at any time prior to such anniversary date and that is otherwise on terms reasonably satisfactory to the Administrative Agent.

                  "Non-Funding Lender" has the meaning specified in Section 2.2(d) (Borrowing Procedures).

                  "Non-U.S. Lender" means each Lender or Administrative Agent that is not a United States person as defined in Section 7701(a)(30) of the Code.

                  "Note" means any Revolving Credit Note.

                  "Notice of Borrowing" has the meaning specified in Section 2.2(a) (Borrowing Procedures).

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Notice of Conversion or Continuation" has the meaning specified in Section 2.11 (Conversion/Continuation Option).

                  "Obligations" means the Loans, the Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by any Borrower to the Administrative Agent, any Lender, any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement, any other Loan Document, any Hedging Contract (unless the parties to such Hedging Contract expressly specify in writing that none of the obligations thereunder shall be considered "Obligations" hereunder) or any agreement for cash management services entered into in connection with this Agreement or any other Loan Document (unless the parties to such agreement expressly specify in writing that none of the obligations thereunder shall be considered "Obligations" hereunder), whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all letter of credit, cash management and other fees, interest, charges, expenses, fees, attorneys' fees and disbursements and other sums chargeable to any Borrower under this Agreement, any other Loan Document, any Hedging Contract or any agreement for cash management services entered into in connection with this Agreement or any other Loan Document and all obligations of any Borrower to provide cash collateral for Letter of Credit Obligations.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

                  "Permitted Acquisition" means any Proposed Acquisition subject to each of the following conditions:

                           (a) the Administrative Agent shall receive at least 10 Business Days' prior written notice of such Proposed Acquisition, which notice shall include, without limitation, a reasonably detailed description of such Proposed Acquisition;

                           (b) such Proposed Acquisition shall comprise a business, or those assets of a business, of the type engaged in by the Company and its Subsidiaries as of the Effective Date and, after giving effect to such Proposed Acquisition, the book value of the assets of the Proposed Acquisition Target located outside of the United States and acquired in such Proposed Acquisition shall not exceed 15% of the Total Assets of the Company and its Subsidiaries on a consolidated basis;

                           (c) such Proposed Acquisition shall be consensual and shall have been approved by the Proposed Acquisition Target's board of directors;

                           (d) no additional Indebtedness or other liabilities shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of the Company and the Proposed Acquisition Target after giving effect to such Proposed Acquisition, except

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

         (i) Loans made hereunder, (ii) ordinary course trade payables, accrued expenses, (iii) Indebtedness of the Proposed Acquisition Target that would be permitted under Section 8.1 (Indebtedness) after giving effect to such Proposed Acquisition and (iv) other cash liabilities that would be permitted to be outstanding hereunder after giving effect to such Proposed Acquisition;

                           (e) the sum of all amounts payable in connection with all Proposed Acquisitions (including all "Permitted Acquisitions" made under the Existing Credit Agreement) shall not exceed $50,000,000 in the aggregate and all transaction costs, fees and expenses incurred or assumed in connection with all such Proposed Acquisitions (including all "Permitted Acquisitions" made under the Existing Credit Agreement) or otherwise reflected in a consolidated balance sheet of the Company and Target shall not exceed an additional $10,000,000;

                           (f) the Available Credit (after giving effect to such Proposed Acquisition but without giving effect to the reserve set forth in clause (i) of the definition of "Eligibility Reserves") shall not be less than $35,000,000;

                           (g) at or prior to the closing of any Proposed Acquisition, the Company (or the Subsidiary making such Proposed Acquisition) and the Proposed Acquisition Target shall have executed such documents and taken such actions as may be required under Section
         7.11 (Additional Collateral and Guaranties) and Section 7.12 (Real Property);

                           (h) on or prior to the date of such Proposed
         Acquisition, the Administrative Agent shall have received copies of the acquisition agreement, related agreements and instruments and all opinions and certificates; and

                           (i) at the time of such Proposed Acquisition and after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing (and the Company shall have demonstrated compliance with the covenants set forth in Article V (Financial Covenants) on a Pro Forma Basis), (B) all representations and warranties contained in Article IV (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects (including as to the Company, EFTC and its Subsidiaries) and (C) all conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall have been met.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity or a Governmental Authority.

                  "Pledge and Security Agreement" means the Amended and Restated Pledge and Security Agreement, dated as of the Effective Date, among CUSA, each Borrower, K*TEC Holdings and each Subsidiary Guarantor.

                  "Pledged Notes" has the meaning specified in the Pledge and Security Agreement.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Pledged Stock" has the meaning specified in the Pledge and Security Agreement.

                  "Pro Forma Basis" means, with respect to any determination for any period, that such determination shall be made giving pro forma effect to each Permitted Acquisition consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such Permitted Acquisition and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP and, to the extent applicable, reasonable assumptions that are specified in details in the relevant Compliance Certificate, Financial Statement or other document provided to the Administrative Agent or any Lender in connection herewith in accordance with Regulation S-X of the Securities Act of 1933.

                  "Property Loss Event" means any loss of or damage to property of any Loan Party that results in the receipt by such Person of proceeds of insurance (other than business interruption insurance) in excess of $1,000,000 or any taking of property of any Loan Party that results in the receipt by such Person of a compensation payment in respect thereof in excess of $1,000,000.

                  "Proposed Acquisition" means the proposed acquisition by the Company, any Borrower or any of its Subsidiaries of all or substantially all of the assets or all the Stock of any Proposed Acquisition Target, or the merger of any Proposed Acquisition Target with or into any Borrower or any Wholly-Owned Subsidiary of any Borrower, with a Wholly-Owned Subsidiary of the Company being the surviving corporation (and, in the case of a merger with any Borrower, with such Borrower being the surviving corporation).

                  "Proposed Acquisition Target" means any Person or any operating division thereof subject to a Proposed Acquisition.

                  "Protective Advances" means all expenses, disbursements and advances incurred by the Administrative Agent pursuant to the Loan Documents after the occurrence and during the continuance of an Event of Default that the Administrative Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof or to enhance the likelihood or maximize the amount of repayment of the Obligations.

                  "Ratable Portion" or "ratably" means, with respect to any Lender, the percentage obtained by dividing (a) the Revolving Credit Commitment of such Lender by (b) the aggregate Revolving Credit Commitments of all Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to such Lender by the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to all Lenders).

                  "Real Property" of any Person means the Land of such Person, together with the right, title and interest of such Person, if any, in and to the streets, the Land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including all alley, vault,

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land and any fixtures appurtenant thereto.

                  "Register" has the meaning specified in Section
11.2(c)(Assignments and Participations).

                  "Reimbursement Obligations" means all matured reimbursement or repayment obligations of any Borrower to any Issuer with respect to amounts drawn under Letters of Credit.

                  "Reinvestment Deferred Amount" means, with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Loan Party in connection therewith which are not initially applied to prepay the Loans pursuant to Section 2.9 (Mandatory Prepayments) as a result of the delivery of a Reinvestment Notice.

                  "Reinvestment Event" means any Asset Sale or Property Loss Event in respect of which the Company has delivered a Reinvestment Notice.

                  "Reinvestment Notice" means a written notice executed by a Responsible Officer of the Company stating that no Default or Event of Default has occurred and is continuing and that the Company (directly or indirectly through one of its Subsidiaries) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Property Loss Event to acquire replacement Equipment or Real Property useful in its or one of its Subsidiaries' businesses or to effect repairs in the case of a Property Loss Event.

                  "Reinvestment Prepayment Amount" means, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended or required to be expended pursuant to a Contractual Obligation entered into prior to the relevant Reinvestment Prepayment Date to acquire replacement Equipment or Real Property useful in the business of the Company or any of its Subsidiaries or to effect repairs in the case of a Property Loss Event (or failure to diligently pursue such repairs).

                  "Reinvestment Prepayment Date" means, with respect to any Reinvestment Event, the earlier of (i) the date occurring 270 days after such Reinvestment Event and (ii) the date five Business Days after the date on which the Company shall have notified the Administrative Agent of the Company's determination not to acquire replacement Equipment or Real Property useful in the Company's or a Subsidiary's business (or not to effect repairs in the case of a Property Loss Event) with all or any portion of the relevant Reinvestment Deferred Amount.

                  "Related Documents" means the Acquisition Agreement, the EFTC Merger Agreement and, in each case, each other document and instrument executed with respect thereof.

                  "Release" means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

                  "Remedial Action" means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Requirement of Law" means, with respect to any Person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Requisite Lenders" means, collectively, Lenders having not less than fifty-one percent (51%) of the aggregate outstanding amount of the Revolving Credit Commitments or, after the Revolving Credit Termination Date, fifty-one percent (51%) of the aggregate Revolving Credit Outstandings. A Non-Funding Lender shall not be included in the calculation of "Requisite Lenders."

                  "Responsible Officer" means, with respect to any Person, any of the principal executive officers, managing members or general partners of such Person, but in any event, with respect to financial matters, the chief financial officer, treasurer or controller of such Person.

                  "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any Stock or Stock Equivalents of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in Stock or Stock Equivalents, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalents of the Company or any of its Subsidiaries now or hereafter outstanding other than one payable solely to the Company or one or more Subsidiary Guarantors and (c) any payment or prepayment of principal, premium (if any), interest, fees (including fees to obtain any waiver or consent in connection with any Security) or other charges on, or redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any subordinated Indebtedness of the Company (including Subordinated Debt) or any of its Subsidiaries or any other Loan Party, other than any required payment, prepayment, redemption, retirement, purchases or other payments, in each case to the extent permitted to be made by the terms of such Indebtedness after giving effect to any applicable subordination provisions.

                  "Revolving Credit Borrowing" means Revolving Loans made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments.

                  "Revolving Credit Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I (Revolving Credit Commitments) under the caption "Revolving Credit Commitment," as amended to reflect each Assignment and Acceptance and Assumption Agreement executed by such Lender and as such amount may be adjusted pursuant to this Agreement.

                  "Revolving Credit Note" means a promissory note of a Borrower payable to the order of any Lender in a principal amount equal to the amount of such Lender's Revolving Credit Commitment evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from the Revolving Loans owing to such Lender by such Borrower.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Revolving Credit Outstandings" means, at any particular time, the sum of (a) the principal amount of the Revolving Loans outstanding at such time plus (b) the Letter of Credit Obligations outstanding at such time plus (c) the principal amount of the Swing Loans outstanding at such time.

                  "Revolving Credit Termination Date" shall mean the earliest of
(a) the Scheduled Termination Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.5 (Reduction and Termination of the Revolving Credit Commitments) and (c) the date on which the Obligations become due and payable pursuant to Section 9.2 (Remedies).

                  "Revolving Loan" has the meaning specified in Section 2.1 (The Revolving Credit Commitments).

                  "RMEI" means RM Electronics, Inc., a New Hampshire corporation.

                  "Scheduled Termination Date" means April 11, 2005.

                  "Secured Obligations" means, in the case of any Borrower, the Obligations of such Borrower and, in the case of any other Loan Party, the obligations of such Loan Party under the Guaranty and the other Loan Documents to which it is a party.

                  "Secured Parties" means the Lenders, the Issuers, the Administrative Agent and any other holder of any of the Obligations.

                  "Security" means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.

                  "Solvent" means, with respect to any Person, that the value of the assets of such Person (both at fair value and present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Specified Funds" has the meaning specified in the definition of "Investor" in this Section 1.1.

                  "Standby Letter of Credit" means any Letter of Credit that is not a Documentary Letter of Credit.

                  "Stock" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person.

                  "Subsidiary Guarantor" means each Subsidiary of any Borrower party to the Guaranty.

                  "Subordinated Debt" means unsecured Indebtedness of the Company that (i) is not due and does not provide for cash payment of principal at any time prior to the first anniversary of the Scheduled Termination Date,
(ii) is subordinated to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent and (iii) is otherwise in form and substance satisfactory to the Administrative Agent.

                  "Suntron GCO" means Suntron GCO, L.P. (formerly known as K*TEC Electronics L.P.), a Delaware limited partnership and a Wholly-Owned Subsidiary of K*TEC.

                  "Supermajority Lenders" means, collectively, Lenders having not less than 66 2/3% of the aggregate outstanding amount of the Revolving Credit Commitments or, after the Revolving Credit Termination Date, 66 2/3% of the aggregate Revolving Credit Outstandings. A Non-Funding Lender shall not be included in the calculation of "Supermajority Lenders."

                  "Swing Loan" has the meaning specified in Section 2.3 (Swing Loans).

                  "Swing Loan Borrowing" means a borrowing consisting of a Swing Loan.

                  "Swing Loan Lender" means Citicorp or any other Lender who becomes the Administrative Agent or who agrees with the approval of the Administrative Agent and the Company to act as the Swing Loan Lender hereunder.

                  "Swing Loan Request" has the meaning specified in Section 2.3(b) (Swing Loans).

                  "Syndication Completion Date" means the date upon which the Arranger determines in its sole discretion that the primary syndication of the Loans and Revolving Credit Commitments has been completed.

                  "Tangible Net Worth" of any Person means, at any date, the Net Worth of such Person at such date plus any transaction expenses and any one-time, non-cash charges incurred in connection with, and booked anytime within six months of, the closing of a Permitted Acquisition, excluding, however, from the determination of the Total Assets of such Person at such date,
(a) all goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses, rights in any of the foregoing, and other similar intangibles, (b) all prepaid expenses (other than rent prepaid by the lessee on an operating lease and prepaid insurance premiums), deferred charges or unamortized debt discount and expense, (c) Securities not readily marketable, (d) cash held in a sinking or

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

other analogous fund established for the purpose of redemption, retirement, defeasance or prepayment of any Stock or Indebtedness, (e) any write-up in the book value of any asset resulting from a revaluation thereof and (f) any items not included in clauses (a) through (e) above but treated as intangibles in conformity with GAAP.

                  "Tax Affiliate" means, with respect to any Person, (a) any Subsidiary of such Person and (b) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.

                  "Tax Return" has the meaning specified in Section 4.8(a) (Taxes).

                  "Taxes" has the meaning specified in Section 2.16(a) (Taxes).

                  "Title IV Plan" means a pension plan, other than a Multiemployer Plan, that is covered by Title IV of ERISA to which the Company, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability (contingent or otherwise).

                  "Total Assets" of any Person means, at any date, the total assets of such Person and its Subsidiaries at such date determined on a consolidated basis in conformity with GAAP.

                  "Total Liabilities" of any Person means, at any date, all obligations that, in conformity with GAAP, would be included in determining total liabilities as shown on the liabilities side of a consolidated balance sheet of such Person and its Subsidiaries at such date.

                  "UCC" means "Uniform Commercial Code," as such term is defined in the Pledge and Security Agreement.

                  "Unfunded Pension Liability" means, with respect to the Company at any time, the sum of (a) the amount, if any, by which the present value of all accrued benefits under each Title IV Plan (other than any Title IV Plan subject to Section 4063 of ERISA) exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, as determined as of the most recent valuation date for such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan and
(b) the aggregate amount of withdrawal liability that could be assessed under
Section 4063 with respect to each Title IV Plan subject to such Section, separately calculated for each such Title IV Plan as of its most recent valuation date and (c) for a period of five years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by the Company, any of its Subsidiaries or any ERISA Affiliate as a result of such transaction.

                  "Unused Commitment" means, with respect to any Lender on any day, the difference between (a) such Lender's Revolving Credit Commitment and
(b) the sum of (i) such Lender's Ratable Portion of the sum of (A) the outstanding principal amount of Revolving Loans and (B) the outstanding amount of the Letter of Credit Obligations and (ii) if such Lender is the Swing Loan Lender, the aggregate principal amount of Swing Loans outstanding.

                  "Unused Commitment Fee" has the meaning specified in Section 2.12(a) (Fees).

                  "Unused Ratable Portion" means, with respect to any Lender, the percentage obtained by dividing (a) the Unused Commitment of such Lender by
(b) the aggregate Unused Commitments of all Lenders.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  "Voting Stock" means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

                  "Wholly-Owned Subsidiary" of any Person, means any other Person all of the Stock of which (other than director's qualifying shares, as may be required by law) is owned by such Person directly or by other Wholly-Owned Subsidiaries of such Person.

                  "Withdrawal Liability" means, with respect to the Company at any time, the aggregate liability incurred (whether or not assessed) with respect to all Multiemployer Plans pursuant to Section 4201 of ERISA or for increases in contributions required to be made pursuant to Section 4243 of ERISA.

                  SECTION 1.2 COMPUTATION OF TIME PERIODS

                  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  SECTION 1.3 ACCOUNTING TERMS AND PRINCIPLES

                  (a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

                  (b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.1 (Financial Statements) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Company with the agreement of the Company's Accountants and results in a change in any of the calculations required by Article V (Financial Covenants) or Article VIII (Negative Covenants) had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change with the desired result that the criteria for evaluating compliance with such covenants by the Company shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in
Article V (Financial Covenants) or Article VIII (Negative Covenants) shall be given effect until such provisions are amended to reflect such changes in GAAP.

                  SECTION 1.4 CERTAIN TERMS

                  (a) The words "herein," "hereof" and "hereunder" and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in, this Agreement.

                  (b) References in this Agreement to an Exhibit, Schedule, Article, Section, clause or subclause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

subclause in this Agreement. References in this Agreement to numbered clauses and subclauses immediately followed by the words "above" and "below" refer respectively to the clauses and subclauses with the corresponding numbers immediately preceding or following such reference.

                  (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless otherwise expressly stated therein and unless the prior written consent of the Administrative Agent, the Requisite Lenders or the Supermajority Lenders is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, if such agreement is duly amended, restated, supplemented or otherwise modified, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

                  (d) References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

                  (e) The term "including" when used in any Loan Document means "including without limitation" except when used in the computation of time periods.

                  (f) The terms "Lender," "Issuer" and "Administrative Agent" include, without limitation, their respective successors.

                  (g) Upon the appointment of any successor Administrative Agent pursuant to Section 10.7 (Successor Administrative Agent), references to CUSA in
Section 10.4 (The Administrative Agent Individually) and to Citibank in the definitions of Base Rate, and Eurodollar Rate shall be deemed to refer to the financial institution then acting as the Administrative Agent or one of its Affiliates if it so designates.

                                   ARTICLE II

                                  THE FACILITY

                  SECTION 2.1 THE REVOLVING CREDIT COMMITMENTS

                  (a) On the terms and subject to the conditions contained in this Agreement, each Lender severally agrees to continue to make loans (each, together with each "Revolving Loan" as defined in and made under the Existing Credit Agreement, a "Revolving Loan") to the Borrowers from time to time on any Business Day during the period from the Effective Date until the Revolving Credit Termination Date in an aggregate amount not to exceed at any time outstanding for all Revolving Loans by such Lender such Lender's Revolving Credit Commitment; provided, however, that at no time shall any Lender be obligated to make a Revolving Loan (i) in excess of such Lender's Ratable Portion of the Available Credit, (ii) to the extent that the aggregate Revolving Credit Outstandings, after giving effect to such Revolving Loan, would exceed the Maximum Credit in effect at such time and (iii) to the extent that, in the case of any Borrower, the aggregate Revolving Credit Outstandings owing by such Borrower would exceed the Borrowing Base of such Borrower at such time. Within the limits of each Lender's Revolving Credit Commitment, amounts of Revolving Loans repaid may be reborrowed under this Section 2.1.

                  (b) The Borrowers may, at any time, request the Lenders to provide additional Revolving Credit Commitments in an amount up to $50,000,000 (the "Facility Increase");

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

provided, however, that (i) the Borrowers shall have given the Administrative Agent at least 60 days prior written notice of its intention to effect a Facility Increase and the desired amount of such Facility Increase, (ii) the conditions precedent to a Borrowing set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) are satisfied as of the Facility Increase Effective Date and (iii) an opinion of counsel to the Loan Parties in form and substance and from counsel reasonably satisfactory to the Administrative Agent and addressed to the Administrative Agent, the Issuers and the Lenders and addressing such matters as any Lender through the Administrative Agent may reasonably request (including an opinion as to no conflicts with other Indebtedness) shall be delivered to the Administrative Agent. The Borrowers shall have the right to offer such increase to (x) the Lenders, and each Lender will have the right, but not the obligation, to commit to all or a portion of the proposed Facility Increase or (y) Eligible Assignees; provided, however, that the minimum additional Revolving Credit Commitment of each such Lender or Eligible Assignee equals or exceeds $5,000,000 and such Lender or Eligible Assignee executes an Assumption Agreement pursuant to which such Lender or Eligible Assignee agrees to commit to all or a portion of such Facility Increase and, in the case of an Eligible Assignee, to be bound by the terms of this Agreement as a Lender. On the effective date provided for in the Assumption Agreements providing for a Facility Increase (the "Facility Increase Effective Date"), the Revolving Credit Commitments shall be increased by the amount committed to by each Lender or Eligible Assignee on the Facility Increase Date. In the event there are Lenders and Eligible Assignees that have committed to a Facility Increase in excess of the maximum amount requested (or permitted), then the Administrative Agent shall have the right to allocate such commitments, first to Lenders and then to Eligible Assignees, on whatever basis the Administrative Agent determines is appropriate in consultation with the Borrowers. The Administrative Agent and the Lenders reserve the right to request the Borrowers to pay compensation for such additional commitments for the Facility Increase and such Facility Increase shall not become effective until such fees shall have been paid. Only one Facility Increase may be effected pursuant to this clause (b).

                  SECTION 2.2 BORROWING PROCEDURES

(a) Each Revolving Credit Borrowing shall be made on notice given by any Borrower to the Administrative Agent not later than 11:00 A.M. (New York City time) (i) one Business Day, in the case of a Borrowing of Base Rate Loans and
(ii) three Business Days, in the case of a Borrowing of Eurodollar Rate Loans, prior to the date of the proposed Revolving Credit Borrowing. Each such notice shall be in substantially the form of Exhibit C (Form of Notice of Borrowing) (a "Notice of Borrowing"), specifying (A) the date of such proposed Revolving Credit Borrowing, (B) the aggregate amount of such proposed Revolving Credit Borrowing, (C) whether any portion of the proposed Revolving Credit Borrowing will be of Base Rate Loans or Eurodollar Rate Loans, (D) the initial Interest Period or Periods for any such Eurodollar Rate Loans and (E) the Available Credit (after giving effect to the proposed Revolving Credit Borrowing). The Revolving Loans shall be made as Base Rate Loans unless, subject to Section 2.14 (Special Provisions Governing Eurodollar Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be Eurodollar Rate Loans; provided, however, that the Interest Period of any Eurodollar Rate Loan made before the Syndication Completion Date shall be determined by the Administrative Agent in its sole discretion. Notwithstanding anything to the contrary contained in clause (a) of Section 2.3 (Swing Loans), if any Notice of Borrowing requests a Revolving Credit Borrowing of Base Rate Loans, the Administrative Agent may, in its sole discretion, make a Swing Loan available to the applicable Borrower in an aggregate amount not to exceed such proposed Revolving Credit Borrowing, and the aggregate amount of the

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

corresponding proposed Revolving Credit Borrowing shall be reduced accordingly by the principal amount of such Swing Loan. Each Revolving Credit Borrowing shall be in an aggregate amount of not less than $3,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (b) The Administrative Agent shall give to each Lender prompt notice of the Administrative Agent's receipt of a Notice of Borrowing and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to Section 2.14(a) (Determination of Interest Rate). Each Lender shall, before 11:00 A.M. (New York City time) on the date of the proposed Borrowing, make available to the Administrative Agent at its address referred to in Section 11.8 (Notices, Etc.), in immediately available funds, such Lender's Ratable Portion of such proposed Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 3.1 (Conditions Precedent to the Effectiveness of this Agreement) and Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), the Administrative Agent shall make such funds available to the applicable Borrower.

                  (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any proposed Borrowing by any Borrower that such Lender shall not make available to the Administrative Agent such Lender's Ratable Portion of such Borrowing, the Administrative Agent may assume that such Lender has made such Ratable Portion available to the Administrative Agent on the date of such Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to such Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the Administrative Agent, such Lender and such Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Loans comprising such Borrowing. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. If such Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to such Borrower.

                  (d) The failure of any Lender to make the Loan or any payment required by it on the date specified (a "Non-Funding Lender"), including any payment in respect of its participation in Swing Loans and Letter of Credit Obligations, shall not relieve any other Lender of its obligations to make such Loan or payment on such date but no such other Lender shall be responsible for the failure of any Non-Funding Lender to make a Loan or payment required under this Agreement.

                  SECTION  2.3 SWING LOANS

                  (a) On the terms and subject to the conditions contained in this Agreement, the Swing Loan Lender may, in its sole discretion, make loans (each, together with each "Swing Loan" as defined in and made under the Existing Credit Agreement, a "Swing Loan") otherwise available to the Borrowers under the Facility from time to time on any Business Day during the period from the Effective Date until the Revolving Credit Termination Date in an aggregate

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

amount at any time outstanding at any time not to exceed $10,000,000; provided, however, that the Swing Loan Lender shall not make any Swing Loan to the extent that, after giving effect to such Swing Loan, the aggregate Revolving Credit Obligations would exceed the Maximum Credit. The Swing Loan Lender shall be entitled to rely on the most recent Borrowing Base Certificate delivered to the Administrative Agent. Each Swing Loan shall be a Base Rate Loan and must be repaid in full upon any Revolving Credit Borrowing hereunder and shall in any event mature no later than the Revolving Credit Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swing Loans repaid may be reborrowed under this clause (a). Swing Loans shall be Base Rate Loans.

                  (b) In order to request a Swing Loan, a Borrower shall telecopy (or forward by electronic mail or similar means) to the Administrative Agent a duly completed request setting forth the date, the requested amount and date of the Swing Loan (a "Swing Loan Request"), to be received by the Administrative Agent not later than 1:00 P.M. (New York City time) on the day of the proposed borrowing. The Administrative Agent shall promptly notify the Swing Loan Lender of the details of the requested Swing Loan. Subject to the terms of this Agreement, the Swing Loan Lender may make a Swing Loan available to the Administrative Agent in an amount up to the amount requested and, in turn, the Administrative Agent shall make such amounts available to such Borrower on the date of the relevant Swing Loan Request. The Swing Loan Lender shall not make any Swing Loan in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall not on such date be satisfied, and ending when such conditions are satisfied. The Swing Loan Lender shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in
Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the making of any Swing Loan.

                  (c) The Swing Loan Lender shall notify the Administrative Agent in writing (which writing may be a telecopy or electronic mail) weekly, by no later than 10:00 A.M. (New York City time) on the first Business Day of each week, of the aggregate principal amount of its Swing Loans then outstanding.

                  (d) The Swing Loan Lender may demand at any time that each Lender pay to the Administrative Agent, for the account of the Swing Loan Lender, in the manner provided in clause (e) below, such Lender's Ratable Portion of all or a portion of the outstanding Swing Loans, which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount of Swing Loans demanded to be paid.

                  (e) The Administrative Agent shall forward each notice referred to in clause (c) above and each demand referred to in clause (d) above to each Lender on the day such notice or such demand is received by the Administrative Agent (except that any such notice or demand received by the Administrative Agent after 2:00 P.M. (New York City time) on any Business Day or any such demand received on a day that is not a Business Day shall not be required to be forwarded to the Lenders by the Administrative Agent until the next succeeding Business Day), together with a statement prepared by the Administrative Agent specifying the amount of each Lender's Ratable Portion of the aggregate principal amount of the Swing Loans stated to be outstanding in such notice or demanded to be paid pursuant to such demand, and, notwithstanding whether or not the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), each Lender shall, before 11:00 A.M. (New York City time) on the

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Business Day next succeeding the date of such Lender's receipt of such written statement, make available to the Administrative Agent, in immediately available funds, for the account of the Swing Loan Lender, the amount specified in such statement. Upon such payment by a Lender, such Lender shall, except as provided in clause (f) below, be deemed to have made a Revolving Loan to the applicable Borrower. The Administrative Agent shall use such funds to repay the Swing Loans to the Swing Loan Lender. To the extent that any Lender fails to make such payment available to the Administrative Agent for the account of the Swing Loan Lender, such Borrower shall repay such Swing Loan on demand.

                  (f) Upon the occurrence of a Default under Section 9.1(f) (Events of Default), each Lender shall acquire, without recourse or warranty, an undivided participation in each Swing Loan otherwise required to be repaid by such Lender pursuant to clause (e) above, which participation shall be in a principal amount equal to such Lender's Ratable Portion of such Swing Loan, by paying to the Swing Loan Lender on the date on which such Lender would otherwise have been required to make a payment in respect of such Swing Loan pursuant to clause (e) above, in immediately available funds, an amount equal to such Lender's Ratable Portion of such Swing Loan. If such amount is not in fact made available by such Lender to the Swing Loan Lender on such date, the Swing Loan Lender shall be entitled to recover such amount on demand from such Lender together with interest accrued from such date at the Federal Funds Rate for the first Business Day after such payment was due and thereafter at the rate of interest then applicable to Base Rate Loans.

                  (g) From and after the date on which any Lender is deemed to have made a Revolving Loan pursuant to clause (e) above with respect to any Swing Loan or purchases an undivided participation interest in a Swing Loan pursuant to clause (f) above, the Swing Loan Lender shall promptly distribute to such Lender such Lender's Ratable Portion of all payments of principal of and interest received by the Swing Loan Lender on account of such Swing Loan other than those received from a Lender pursuant to clause (e) or (f) above.

                  SECTION  2.4 LETTERS OF CREDIT

                  (a) On the terms and subject to the conditions contained in this Agreement, each Issuer agrees to issue one or more Letters of Credit at the request of a Borrower for the account of such Borrower from time to time during the period commencing on the Effective Date and ending on the earlier of the Revolving Credit Termination Date and 30 days prior to the Scheduled Termination Date; provided, however, that no Issuer shall be under any obligation to issue any Letter of Credit if:

                           (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuer from issuing such Letter of Credit or any Requirement of Law applicable to such Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the date of this Agreement or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the date of this Agreement and that such Issuer in good faith deems material to it;

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                           (ii) such Issuer shall have received written notice from the Administrative Agent, any Lender or any Borrower, on or prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in Section 3.1 (Conditions Precedent to the Effectiveness of this Agreement) or
         Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) is not then satisfied;

                           (iii) after giving effect to the issuance of such Letter of Credit, the aggregate Revolving Credit Outstandings would exceed the Maximum Credit at such time or the aggregate Revolving Credit Outstandings owing by the Borrower for whose account such Letter of Credit is being issued exceeds such Borrower's Borrowing Base;

                           (iv) after giving effect to the issuance of such Letter of Credit, the sum of (i) the Letter of Credit Undrawn Amounts at such time and (ii) the Reimbursement Obligations at such time exceeds $10,000,000; or

                           (v) any fees due in connection with a requested issuance have not been paid.

None of the Lenders (other than the Issuers in their capacity as such) shall have any obligation to issue any Letter of Credit.

                  (b) In no event shall the expiration date of any Letter of Credit (i) be more than one year after the date of issuance thereof or (ii) be less than seven days prior to the Scheduled Termination Date; provided, however, that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the expiry date referred to in clause (ii) above).

                  (c) In connection with the issuance of each Letter of Credit for the account of any Borrower, such Borrower shall give the relevant Issuer and the Administrative Agent at least two Business Days' prior written notice, in substantially the form of Exhibit D (Form of Letter of Credit Request) (or in such other written or electronic form as is acceptable to the Issuer), of the requested issuance of such Letter of Credit (a "Letter of Credit Request"). Such notice shall be irrevocable and shall specify the Issuer of such Letter of Credit, the stated amount of the Letter of Credit requested, which stated amount shall not be less than $50,000, the date of issuance of such requested Letter of Credit (which day shall be a Business Day), the date on which such Letter of Credit is to expire (which date shall be a Business Day), and the Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuer and the Administrative Agent not later than 11:00 A.M. (New York City time) on the second Business Day prior to the requested issuance of such Letter of Credit.

                  (d) Subject to the satisfaction of the conditions set forth in this Section 2.4, the relevant Issuer shall, on the requested date, issue a Letter of Credit on behalf of the applicable Borrower in accordance with such Issuer's usual and customary business practices. No Issuer shall issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall not on such date be satisfied, and ending when such conditions are satisfied. The relevant Issuer shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the issuance of any Letter of Credit.

                  (e) If requested by the relevant Issuer, prior to the issuance of each Letter of Credit for the account of any Borrower by such Issuer, and as a condition of such issuance and of the participation of each Lender in the Letter of Credit Obligations arising with respect thereto, such Borrower shall have delivered to such Issuer a letter of credit reimbursement agreement, in such form as the Issuer may employ in its ordinary course of business for its own account (a "Letter of Credit Reimbursement Agreement"), signed by such Borrower, and such other documents or items as may be required pursuant to the terms thereof. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern.

                  (f) Each Issuer shall:

                           (i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing), which writing may be a telecopy or electronic mail, of the issuance or renewal of a Letter of Credit issued by it for the account of any Borrower, of all drawings under a Letter of Credit issued by it and the payment (or the failure to pay when due) by such Borrower of any Reimbursement Obligation when due (which notice the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Lender);

                           (ii) upon the request of any Lender, furnish to such Lender copies of any Letter of Credit Reimbursement Agreement to which such Issuer is a party and such other documentation as may reasonably be requested by such Lender; and

                           (iii) no later than 10 Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Lender requesting the same) and the Company separate schedules for Documentary and Standby Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations outstanding at the end of each month and any information requested by the Company or the Administrative Agent relating thereto.

                  (g) Immediately upon the issuance by an Issuer of a Letter of Credit for the account of any Borrower in accordance with the terms and conditions of this Agreement, such Issuer shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Ratable Portion, in such Letter of Credit and the obligations of such Borrower with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto.

                  (h) Each Borrower for whose account a Letter of Credit has been issued agrees to pay to the Issuer of such Letter of Credit the amount of all Reimbursement Obligations owing to such Issuer under such Letter of Credit when such amounts are due and payable, irrespective of any claim, set-off, defense or other right that any Borrower may have at any time against such Issuer or any other Person. In the event that any Issuer makes any payment under any Letter of Credit and no Borrower shall have repaid such amount to such Issuer pursuant to this clause (h)

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

or such payment is rescinded or set aside for any reason, such Reimbursement Obligation shall bear interest computed from the date on which such Reimbursement Obligation arose to the date of repayment in full at the rate of interest applicable to Revolving Loans bearing interest at a rate based on the Base Rate during such period, and such Issuer shall promptly notify the Administrative Agent, that shall promptly notify each Lender of the failure to repay such Reimbursement Obligation, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Lender's Ratable Portion of such payment in Dollars and in immediately available funds. If the Administrative Agent so notifies such Lender prior to 11:00 A.M. (New York City time) on any Business Day, such Lender shall make available to the Administrative Agent for the account of such Issuer its Ratable Portion of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Lender, such Lender shall, except during the continuance of a Default or Event of Default under Section 9.1(f) (Events of Default) and notwithstanding whether or not the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive) be deemed to have made a Revolving Loan to the Borrowers in the principal amount of such payment. Whenever any Issuer receives from any Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from a Lender pursuant to this clause (h), such Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Lender, in immediately available funds, an amount equal to such Lender's Ratable Portion of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Lenders have paid in respect of such Reimbursement Obligation.

                  (i) Each Borrower's obligation to pay each Reimbursement Obligation and the obligations of the Lenders to make payments to the Administrative Agent for the account of the Issuers with respect to Letters of Credit issued for the account of such Borrower shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of:

                           (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

                           (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

                           (iii) the existence of any claim, set off, defense or other right that any Borrower, any other party guaranteeing, or otherwise obligated with, any Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, the Administrative Agent or any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

                           (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                           (v) payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

                           (vi) any other act or omission to act or delay of any kind of the Issuer, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of any Borrower's obligations hereunder.

Any action taken or omitted to be taken by the relevant Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuer under any resulting liability to any Borrower or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit the Issuer may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuer.

                  (j) If and to the extent such Lender shall not have so made its Ratable Portion of the amount of the payment required by clause (i) above available to the Administrative Agent for the account of such Issuer, such Lender agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand such amount together with interest thereon, for the first Business Day after payment was first due at the Federal Funds Rate and, thereafter until such amount is repaid to the Administrative Agent for the account of such Issuer, at the rate per annum applicable to Base Rate Loans under the Facility. The failure of any Lender to make available to the Administrative Agent for the account of such Issuer its Ratable Portion of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuer its Ratable Portion of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent for the account of the Issuer such other Lender's Ratable Portion of any such payment.

         SECTION 2.5 REDUCTION AND TERMINATION OF THE REVOLVING CREDIT
COMMITMENTS

                  (a) The Company may, upon at least three Business Days' prior notice to the Administrative Agent, terminate in whole or reduce in part ratably the unused portions of the respective Revolving Credit Commitments of the Lenders; provided, however, that each partial reduction shall be in the aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (b) The then current Revolving Credit Commitments shall be reduced on each date on which a prepayment of Revolving Loans or Swing Loans is made pursuant to subclause (i) (other than for Asset Sales made pursuant to and in accordance with clause (b) of Section 8.4 (Sale of Assets)) or (ii) of clause
(a) of Section 2.9 (Mandatory Prepayments) or would be required to be made had the outstanding Revolving Loans and Swing Loans equaled the Revolving Credit Commitments then in effect, in each case in the amount of such prepayment (or deemed prepayment) (and the Revolving Credit Commitment of each Lender shall be reduced by its Ratable Portion of such amount).

                  SECTION  2.6 REPAYMENT OF LOANS

                  Each Borrower promises to repay the entire unpaid principal amount of the Revolving Loans and the Swing Loans owing by it on the Scheduled Termination Date.

                  SECTION  2.7 EVIDENCE OF DEBT

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of each Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (b) The Administrative Agent shall maintain accounts in accordance with its usual practice in which it shall record (i) the amount of each Loan made and, if a Eurodollar Rate Loan, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable by any Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from any Borrower and each Lender's share thereof, if applicable.

                  (c) The entries made in the accounts maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any Borrower to repay the Loans in accordance with their terms.

                  (d) Notwithstanding any other provision of the Agreement, in the event that any Lender requests that a Borrower execute and deliver a promissory note or notes payable to such Lender in order to evidence the Indebtedness owing to such Lender by such Borrower hereunder, such Borrower shall promptly execute and deliver a Revolving Credit Note or Revolving Credit Notes to such Lender evidencing any Revolving Loans of such Lender, substantially in the form of Exhibit B (Form of Revolving Credit Note).

                  SECTION 2.8 OPTIONAL PREPAYMENTS

                  Any Borrower may prepay the outstanding principal amount of the Revolving Loans or Swing Loans owing by it at any time in whole or in part, without premium or penalty; provided, however, that if any prepayment of any Eurodollar Rate Loan is made by any Borrower other than on the last day of an Interest Period for such Loan, such Borrower shall also pay any amounts owing pursuant to Section 2.14(e) (Breakage Costs). Upon the giving of such notice of prepayment, the principal amount of Revolving Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 2.9 MANDATORY PREPAYMENTS

                  (a) Upon receipt by the Company, any Borrower or any of their respective Subsidiaries of Net Cash Proceeds arising (i) from an Asset Sale, the Borrowers shall immediately prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds (except for Net Cash Proceeds that, together with all other Net Cash Proceeds arising from Asset Sales received by the Company, any Borrower or any of their respective Subsidiaries since the Effective Date, do not exceed $2,000,000 in the aggregate) and (ii) from a Property Loss Event, the Borrowers shall immediately prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds and
(iii) from an Equity Issuance or Debt Issuance, the Borrowers shall immediately prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds; provided, however, that, in the case of any Net Cash Proceeds arising from a Reinvestment Event, the Borrowers shall prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Event, if any, on the Reinvestment Prepayment Date with respect to such Reinvestment Event and, pending application of such proceeds as specified in the Reinvestment Notice, shall pay the same to the Administrative Agent to be held in a Cash Collateral Account. Any such mandatory prepayment shall be applied in accordance with clause (b) below.

                  (b) Any prepayments made by any Borrower required to be applied in accordance with this clause (b) shall be applied as follows: first, to repay the outstanding principal balance of the Swing Loans until such Swing Loans shall have been repaid in full; second, to repay the outstanding principal balance of the Revolving Loans until such Revolving Loans shall have been paid in full; and then, to provide cash collateral for any Letter of Credit Obligations in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth therein.

                  (c) If at any time, (x) the aggregate Revolving Credit Outstandings owing by the Borrowers exceed the Maximum Credit at such time or
(y) the aggregate Revolving Credit Outstandings owing by any Borrower exceeds such Borrower's Borrowing Base, the Borrowers or such Borrower, as the case may be, shall forthwith prepay the Swing Loans first and then the Revolving Loans of the Borrowers or such Borrower, as applicable, then outstanding in an amount equal to such excess. If any such excess remains after repayment in full of the aggregate outstanding Swing Loans and Revolving Loans of the Borrowers or such Borrower (as the case may be), the Borrowers or such Borrower, as applicable, shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) to the extent required to eliminate such excess.

                  (d) The Borrowers hereby irrevocably waive the right to direct the application of all funds in the Cash Collateral Account (other than an amount equal to any proceeds arising from a Reinvestment Event that are held in the Cash Collateral Account pending application of such proceeds as specified in a Reinvestment Notice) and agree that the Administrative Agent may, and, upon the written direction of the Requisite Lenders or Supermajority Lenders, shall, except as provided in Section 2.13(f) (Payments and Computations), apply all payments in respect of any Obligations and all available funds in the Cash Collateral Account on a daily basis as follows: first, to repay the outstanding principal amount of the Swing Loans until such Swing Loans have been repaid in full; second, to repay the outstanding principal balance of the Revolving Loans

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

until such Revolving Loans shall have been repaid in full; and then to any other Obligation then due and payable. The Administrative Agent agrees so to apply such funds and the Borrowers consent to such application. If, following such application, there are no Loans outstanding and no other Obligations that are then due and payable (and cash collateral has been provided in the amount of 105% of all outstanding Letter of Credit Obligations), then the Administrative Agent shall cause any remaining funds in the Cash Collateral Account to be paid at the written direction of the Company.

                  SECTION 2.10 INTEREST

                  (a) Rate of Interest. All Loans and the outstanding amount of all other Obligations shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows:

                           (i)      if a Base Rate Loan or such other
         Obligation, at a rate per annum equal to the sum of (A) the Base Rate as in effect from time to time, plus (B) the Applicable Margin; and

                           (ii) if a Eurodollar Rate Loan, at a rate per annum equal to the sum of (A) the Eurodollar Rate determined for the applicable Interest Period, plus (B) the Applicable Margin in effect from time to time during such Eurodollar Interest Period.

                  (b) Interest Payments. (i) Interest accrued on each Base Rate Loan (other than Swing Loans) shall be payable in arrears (A) on the last Business Day of each calendar month, commencing on the first such day following the making of such Base Rate Loan and (B) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Base Rate Loan; (ii) interest accrued on Swing Loans shall be payable in arrears on the first Business Day of the immediately succeeding calendar month; (iii) interest accrued on each Eurodollar Rate Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Loan and if such Interest Period has a duration of more than three months, on each day during such Interest Period occurring exactly three months or an integral multiple thereof after the first day of such Interest Period, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Eurodollar Rate Loan; and (iv) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise).

                  (c) Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere herein, except as otherwise agreed by the Requisite Lenders, effective immediately upon the occurrence of an Event of Default and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and the amount of all other Obligations shall bear interest at a rate that is two percent per annum in excess of the rate of interest applicable to such Obligations from time to time.

                  SECTION 2.11 CONVERSION/CONTINUATION OPTION

                  (a) A Borrower may elect (i) at any time to convert Base Rate Loans (other than Swing Loans) owing by it or any portion thereof to Eurodollar Rate Loans or (ii) at the end of any

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

applicable Interest Period, to convert Eurodollar Rate Loans owing by it or any portion thereof into Base Rate Loans or to continue such Eurodollar Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurodollar Loans for each Interest Period must be in the amount of $3,000,000 or an integral multiple of $1,000,000 in excess thereof. Each conversion or continuation shall be allocated among the Loans of each Lender in accordance with its Ratable Portion. Each such election shall be in substantially the form of Exhibit E (Form of Notice of Conversion or Continuation) (a "Notice of Conversion or Continuation") and shall be made by giving the Administrative Agent at least three Business Days' prior written notice specifying (A) the amount and type of Loan being converted or continued,
(B) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of conversion (which date shall be a Business Day and, if a conversion from Eurodollar Rate Loans, shall also be the last day of the applicable Interest Period).

                  (b) The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, (i) no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans shall be permitted at any time prior to the Syndication Completion Date except to Eurodollar Rate Loans with Interest Periods otherwise determined by the Administrative Agent pursuant to clause (a) of Section 2.2 (Borrowing Procedures) and (ii) no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans, and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any applicable Interest Period, shall be permitted at any time at which (i) an Event of Default shall have occurred and be continuing or (ii) the continuation of, or conversion into, would violate any of the provisions of Section 2.14 (Special Provisions Governing Eurodollar Rate Loans). If, within the time period required under the terms of this Section 2.11, the Administrative Agent does not receive a Notice of Conversion or Continuation from the applicable Borrower containing a permitted election to continue any Eurodollar Rate Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the applicable Interest Period, such Loans shall be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.

                  SECTION 2.12 FEES

                  (a) Unused Commitment Fee. The Borrowers, jointly and severally, agree to pay to each Lender from the Initial Closing Date until the Revolving Credit Termination Date a commitment fee (the "Unused Commitment Fee") payable in arrears (x) on the last Business Day of each calendar month, commencing on the first such Business Day following the Initial Closing Date and
(y) on the Revolving Credit Termination Date and, in each case, calculated daily to equal the following:

                           (i) if the aggregate Unused Commitments of all Lenders does not exceed $50,000,000, 0.5% per annum of such Lender's Unused Commitment; and

                           (ii) if the aggregate Unused Commitments of all Lenders exceeds $50,000,000, then the sum of (A) such Lender's Unused Ratable Portion of an amount equal to 0.5% per annum of $50,000,000 and
         (B) such Lender's Unused Ratable Portion of an amount equal to 1% per annum of the excess of the aggregate Unused Commitments of all Lenders over $50,000,000.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (b) Letter of Credit Fees. Each Borrower agrees to pay the following amounts with respect to Letters of Credit issued by any Issuer for its account:

                           (i) to the Administrative Agent for the account of each Issuer of a Letter of Credit issued for the account of such Borrower, with respect to each such Letter of Credit issued by such Issuer, an issuance fee equal to 0.25% per annum of the maximum amount available from time to time to be drawn under such Letter of Credit, payable in arrears (A) on the last Business Day of each calendar month, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date;

                           (ii) to the Administrative Agent for the ratable benefit of the Lenders, with respect to each Letter of Credit issued for the account of such Borrower, a fee accruing at a rate per annum equal to the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans on the maximum amount available from time to time to be drawn under such Letter of Credit, payable in arrears (A) on the last Business Day of each calendar month, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date; provided, however, that, except as otherwise agreed by the Requisite Lenders, during the continuance of an Event of Default, such fee shall be increased by two percent per annum and shall be payable on demand; and

                           (iii) to the Issuer of any Letter of Credit, with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with such Issuer's standard schedule for such charges in effect at the time of issuance, amendment, transfer or drawing, as the case may be.

                  (c) Additional Fees. The Company has agreed to pay to CUSA, the Administrative Agent and the Arranger additional fees, the amount and dates of payment of which are embodied in the Fee Letter.

                  SECTION 2.13 PAYMENTS AND COMPUTATIONS

                  (a) Each Borrower shall make each payment hereunder (including fees and expenses) not later than 11:00 A.M. (New York City time) on the day when due, in Dollars, to the Administrative Agent at its address referred to in
Section 11.8 (Notices, Etc.) in immediately available funds without set-off or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal or interest or fees to the Lenders, in accordance with the application of payments set forth in clauses (e) and (f) below, as applicable, for the account of their respective Applicable Lending Offices; provided, however, that amounts payable pursuant to Section 2.15 (Capital Adequacy), Section 2.16 (Taxes) or clause (c) or (d) of Section 2.14 (Special Provisions Governing Eurodollar Rate Loans) shall be paid only to the affected Lender or Lenders and amounts payable with respect to Swing Loans shall be paid only to the Swing Loan Lender. Payments received by the Administrative Agent after 11:00 A.M. (New York City time) shall be deemed to be received on the next Business Day.

                  (b) All computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on any Eurodollar Rate Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of any Revolving Loan shall be applied as follows: first, to repay such Loans outstanding as Base Rate Loans; and then, to repay such Loans outstanding as Eurodollar Rate Loans with those Eurodollar Rate Loans that have earlier expiring Eurodollar Interest Periods being repaid prior to those that have later expiring Eurodollar Interest Periods.

                  (d) Unless the Administrative Agent shall have received notice from the Company to the Lenders prior to the date on which any payment is due hereunder that the applicable Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon (at the Federal Funds Rate for the first Business Day and thereafter at the rate applicable to Base Rate Loans) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent.

                  (e) Subject to the provisions of clause (f) below (and except as otherwise provided in Section 2.9 (Mandatory Prepayments)), all payments and any other amounts received by the Administrative Agent from or for the benefit of any Borrower shall be applied as follows: first, to pay principal of and interest on any portion of the Loans that the Administrative Agent may have advanced pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such Lender or any Borrower; second, to pay all other Obligations then due and payable; and then, as the Company so designates. Payments in respect of Swing Loans received by the Administrative Agent shall be distributed to the Swing Loan Lender; payments in respect of Revolving Loans received by the Administrative Agent shall be distributed to each Lender in accordance with such Lender's Ratable Portion; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuers as are entitled thereto and, for such payments allocated to the Lenders, in proportion to their respective Ratable Portions.

                  (f) Each Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that the Administrative Agent may, and, upon either
(A) the written direction of the Requisite Lenders or (B) the acceleration of the Obligations pursuant to Section 9.2 (Remedies), shall, apply all payments in respect of any Obligations and all funds on deposit in any Cash Collateral Account (including all proceeds arising from a Reinvestment Event that are held in the Cash Collateral Account pending

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

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

application of such proceeds as specified in a Reinvestment Notice) and all other proceeds of Collateral in the following order:

                           (i) first, to pay interest on and then principal of any portion of the Revolving Loans that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or any Borrower;

                           (ii)     second, to pay interest on and then
         principal of any Swing Loan;

                           (iii) third, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Administrative Agent;

                           (iv) fourth, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Lenders and the Issuers;

                           (v) fifth, to pay Obligations in respect of any fees then due to the Administrative Agent, the Lenders and the Issuers;

                           (vi) sixth, to pay interest then due and payable in respect of the Loans and Reimbursement Obligations;

                           (vii) seventh, to pay or prepay principal payments on the Loans and Reimbursement Obligations and to provide cash collateral for outstanding Letter of Credit Undrawn Amounts in the manner described in Section 9.3 (Actions in Respect of Letters of Credit), ratably to the aggregate principal amount of such Loans, Reimbursement Obligations and Letter of Credit Undrawn Amounts; and

                           (viii) eighth, to the ratable payment of all other Obligations;

provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any of the Obligations described in any of clauses first through eighth above, the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's and each Lender's or Issuer's interest in the aggregate outstanding Obligations described in such clauses. The order of priority set forth in clauses first through eighth above may at any time and from time to time be changed by the agreement of the Requisite Lenders without necessity of notice to or consent of or approval by any Borrower, any Secured Party that is not a Lender or Issuer or by any other Person that is not a Lender or Issuer. The order of priority set forth in clauses first through fifth above may be changed only with the prior written consent of the Administrative Agent in addition to the Requisite Lenders.

                  (g) At the option of the Administrative Agent, principal on the Swing Loans, Reimbursement Obligations, interest, fees, expenses and other sums due and payable in respect of the Revolving Loans and Protective Advances may be paid from the proceeds of Swing Loans or Revolving Loans. Each Borrower hereby authorizes the Swing Loan Lender to make Swing Loans pursuant to Section 2.3(a) (Swing Loans) and the Lenders to make Revolving Loans pursuant to Section 2.2(a) (Borrowing Procedures) from time to time in the Swing Loan Lender's or such Lender's discretion, that are in the amounts of any and all principal payable with respect to the Swing Loans and interest, fees, expenses and other sums payable in respect of the

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Revolving Loans, and further authorizes the Administrative Agent to give the Lenders notice of any Borrowing with respect to such Swing Loans and Revolving Loans and to distribute the proceeds of such Swing Loans and Revolving Loans to pay such amounts. Each Borrower agrees that all such Swing Loans and Revolving Loans so made shall be deemed to have been requested by it (irrespective of the satisfaction of the conditions in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), which conditions the Lenders irrevocably waive) and directs that all proceeds thereof shall be used to pay such amounts.

                  SECTION 2.14 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE
LOANS

                  (a) Determination of Interest Rate

                  The Eurodollar Rate for each Interest Period for Eurodollar Rate Loans shall be determined by the Administrative Agent pursuant to the procedures set forth in the definition of "Eurodollar Rate." The Administrative Agent's determination shall be presumed to be correct absent manifest error and shall be binding on the Borrowers.

                  (b) Interest Rate Unascertainable, Inadequate or Unfair

                  In the event that: (i) the Administrative Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurodollar Rate then being determined is to be fixed or (ii) the Requisite Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Company and the Lenders, whereupon each Eurodollar Loan shall automatically, on the last day of the current Interest Period for such Loan, convert into a Base Rate Loan and the obligations of the Lenders to make Eurodollar Rate Loans or to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Company that the Requisite Lenders have determined that the circumstances causing such suspension no longer exist.

                  (c) Increased Costs

                  If at any time any Lender shall determine that, after the Initial Closing Date, because of the introduction of or any change in or in the interpretation of any law, treaty or governmental rule, regulation or order (other than any change by way of imposition or increase of reserve requirements included in determining the Eurodollar Rate) or the compliance by such Lender with any guideline, request or directive promulgated or given after the Initial Closing Date by or on behalf of any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans, then the Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay, jointly and severally, to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that no Borrower shall be liable for increased costs relating to periods up to but excluding the date 180 days before the initial demand is made hereunder by such Lender with respect to the change that would otherwise justify such liability. If any Lender becomes entitled to claim any additional amount pursuant to this clause (c), it shall promptly notify the Company (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to the amount of such increased cost, submitted to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (d) Illegality

                  Notwithstanding any other provision of this Agreement, if any Lender determines that the introduction of or any change in or in the interpretation of any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Lender to the Company through the Administrative Agent, (i) the obligation of such Lender to make or to continue Eurodollar Rate Loans and to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended, and each such Lender shall make a Base Rate Loan as part of any requested Borrowing of Eurodollar Rate Loans and (ii) if the affected Eurodollar Rate Loans are then outstanding, the applicable Borrower shall immediately convert each such Loan into a Base Rate Loan. If at any time after a Lender gives notice under this clause (d) such Lender determines that it may lawfully make Eurodollar Rate Loans, such Lender shall promptly give notice of that determination to the Company and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. The Borrowers' right to request, and such Lender's obligation, if any, to make Eurodollar Rate Loans shall thereupon be restored.

                  (e) Breakage Costs

                  In addition to all amounts required to be paid by any Borrower pursuant to Section 2.10 (Interest), each Borrower shall compensate each Lender, upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's Eurodollar Rate Loans to such Borrower but excluding any loss of the Applicable Margin on the relevant Loans) that such Lender may sustain (i) if for any reason a proposed Borrowing, conversion into or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation given by such Borrower or in a telephonic request by it for borrowing or conversion or continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.11 (Conversion/Continuation Option), (ii) if for any reason any Eurodollar Rate Loan is prepaid (including mandatorily pursuant to Section 2.9 (Mandatory Prepayments)) on a date that is not the last day of the applicable Interest Period, (iii) as a consequence of a required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in clause
(d) above or (iv) as a consequence of any failure by such Borrower to repay Eurodollar Rate Loans when required by the terms hereof. The Lender making demand for such compensation shall deliver to the Company concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to that Lender, absent manifest error.

                  SECTION 2.15 CAPITAL ADEQUACY

                  If at any time any Lender determines that (a) the adoption of or any change in or in the interpretation of any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy, (b) compliance with any such law, treaty, rule, regulation or order or
(c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (whether or not having the force of law) shall have the effect of reducing the rate of return on such Lender's (or any corporation controlling such Lender's) capital as a consequence of its obligations hereunder or under or in respect of any

                                       53
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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Letter of Credit to a level below the level that such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender (with a copy of such demand to the Administrative Agent), the Borrowers, jointly and severally, agree that they shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such reduction; provided, however, that no Borrower shall be liable for reductions in rates of return relating to periods up to but excluding the date 180 days before the initial demand is made hereunder by such Lender with respect to the event in clauses (a), (b) or (c) above relating to such reduction. A certificate as to such amounts submitted to the Company and the Administrative Agent by such Lender shall be conclusive and binding for all purposes absent manifest error.

                  SECTION 2.16 TAXES

                  (a) Any and all payments by any Borrower under each Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative Agent (A) taxes measured by its net income (including branch profits tax, alternative minimum tax and other taxes imposed in lieu of net income tax), and franchise taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or in which it is engaged in business and (B) any United States withholding taxes payable with respect to payments under the Loan Documents under laws (including any statute, treaty or regulation) in effect on the Initial Closing Date (or, in the case of an Eligible Assignee, the date of the Assignment and Acceptance) applicable to such Lender or the Administrative Agent, as the case may be, but not excluding any United States withholding payable as a result of any change in such laws occurring after the Initial Closing Date (or the date of such Assignment and Acceptance) and (C) Taxes resulting from the failure of any Non-U.S. Lender to comply with clause (f) of this Section 2.16 and (ii) in the case of each Lender, taxes measured by its net income (including branch profits tax, alternative minimum tax and other taxes imposed in lieu of net income tax), and franchise taxes imposed on it, by the jurisdiction in which such Lender's Applicable Lending Office is located or in which it is engaged in business (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted from or in respect of any sum payable under any Loan Document to any Lender or the Administrative Agent (w) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (x) the relevant Borrower shall make such deductions, (y) the Borrowers shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (z) the Borrowers shall deliver to the Administrative Agent evidence of such payment.

                  (b) In addition, the Borrowers hereby, jointly and severally, agree to pay any present or future stamp or documentary taxes or any other excise taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, arising from any payment made under any Loan Document or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document (collectively, "Other Taxes").

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (c) The Borrowers hereby, jointly and severally, agree to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including for penalties, interest and expenses) arising therefrom or with respect thereto other than any such liabilities attributable to any gross negligence of such Lender or, as the case may be, the Administrative Agent. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 11.8 (Notices, Etc.), the original or a certified copy of a receipt evidencing payment thereof (or, if such original or certified copy is not available, any other proof of payment reasonably satisfactory to the Administrative Agent).

                  (e) Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of the Borrowers contained in this Section 2.16 shall survive the payment in full of the Obligations.

                  (f) Prior to the Effective Date in the case of each Non-U.S. Lender that is a signatory hereto, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Non-U.S. Lender and from time to time thereafter if requested by the Company or the Administrative Agent, each Non-U.S. Lender that is entitled at such time to an exemption from United States withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall provide the Administrative Agent and the Company with two completed copies of (i) Form W-8ECI (claiming exemption from withholding because the income is effectively connected with a U.S. trade or business) or any successor form, (ii) Form W-8BEN (claiming exemption from, or a reduction of, withholding tax under an income tax treaty) or any successor form, (iii) in the case of a Non-U.S. Lender claiming exemption under Sections 871(h) or 881(c) of the Code, a Form W-8BEN (claiming exemption from withholding under the portfolio interest exemption) or any successor form, together with a certificate satisfactory to the Borrower and the Administrative Agent executed by such Non-U.S. Lender stating that it meets all conditions for the portfolio interest exemption, including the statement as to its non-bank status or (iv) or any other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Lender's entitlement to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender under the Loan Documents. Unless the Company and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrowers or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate.

                  (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.16 shall use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (h) If any Lender receives a refund or credit against its tax that, in the reasonable judgment of the Lender, is attributable to the additional amount paid by the Borrower under this Section 2.16, such Lender shall promptly pay to the Borrower the amount of such refund or credit.

                  (i) Each Lender selling participations relating to the Loan Document shall be responsible for complying with any registration requirement and withholding requirement (including the receipt of any applicable forms, certificates and documents) as they relate to such participations, pursuant to the Code and the regulations thereunder.

                  SECTION 2.17 SUBSTITUTION OF LENDERS

                  In the event that (a) (i) any Lender makes a claim under
Section 2.14(c) (Increased Costs) or Section 2.15 (Capital Adequacy), (ii) it becomes illegal for any Lender to continue to fund or make any Eurodollar Rate Loan and such Lender notifies the Company pursuant to Section 2.14(d) (Illegality) or Section 2.15 (Capital Adequacy) or (iii) any Borrower is required to make any payment pursuant to Section 2.16 (Taxes), that is attributable to any Lender, or any Lender is a Non-Funding Lender, (b) in the case of subclause (a)(i) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Requisite Lenders under this Agreement and (c) Lenders holding at least 75% of the Revolving Credit Commitments are not subject to such increased costs or illegality, payment or proceedings (any such Lender, an "Affected Lender"), the Company may substitute another financial institution for such Affected Lender hereunder, upon reasonable prior written notice (which written notice must be given within 90 days following the occurrence of any of the events described in subclauses
(a)(i), (ii), (iii) or (iv) above) by the Company to the Administrative Agent and the Affected Lender that the Company intends to make such substitution, which substitute financial institution must be an Eligible Assignee and, if not a Lender, reasonably acceptable to the Administrative Agent; provided, however, that if more than one Lender claims increased costs, illegality or right to payment arising from the same act or condition and such claims are received by the Company within 30 days of each other then the Company may substitute all, but not (except to the extent the Company has already substituted one of such Affected Lenders before the Company's receipt of the other Affected Lenders' claim) less than all, Lenders making such claims. In the event that the proposed substitute financial institution or other entity is reasonably acceptable to the Administrative Agent and the written notice was properly issued under this
Section 2.17, the Affected Lender shall sell and the substitute financial institution or other entity shall purchase, pursuant to an Assignment and Acceptance, all rights and claims of such Affected Lender under the Loan Documents and the substitute financial institution or other entity shall assume and the Affected Lender shall be relieved of its Revolving Credit Commitments and all other prior unperformed obligations of the Affected Lender under the Loan Documents (other than in respect of any damages (other than exemplary or punitive damages, to the extent permitted by applicable law) in respect of any such unperformed obligations). Upon the effectiveness of such sale, purchase and assumption (that, in any event, shall be conditioned upon the payment in full by the Borrowers to the Affected Lender in cash of all fees, unreimbursed costs and expenses and indemnities accrued and unpaid through such effective date), the substitute financial institution or other entity shall become a "Lender" hereunder for all purposes of this Agreement having a Revolving Credit Commitment in the amount of such Affected Lender's Revolving Credit Commitment assumed by it and such Revolving Credit Commitment of the Affected Lender shall

                                       56
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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

be terminated, provided, however, that all indemnities under the Loan Documents shall continue in favor of such Affected Lender.

                                  ARTICLE III

                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

                  SECTION 3.1 CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT

                  This Agreement, including the obligation of each Lender to make the Loans requested to be made by it on the Effective Date and the obligation of each Issuer to issue Letters of Credit on the Effective Date, shall not become effective until the date (the "Effective Date") that all of the following conditions precedent are satisfied:

                  (a) Certain Documents. The Administrative Agent shall have received on the Effective Date each of the following, each dated the Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

                           (i) this Agreement, duly executed and delivered by each Borrower signatory hereto;

                           (ii) the Pledge and Security Agreement, in substantially the form of Exhibit G (Form of Pledge and Security Agreement), duly executed by the Company, each Borrower and each Subsidiary Guarantor;

                           (iii) the Guaranty, in substantially the form of Exhibit F (Form of Guaranty), duly executed by the Company, each Borrower, K*TEC Holdings and each Subsidiary Guarantor;

                           (iv) a favorable opinion of counsel to the Loan Parties covering matters of New York, Delaware, Texas, Oregon and New Hampshire law, in each case addressed to the Administrative Agent and the Lenders and addressing such matters as any Lender through the Administrative Agent may reasonably request;

                           (v) a certificate of a Responsible Officer of the Company certifying that all of the documents required to be filed with any Governmental Authority to effectuate the Corporate Restructuring have been filed with such Governmental Authority and a copy of all documents in respect of such Corporate Restructuring as may be reasonably requested by the Administrative Agent, each certified as being true, correct and complete copies by a Responsible Officer of the Company or the applicable Loan Party;

                           (vi) a copy of the articles or certificate of incorporation (or equivalent organizational documents) of each Loan Party, certified as of a recent date by the Secretary of State of the state of incorporation of such Loan Party, together with certificates of such official attesting to the good standing of each such Loan Party;

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                           (vii) a certificate of the Secretary or an Assistant Secretary or other authorized signatory of each Loan Party certifying (A) the names and true signatures of each officer or authorized signatory of such Loan Party who has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (B) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification (or that there was no change thereto since the by-laws last delivered to Administrative Agent in connection with the Existing Credit Agreement),
         (C) the resolutions of such Loan Party's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (vi) above; and

                           (viii)   such other certificates, documents,
         agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request.

                  (b) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders, as applicable, all fees due and payable on or before the Effective Date (including all such fees described in the Fee Letter) and all expenses due and payable on or before the Effective Date; and

                  SECTION 3.2 CONDITIONS PRECEDENT TO EACH LOAN AND LETTER OF CREDIT

                  The obligation of each Lender on any date (including the Effective Date) to make any Loan and of each Issuer on any date (including the Effective Date) to issue any Letter of Credit is subject to the satisfaction of all of the following conditions precedent:

                  (a) Request for Borrowing or Issuance of Letter of Credit. With respect to any Loan, the Administrative Agent shall have received a duly executed Notice of Borrowing (or, in the case of Swing Loans, a duly executed Swing Loan Request), and, with respect to any Letter of Credit, the Administrative Agent and the Issuer shall have received a duly executed Letter of Credit Request.

                  (b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan or issuance, both before and after giving effect thereto and, in the case of such Loan, to the application of the proceeds therefrom:

                           (i) The representations and warranties set forth in Article IV (Representations and Warranties) and in the other Loan Documents shall be true and correct on and as of the Effective Date and shall be true and correct in all material respects on and as of any such date after the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

                           (ii) no Default or Event of Default shall have occurred and be continuing.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (c) Borrowing Base. The Borrowers shall have delivered the Borrowing Base Certificate required to be delivered by Section 6.12(a) (Borrowing Base Determination). After giving effect to the Loans or Letters of Credit requested to be made or issued on any such date and the use of proceeds thereof, (i) the aggregate Revolving Credit Outstandings shall not exceed the Maximum Credit at such time and (ii) for each Borrower, the aggregate Revolving Credit Outstandings owing by such Borrower shall not exceed such Borrower's Borrowing Base at such time.

                  (d) No Legal Impediments. The making of the Loans or the issuance of such Letter of Credit on such date does not violate any Requirement of Law on the date of or immediately following such Loan or issuance and is not enjoined, temporarily, preliminarily or permanently.

                  (e) Additional Matters. The Administrative Agent shall have received such additional documents, information and materials as any Lender, through the Administrative Agent, may reasonably request.

Each submission by any Borrower to the Administrative Agent of a Notice of Borrowing or a Swing Loan Request and the acceptance by such Borrower of the proceeds of each Loan requested therein, and each submission by any Borrower to an Issuer of a Letter of Credit Request, and the issuance of each Letter of Credit requested therein, shall be deemed to constitute a representation and warranty by the Borrowers as to the matters specified in clause (b) above on the date of the making of such Loan or the issuance of such Letter of Credit.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders, the Issuers and the Administrative Agent to enter into this Agreement, each of the Company and each Borrower represents and warrants to the Lenders, the Issuers and the Administrative Agent that, (x) on and as of the Effective Date and (y) on and as of each date as required by subclause (i) of clause (b) of Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit):

                  SECTION 4.1 CORPORATE EXISTENCE; COMPLIANCE WITH LAW

                  Each of the Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law except where the failure to be in compliance would not, in the aggregate, have a Material Adverse Effect and (f) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents, approvals or filings that can be obtained or made by the taking of

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate, have a Material Adverse Effect.

                  SECTION 4.2 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS

                  (a) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby:

                           (i) are within such Loan Party's corporate, limited liability company, partnership or other powers;

                           (ii) have been or, at the time of delivery thereof pursuant to Article III (Conditions To Loans And Letters Of Credit) will have been, duly authorized by all necessary corporate action, including the consent of shareholders where required;

                           (iii) do not and will not (A) contravene any Loan Party's or any of its Subsidiaries' respective Constituent Documents,
         (B) violate any other Requirement of Law applicable to any Loan Party (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to any Loan Party, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of its Subsidiaries or (D) result in the creation or imposition of any Lien upon any of the property of any Loan Party or any of its Subsidiaries, other than those in favor of the Secured Parties pursuant to the Collateral Documents; and

                           (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those listed on
         Schedule 4.2 (Consents) and that have been or will be, prior to the Effective Date, obtained or made, copies of which have been or will be delivered to the Administrative Agent pursuant to Section 3.1 (Conditions Precedent to the Effectiveness of this Agreement), and each of which on the Effective Date will be in full force and effect and, with respect to the Collateral, filings required to perfect the Liens created by the Collateral Documents.

                  (b) This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party party thereto. This Agreement is, and the other Loan Documents are or, as the case may be will be when delivered hereunder, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                  SECTION 4.3 OWNERSHIP OF SUBSIDIARIES

                  Set forth on Schedule 4.3 (Ownership of Subsidiaries) hereto is a complete and accurate list showing, as of the Effective Date, all Subsidiaries of the Company and, as to each such Subsidiary, the jurisdiction of its incorporation, the number of shares of each class of Stock authorized (if applicable), the number outstanding on the Effective Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Company. All of the outstanding Stock of each Subsidiary of the Company has been validly issued, is fully paid and non-assessable and (x) in the case of the Borrowers, is owned by the

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Company directly and (y) otherwise, is owned by a Borrower or a Wholly-Owned Subsidiary of a Borrower, in each case, free and clear of all Liens (other than the Lien in favor of the Secured Parties created pursuant to the Pledge and Security Agreement). No Stock of any Subsidiary of the Company is subject to any option, warrant, right of conversion or purchase or any similar right. There are no agreements or understandings to which the Company is a party with respect to the voting, sale or transfer of any shares of Stock of any Borrower. The Company has no direct Subsidiaries other than the Borrowers and owns no other Stock other than that of the Borrowers. No Subsidiary of the Company is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any share of Stock of any such Subsidiary, other than the Loan Documents. Neither the Company nor any of its Subsidiaries owns or holds, directly or indirectly, any Stock of any Person other than such Subsidiaries and Investments permitted by Section 8.3 (Investments).

                  SECTION 4.4 FINANCIAL STATEMENTS

                  (a) The consolidated balance sheets of the Borrowers and their Subsidiaries as at December 31, 2001, and the related consolidated statements of income, retained earnings and cash flows of the Borrowers and their Subsidiaries for the fiscal year then ended, certified by the Company's Accountants, copies of which have been furnished to each Lender, fairly present the consolidated financial condition of the Borrowers and their Subsidiaries as at such dates and the consolidated results of the operations of the Borrowers and their Subsidiaries for the period ended on such dates, all in conformity with GAAP. The consolidated balance sheet of the Company and its Subsidiaries as at September 30, 2002, and the related consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for the nine months then ended, copies of which have been furnished to each Lender, fairly present, subject to the absence of footnote disclosure and normal recurring year-end audit adjustments, the consolidated financial condition of the Company and its Subsidiaries as at such date and the consolidated results of the operations of the Company and its Subsidiaries for the period ended on such date, all in conformity with GAAP.

                  (b) Neither the Borrower nor any of its Subsidiaries has any material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitment that is not reflected in the Financial Statements referred to in clause (a) above or in the notes thereto and not otherwise permitted by this Agreement.

                  (c) The Business Plan has been prepared by the Company in light of the past operations of its business, and reflects the Company's business plan for the three year period beginning on January 1, 2003 on a month by month basis for the first year, on a quarter by quarter basis for the second year and on a year by year basis thereafter. The Business Plan is based upon estimates and assumptions stated therein, all of which each of the Company and each Borrower believes to be reasonable and fair in light of current conditions and current facts known to it as of the date of the Business Plan.

                  SECTION 4.5 MATERIAL ADVERSE CHANGE

                  Since December 31, 2001, there has been no Material Adverse Change and there have been no events or developments that, in the aggregate, have had a Material Adverse Effect except as reflected on the unaudited Financial Statements delivered to the Administrative Agent prior to the Effective Date pursuant to clauses (b) and (c) of Section 6.1 (Financial Statements) in

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

respect of the first three Fiscal Quarters in Fiscal Year 2002, the applicable fiscal months in the Fiscal Year 2002 and January and February in the Fiscal Year 2003.

                  SECTION 4.6 SOLVENCY

                  Both before and after giving effect to (a) the Loans and Letter of Credit Obligations to be made or extended on the Effective Date (together with any Loans and Letter of Credit Obligations made or extended under the Existing Credit Agreement) or such other date as Loans and Letter of Credit Obligations requested hereunder are made or extended, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of any Borrower, (c) the consummation of the transactions contemplated hereby and (d) the payment and accrual of all transaction costs in connection with the foregoing, each Loan Party is Solvent.

                  SECTION 4.7 LITIGATION

                  There are no pending or, to the knowledge of the Company and the Borrowers, threatened actions, investigations or proceedings affecting the Company or any of its Subsidiaries before any court, Governmental Authority or arbitrator other than those that, in the aggregate, would not have a Material Adverse Effect. The performance of any action by any Loan Party required or contemplated by any of the Loan Documents or the Related Documents is not restrained or enjoined (either temporarily, preliminarily or permanently).
Schedule 4.7 (Litigation) lists all litigation pending against any Loan Party at the date hereof that, if adversely determined, would have a Material Adverse Effect.

                  SECTION 4.8 TAXES

                  (a) All federal, state, local and foreign income and franchise and other material tax returns, reports and statements (collectively, the "Tax Returns") required to be filed by the Company or any of its Tax Affiliates have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions reflected therein or otherwise due and payable have been paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof except where contested in good faith and by appropriate proceedings if adequate reserves therefor have been established on the books of the Company or such Tax Affiliate in conformity with GAAP. No Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority. Proper and accurate amounts have been withheld by the Company and each of its Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities.

                  (b) Neither the Company or any of its Tax Affiliates has (i) executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for the filing of any Tax Return or the assessment or collection of any charges,
(ii) incurred any obligation under any tax sharing agreement or arrangement other than those of which the Administrative Agent has received a copy prior to the Effective Date or (iii) been a member of an affiliated, combined or unitary group other than the group of which the Company (or, as the case may be, its Tax Affiliate) is the common parent.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 4.9 FULL DISCLOSURE

                  The information prepared or furnished by or on behalf of the Company or any Borrower in connection with this Agreement, the Related Documents or the consummation of the transactions contemplated hereunder and thereunder taken as a whole does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein not misleading.

                  SECTION 4.10 MARGIN REGULATIONS

                  No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Borrowing will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

                  SECTION 4.11 NO BURDENSOME RESTRICTIONS; NO DEFAULTS

                  (a) Neither the Company nor any of its Subsidiaries (i) is a party to any Contractual Obligation the compliance with which would have a Material Adverse Effect or the performance of which by any thereof, either unconditionally or upon the happening of an event, would result in the creation of a Lien (other than a Lien permitted under Section 8.2 (Liens, Etc.)) on the property or assets of any thereof or (ii) is subject to any charter or corporate restriction that would have a Material Adverse Effect.

                  (b) Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation owed by it and, to the knowledge of the Company and the Borrowers, no other party is in default under or with respect to any Contractual Obligation owed to any Loan Party or to any Subsidiary of a Loan Party, other than, in either case, those defaults that, in the aggregate, would not have a Material Adverse Effect.

                  (c) No Default or Event of Default has occurred and is continuing.

                  (d) To the best knowledge of the Company and the Borrowers, there is no Requirement of Law applicable to any Loan Party the compliance with which by such Loan Party would have a Material Adverse Effect.

                  SECTION 4.12 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT

                  Neither the Company nor any of its Subsidiaries is (a) an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended or (b) a "holding company," or an "affiliate" or a "holding company" or a "subsidiary company" of a "holding company," as each such term is defined and used in the Public Utility Holding Act of 1935, as amended.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 4.13 USE OF PROCEEDS

                  The proceeds of the Loans and the Letters of Credit have been, are and will be used by each Borrower solely (a) to refinance existing Indebtedness of K*TEC and its Subsidiaries related to the Acquisition and for the payment of related transaction costs, fees and expenses, (b) to make any Restricted Payment described in Section 8.5(b)(Restricted Payments) and, prior to the Effective Date, to make the Restricted Payments permitted under the Existing Credit Agreement and (c) for working capital and general corporate purposes.

                  SECTION 4.14 INSURANCE

                  All policies of insurance of any kind or nature of the Company or any of its Subsidiaries, including policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by businesses of the size and character of such Person. None of the Company or any of its Subsidiaries has been refused insurance for any material coverage for which it had applied or had any policy of insurance terminated (other than at its request).

                  SECTION 4.15 LABOR MATTERS

                  (a) There are no strikes, work stoppages, slowdowns or lockouts pending or threatened against or involving the Company or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (b) There are no unfair labor practices, grievances or complaints pending, or, to the Company's and the Borrowers' knowledge, threatened, against or involving the Company or any of it Subsidiaries, nor is there any arbitration or grievance threatened involving the Company or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (c) Except as set forth on Schedule 4.15 (Labor Matters), as of the Effective Date, there is no collective bargaining agreement covering any of the employees of the Company or its Subsidiaries.

                  (d) Schedule 4.15 (Labor Matters) sets forth, as of the Effective Date, all material consulting agreements, executive employment agreements, executive compensation plans, deferred compensation agreements, employee stock purchase and stock option plans and severance plans of the Company and any of its Subsidiaries.

                  SECTION 4.16 ERISA

                  (a) Schedule 4.16 (List of Plans) separately identifies as of the Effective Date all Title IV Plans, all Multiemployer Plans and all of the employee benefit plans within the meaning of Section 3(3) of ERISA to which the Company or any of its Subsidiaries has any obligation or liability, contingent or otherwise.

                  (b) Each employee benefit plan of the Company or any of its Subsidiaries that is intended to qualify under Section 401 of the Code does so qualify, and any trust created

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

thereunder is exempt from tax under the provisions of Section 501 of the Code, except where such failures, in the aggregate, would not have a Material Adverse Effect.

                  (c) Each Title IV Plan is in compliance in all material respects with applicable provisions of ERISA, the Code and other Requirements of Law except for non-compliances that, in the aggregate, would not have a Material Adverse Effect.

                  (d) There has been no, nor is there reasonably expected to occur, any ERISA Event that would have a Material Adverse Effect.

                  (e) Except to the extent set forth on Schedule 4.16 (List of Plans), none of the Company, any of the Company's Subsidiaries or any ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal as of the date hereof from any Multiemployer Plan.

                  SECTION 4.17 ENVIRONMENTAL MATTERS

                  (a) The operations of the Company and each of its Subsidiaries have been and are in compliance with all Environmental Laws, including obtaining and complying with all required environmental, health and safety Permits, other than non-compliances that, in the aggregate, would not have a reasonable likelihood of the Company and its Subsidiaries incurring Environmental Liabilities and Costs after the date hereof in excess of $2,000,000.

                  (b) None of the Company or any of its Subsidiaries or any Real Property currently or, to the knowledge of the Company and the Borrowers, previously owned, operated or leased by or for the Company or any of its Subsidiaries is subject to any pending or, to the knowledge of the Company and the Borrowers, threatened, claim, order, agreement, notice of violation, notice of potential liability or is the subject of any pending or threatened proceeding or governmental investigation under or pursuant to Environmental Laws other than those that, in the aggregate, are not reasonably likely to result in the Company and its Subsidiaries incurring Environmental Liabilities and Costs in excess of $1,000,000.

                  (c) Except as disclosed on Schedule 4.17 (Environmental Matters), none of the Company or any of its Subsidiaries is a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the regulations thereunder or any state analog.

                  (d) To the knowledge of the Company and the Borrowers and each of their respective Subsidiaries after due inquiry, there are no facts, circumstances or conditions arising out of or relating to the operations or ownership of the Company or any of its Subsidiaries or of real property owned, operated or leased by the Company or any of its Subsidiaries that are not specifically disclosed in the information furnished to the Administrative Agent or the Lenders other than those that, in the aggregate, would not have a reasonable likelihood of the Company and its Subsidiaries incurring Environmental Liabilities and Costs in excess of $2,000,000.

                  (e) As of the Effective Date, (i) no Environmental Lien has attached to any property of the Company or any of its Subsidiaries and (ii) to the knowledge of the Company and the Borrowers, no facts, circumstance or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (f) The Company and each of its Subsidiaries has provided the Administrative Agent with copies of all environmental, health or safety audits, studies, assessments, inspections, investigations or other environmental health and safety reports relating to the operations of the Company or any of its Subsidiaries or any of their real property that were completed in the last five years and are in the possession, custody or control of the Company or any of its Subsidiaries.

                  SECTION 4.18 INTELLECTUAL PROPERTY

                  Each of the Company and each Borrower and each of their respective Subsidiaries owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights (including all "Intellectual Property," as defined in the Pledge and Security Agreement) that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, including all trade names associated with any private label brands of the Company or any of its Subsidiaries. To the Company's and each Borrowers' knowledge, no slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, or now contemplated to be employed, by the Company or any of its Subsidiaries infringes upon or conflicts with any rights owned by any other Person except where such infringement or conflict would not have a Material Adverse Effect, and no claim or litigation regarding any of the foregoing is pending or threatened that would have a Material Adverse Effect.

                  SECTION 4.19 TITLE; REAL PROPERTY

                  (a) Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all Real Property and good title to all personal property purported to be owned by it, including those reflected on the most recent Financial Statements delivered by the Company, and none of such properties and assets is subject to any Lien, except Liens permitted under Section 8.2 (Liens, Etc.). The Company and its Subsidiaries have received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents and have duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Company's and its Subsidiaries' right, title and interest in and to all such property.

                  (b) Set forth on Schedule 4.19 (Real Property) hereto is a complete and accurate list of all Real Property owned by each Loan Party and its Subsidiaries as of the Effective Date, showing the street address, county or other relevant jurisdiction, state and record owner.

                  (c) As of the Effective Date, no Loan Party nor any of its Subsidiaries owns or holds, or is obligated under or a party to, any lease, option, right of first refusal or other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by such Loan Party or any of its Subsidiaries.

                  (d) All components of all improvements included within the Real Property owned or leased by any Loan Party or any of its Subsidiaries (collectively, "Improvements"), including the roofs and structural elements thereof and the heating, ventilation, air conditioning, plumbing, electrical, mechanical, sewer, waste water, storm water, paving and parking equipment, systems and facilities included therein, are in all material respects in good working order and repair. All water, gas, electrical, steam, compressed air, telecommunication, sanitary

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

and storm sewage lines and systems and other similar systems serving the real property owned or leased by any Loan Party or any of its Subsidiaries are installed and operating and are sufficient to enable the Real Property owned or leased by such Loan Party or Subsidiary of any Loan Party to continue to be used and operated in the manner currently being used and operated, and no Loan Party nor any of its Subsidiaries has any knowledge of any factor or condition that could result in the termination or material impairment of the furnishing thereof. No Improvement or portion thereof is dependent for its access or the operation of the business conducted thereon on any land, building or other Improvement not included in the Real Property owned or leased by any Loan Party or any of its Subsidiaries.

                  (e) As of the Effective Date, no portion of any Real Property owned or leased by any Loan Party or any of its Subsidiaries has suffered any material damage by fire or other casualty loss that has not heretofore been completely repaired and restored to its original condition. No portion of any Real Property owned or leased by any Loan Party or any of its Subsidiaries and subject to a Mortgage is located in a special flood hazard area as designated by any federal Governmental Authority, unless all required or appropriate flood insurance has been maintained.

                  (f) All Permits required to have been issued or appropriate to enable all real property owned or leased by the Company or any of its Subsidiaries to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (g) As of the Effective Date, none of the Company or any of its Subsidiaries has received any notice, or has any knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any Real Property owned or leased by the Company or any of its Subsidiaries or any part thereof, except those that, in the aggregate, would not have a Material Adverse Effect.

                  SECTION 4.20 RELATED DOCUMENTS

                  (a) The execution, delivery and performance by each Loan Party of the Related Documents to which it is a party and the consummation of the transactions contemplated thereby by such Loan Party:

                           (i) are within such Loan Party's respective corporate, limited liability company, partnership or other powers;

                           (ii) have been duly authorized by all necessary corporate or other action, including the consent of stockholders where required;

                           (iii) do not and will not (A) contravene or violate any Loan Party's or any of its Subsidiaries' respective Constituent Documents, (B) violate any other Requirement of Law applicable to any Loan Party or any order or decree of any Governmental Authority or arbitrator, (C) conflict with or result in the breach of, constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of its Subsidiaries, except for those that, in the aggregate, would not have a Material Adverse Effect or (D) result in the creation or

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

         imposition of any Lien upon any of the property of any Loan Party or any of its Subsidiaries; and

                           (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those that have been obtained, each of is in full force and effect on the Effective Date and none of which will, on the Effective Date, impose materially adverse conditions upon the exercise of control by the Company over any Borrower or any Borrower over any of its Subsidiaries or those that, in the aggregate, if not obtained, would not have a Material Adverse Effect.

                  (b) Each of the Related Documents has been duly executed and delivered by each Loan Party party thereto and is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                  (c) As of the Effective Date, none of the Related Documents has been amended or modified in any respect and no provision therein has been waived, except, in each case, to the extent permitted by Section 8.13 (Modification of Related Documents) and, as of each of the date of the closing of the Acquisition and of the consummation of the EFTC Merger, (i) each of the representations and warranties therein were true and correct in all material respects (and, if made by the Seller in respect of the Acquisition Agreement, to the best of the knowledge of K*TEC and its Subsidiaries) and (ii) no default or event that, with the giving of notice or lapse of time or both, would be a default had occurred thereunder.

                  SECTION 4.21 BANK ACCOUNTS

                  Schedule 4.21 (Bank Accounts) contains a complete and accurate list, as of the Effective Date, of each bank account of each Loan Party specifying the nature of such account and whether any proceeds of Collateral are deposited therein.

                  SECTION 4.22 REGULATION H

                  No Mortgage encumbers improved Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                                   ARTICLE V

                               FINANCIAL COVENANTS

                  As long as any of the Obligations (other than indemnities not then due) or the Revolving Credit Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, each of the Company and each Borrower agrees with the Lenders, the Issuers and the Administrative Agent that:

                  SECTION 5.1 MINIMUM EBITDA(1)

                  (a) The Company shall have EBITDA of not less than ($6,000,000) for the Fiscal Quarter ending on or about June 30, 2003;

                  (b) The Company shall have EBITDA of not less than ($9,000,000) for the last two Fiscal Quarters ending on or about September 30, 2003;

                  (c) The Company shall have EBITDA of not less than ($9,000,000) for the last three Fiscal Quarters ending on or about December 31, 2003; and

                  (d) The Company shall have, as of the last day of each Fiscal Quarter set forth below, EBITDA for the four Fiscal Quarters ending on such day of not less than the amount set forth opposite such Fiscal Quarter:

FISCAL QUARTER ENDING                MINIMUM EBITDA
    ON OR ABOUT
---------------------------------------------------
March 31, 2004                       ($ 8,000,000)
---------------------------------------------------
June 30, 2004                         $         0
---------------------------------------------------
September 30, 2004                    $ 6,000,000
---------------------------------------------------
December 31, 2004                     $10,000,000
---------------------------------------------------

                  SECTION 5.2 MAINTENANCE OF TANGIBLE NET WORTH

                  On each day during each Fiscal Quarter set forth below, the Company shall maintain a Tangible Net Worth of not less than the amount set forth opposite such Fiscal Quarter:

FISCAL QUARTER ENDING                MINIMUM TANGIBLE
   ON OR ABOUT                          NET WORTH
-----------------------------------------------------
June 30, 2003                        $64,700,000
-----------------------------------------------------
September 30, 2003                   $57,200,000
-----------------------------------------------------
December 31, 2003                    $52,800,000
-----------------------------------------------------
March 31, 2004                       $48,800,000
-----------------------------------------------------
June 30, 2004                        $45,800,000
-----------------------------------------------------
September 30, 2004                   $43,800,000
-----------------------------------------------------
December 31, 2004                    $42,800,000
-----------------------------------------------------

-----------------------------
(1)      Parentheses indicate a negative EBITDA.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 5.3 MAXIMUM CAPITAL EXPENDITURES

                  During each of the periods set forth below, neither the Company nor any Borrower shall make or incur, nor shall they permit any of their respective Subsidiaries to make or incur, Capital Expenditures (in the aggregate, together with any Capital Expenditures made or incurred prior to the Effective Date in such period) in excess of the maximum amount set forth below for such period:

                                                         MAXIMUM CAPITAL
                   PERIOD                                 EXPENDITURES
------------------------------------------------------------------------
Fiscal Year ending on or about December 31, 2003           $ 5,000,000
------------------------------------------------------------------------
Fiscal Year ending on or about December 31, 2004           $10,000,000
------------------------------------------------------------------------
From January 1, 2005 through the Scheduled
 Termination Date                                          $ 3,000,000
------------------------------------------------------------------------

provided, however, that to the extent that actual Capital Expenditures for any such period (whether made before or after the Effective Date) shall be less than the maximum amount set forth above for such period (without giving effect to the carryover permitted by this proviso), the difference between said stated maximum amount and such actual Capital Expenditures shall, in addition, be available for Capital Expenditures in the next succeeding period.

                                   ARTICLE VI

                               REPORTING COVENANTS

                  As long as any of the Obligations (other than indemnities not then due) or the Revolving Credit Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, each of the Company and each Borrower agrees with the Lenders, the Issuers and the Administrative Agent that:

                  SECTION 6.1 FINANCIAL STATEMENTS

                  The Company shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders) the following:

                  (a) Monthly Reports. Within 30 days after the end of each fiscal month in each Fiscal Year (other than any fiscal month ending on the last day of any of the first three Fiscal Quarters in any Fiscal Year), financial information regarding the Company and its Subsidiaries consisting of consolidated and consolidating unaudited balance sheets as of the close of such month and the related statements of income and cash flow for such month and that portion of the current Fiscal Year ending as of the close of such month, together with an analysis thereof by the management of the Company and setting forth in comparative form the figures for the corresponding period in the prior year (if applicable) and the figures contained in the business plan provided pursuant to clause (e) of Section 6.1 (Financial Statements) for the current Fiscal Year, in each case certified by a Responsible Officer of the Company as fairly presenting the

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

consolidated and consolidating financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

                  (b) Quarterly Reports. Within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, financial information regarding the Company and its Subsidiaries consisting of consolidated and consolidating unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for such Fiscal Quarter and that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, together with an analysis thereof by the management of the Company and setting forth in comparative form the figures for the corresponding period in the prior Fiscal Year (if available) and the figures contained in the business plan provided pursuant to clause (e) of Section 6.1 (Financial Statements) for the current Fiscal Year, in each case certified by a Responsible Officer of the Company as fairly presenting the consolidated and consolidating financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

                  (c) Annual Reports. Within 90 days after the end of each Fiscal Year (or, in the case of Fiscal Year 2002, by April 15, 2003), financial information regarding the Company and its Subsidiaries consisting of consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such year and related statements of income and cash flows of the Company and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP, together with an analysis thereof by the management of the Company and setting forth in comparative form the figures for the corresponding period in the prior Fiscal Year (if available) and the figures contained in the business plan provided pursuant to clause (e) of Section 6.1 (Financial Statements) for such Fiscal Year, and certified, in the case of such consolidated financial statements, without qualification as to the scope of the audit or as to the Company or any of its Subsidiaries being a going concern by the Company's Accountants, together with the report of such accounting firm stating that (i) such financial statements fairly present the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such Company's Accountants shall concur and that shall have been disclosed in the notes to the financial statements) and (ii) the examination by such Company's Accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and accompanied by a certificate stating that in the course of the regular audit of the business of the Company and its Subsidiaries such accounting firm has obtained no knowledge that a Default or Event of Default has occurred and is continuing under the financial or debt covenants, or, if such accounting firm has knowledge that any such Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                  (d) Compliance Certificate. Together with each delivery of any financial statement pursuant to clause (b) or (c) above, a certificate of a Responsible Officer of the Company (each, a "Compliance Certificate") (i) demonstrating compliance with each of the financial covenants contained in
Article V (Financial Covenants) that is tested on a quarterly basis and (ii) stating that no Default or Event of Default has occurred and is continuing or, if a

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action the Company proposes to take with respect thereto.

                  (e) Business Plan. Not later than 30 days after the end of each Fiscal Year, and containing substantially the types of financial information contained in the Business Plan, the annual business plan of the Company and its Subsidiaries for the next succeeding Fiscal Year approved by the Board of Directors of the Company, which shall include (i) forecasts prepared by management of the Company for each fiscal month in the next succeeding Fiscal Year and (ii) forecasts prepared by management of the Company for each of the succeeding Fiscal Years through the Fiscal Year in which the Scheduled Termination Date is scheduled to occur, including, in each instance described in clauses (i) and (ii) above, (A) a projected year-end consolidated balance sheet and income statement and statement of cash flows and (B) a statement of all of the material assumptions on which such forecasts are based.

                  (f) Management Letters, Etc. Within five Business Days after receipt thereof by any Loan Party, copies of each management letter, exception report or similar letter or report received by such Loan Party from the Company's Accountants or any other certified public accountants;

                  (g) Intercompany Loan Balances. Together with each delivery of any financial statement pursuant to clause (a) above, a summary of the outstanding balance of all intercompany Indebtedness as of the last day of the fiscal month covered by such financial statement, certified by a Responsible Officer.

                  (h) Corporate Chart and Other Collateral Updates. Together with each delivery of any Financial Statement pursuant to clause (b) or (c) above, (i) a certificate of a Responsible Officer of each Borrower certifying that the Corporate Chart attached thereto (or the last Corporate Chart delivered pursuant to this clause (h)) is true, correct, complete and current as of the date of such Financial Statement and (ii) a certificate of a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent that, to the best of the knowledge of the Company and each Borrower, all certificates, statements, updates and other documents (including updated schedules) required to be delivered pursuant to the Pledge and Security Agreement by any Loan Party in the preceding Fiscal Quarter have been delivered thereunder (or such delivery requirement was otherwise duly waived or extended). The reporting requirements set forth in this clause (h) are in addition to, and are not intended to and shall not replace or otherwise modify, any obligation of any Loan Party under any Loan Document (including other notice or reporting requirements). Compliance with the reporting obligations in this clause (h) shall only provide notice to the Administrative Agent and shall not, by itself, modify any obligation of any Loan Party under any Loan Document, update any Schedule to this Agreement or any schedule to any other Loan Document or cure, or otherwise modify in any way, any failure to comply with any covenant, or any breach of any representation or warranty, contained in any Loan Document or any other Default or Event of Default.

                  SECTION 6.2 DEFAULT NOTICES

                  As soon as practicable, and in any event within five Business Days after a Responsible Officer of any Loan Party has actual knowledge of the existence of any Default, Event of Default or other event having had a Material Adverse Effect, the Company shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

                  SECTION 6.3 LITIGATION

                  Promptly after the commencement thereof, the Company shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator affecting the Company or any of its Subsidiaries and that, in the reasonable judgment of the Company or such Subsidiary, expose the Company or such Subsidiary to liability in an amount aggregating $500,000 or more or that, if adversely determined, would have a Material Adverse Effect.

                  SECTION 6.4 ASSET SALES

                  Prior to any Asset Sale anticipated to generate in excess of $2,000,000 in Net Cash Proceeds, the Company shall send the Administrative Agent a notice (a) describing such Asset Sale or the nature and material terms and conditions of such transaction and (b) stating the estimated Net Cash Proceeds anticipated to be received by the Company or any of its Subsidiaries.

                  SECTION 6.5 NOTICES UNDER RELATED DOCUMENTS

                  Promptly after the sending or filing thereof, the Company shall send the Administrative Agent copies of all material notices, certificates or reports delivered pursuant to any Related Document.

                  SECTION 6.6 SEC FILINGS; PRESS RELEASES

                  Promptly after the sending or filing thereof, the Company shall send the Administrative Agent copies of (a) all reports that the Company sends to its security holders generally, (b) all reports and registration statements, if any, that the Company or any of its Subsidiaries (if they are public companies) files with the Securities and Exchange Commission or any national or foreign securities exchange or the National Association of Securities Dealers, Inc., (c) all press releases and (d) all other statements concerning material changes or developments in the business of such Loan Party made available by any Loan Party to the public.

                  SECTION 6.7 LABOR RELATIONS

                  Promptly after becoming aware of the same, the Company shall give the Administrative Agent written notice of (a) any material labor dispute to which the Company or any of its Subsidiaries is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person's plants and other facilities and (b) any Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any of such Person.

                  SECTION 6.8 TAX RETURNS

                  Upon the request of any Lender, through the Administrative Agent, the Company shall provide copies of all federal, state and local tax returns and reports filed by the Company or

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

any of its Subsidiaries in respect of taxes measured by income (excluding sales, use and like taxes).

                  SECTION 6.9 INSURANCE

                  As soon as is practicable and in any event within 90 days after the end of each Fiscal Year, the Company shall furnish the Administrative Agent (in sufficient copies for each of the Lenders) with (a) a report in form and substance satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by the Company and its Subsidiaries and the duration of such coverage and (b) an insurance broker's statement that all premiums then due and payable with respect to such coverage have been paid and confirming that the Administrative Agent has been named as loss payee or additional insured, as applicable.

                  SECTION 6.10 ERISA MATTERS

                  The Company shall furnish the Administrative Agent (with sufficient copies for each of the Lenders):

                  (a) promptly and in any event within 30 days after the Company, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, written notice describing such event;

                  (b) promptly and in any event within 10 days after the Company, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a written statement of a Responsible Officer of the Company describing such ERISA Event or waiver request and the action, if any, the Company, its Subsidiaries and ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto; and

                  (c) simultaneously with the date that the Company, any of its Subsidiaries or any ERISA Affiliate files a notice of intent to terminate any Title IV Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, a copy of each notice.

                  SECTION 6.11 ENVIRONMENTAL MATTERS

                  The Company shall provide the Administrative Agent promptly and in any event within 10 days of the Company or any Subsidiary learning of any of the following, written notice of any of the following:

                  (a) that any Loan Party is or may be liable to any Person as a result of a Release or threatened Release that could reasonably be expected to subject such Loan Party to Environmental Liabilities and Costs of $1,000,000 or more;

                  (b) the receipt by any Loan Party of notification that any real or personal property of such Loan Party is or is reasonably likely to be subject to any Environmental Lien;

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

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (c) the receipt by any Loan Party of any notice of violation of or potential liability under, or knowledge by such Loan Party that there exists a condition that could reasonably be expected to result in a violation of or liability under, any Environmental Law, except for violations and liabilities the consequence of which, in the aggregate, would not be reasonably likely to subject the Loan Parties collectively to Environmental Liabilities and Costs of $1,000,000 or more;

                  (d) the commencement of any judicial or administrative proceeding or investigation alleging a violation of or liability under any Environmental Law, that, in the aggregate, if adversely determined, would have a reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs of $1,000,000 or more;

                  (e) any proposed acquisition of stock, assets or real estate, any proposed leasing of property or any other action by any Loan Party or any of its Subsidiaries other than those the consequences of which would, in the aggregate, have reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs of less than $1,000,000;

                  (f) any proposed action by any Loan Party or any of its Subsidiaries or any change in Environmental Laws that, in the aggregate, have a reasonable likelihood of requiring the Loan Parties to obtain additional environmental, health or safety Permits or make additional capital improvements to obtain compliance with Environmental Laws that, in the aggregate, would cost $1,000,000 or more or subject the Loan Parties to additional Environmental Liabilities and Costs of $1,000,000 or more; and

                  (g) upon written request by any Lender through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Agreement (whether or not delivered before the Effective Date).

                  SECTION 6.12 BORROWING BASE DETERMINATION

                  (a) The Borrowers shall deliver, within three (3) Business Days after the Effective Date and, thereafter, no later than the Wednesday of each of the following weeks, a Borrowing Base Certificate setting forth the Borrowing Base of each Borrower and its Eligible Subsidiaries and the Aggregate Borrowing Base as of the end of the previous week executed by a Responsible Officer of each Borrower.

                  (b) Each Borrower shall conduct, or shall cause to be conducted, at its expense and upon request of the Administrative Agent, and present to the Administrative Agent for approval, such appraisals, investigations and reviews as the Administrative Agent shall request for the purpose of determining the Borrowing Base of such Borrower and its Eligible Subsidiaries, all upon notice and at such times during normal business hours and as often as may be reasonably requested. Each Borrower shall furnish to the Administrative Agent any information that the Administrative Agent may reasonably request regarding the determination and calculation of the Borrowing Base of such Borrower and its Eligible Subsidiaries, including correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all Account Debtors in respect of Accounts referred to therein.

                  (c) Each Borrower shall promptly notify the Administrative Agent in writing in the event that at any time such Borrower receives or otherwise gains knowledge that (i) the

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Borrowing Base of such Borrower and its Eligible Subsidiaries is less than 90% of the Borrowing Base of such Borrower and its Eligible Subsidiaries reflected in the most recent Borrowing Base Certificate for such Borrower delivered pursuant to clause (a) above or (ii) the outstanding Revolving Credit Outstandings owing by such Borrower exceed the Borrowing Base for such Borrower and its Eligible Subsidiaries as a result of a decrease therein, in which case such notice shall also include, without limitation, the amount of such excess.

                  (d) The Administrative Agent may, at the Borrowers' sole cost and expense, make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that the Administrative Agent considers advisable, and each Borrower shall furnish all such assistance and information as the Administrative Agent may require in connection therewith.

                  (e) For the purposes of determining values of Eligible Equipment and Eligible Real Property on the Effective Date, (i) the orderly liquidation value of the Borrowers' and their Eligible Subsidiaries' Eligible Equipment shall be determined using the valuations set forth in the appraisal dated as of April 1, 2003, by Emerald Technology Valuations, LLC and (ii) the Fair Market Value of K*TEC and its Eligible Subsidiaries' Eligible Real Property shall be determined using the valuations set forth in the appraisal dated February 13, 2002 by CB Richard Ellis, Inc., as reflected in the Borrowing Base Certificate delivered to the Administrative Agent prior to the Initial Closing Date.

                  (f) The values determined in clause (e) above shall be updated after the Effective Date (i) in the case of Eligible Equipment, on or about each anniversary of the Effective Date, based on new appraisals obtained by the Borrowers at their own expense in form and substance and from an appraiser reasonably acceptable to the Administrative Agent, (ii) in the case of Eligible Real Property, at least annually, based on new appraisals obtained by the Borrowers at their own expense in form and substance and from an appraiser reasonably acceptable to the Administrative Agent. If any Eligible Equipment is sold by any Borrower or Eligible Subsidiary thereof in accordance with clause
(b) of Section 8.4 (Sale of Assets), then, the orderly liquidation value of the remaining Eligible Equipment shall be determined (until the next appraisal, investigation, "desktop review" or other review conducted in accordance with this Agreement in respect of such Eligible Equipment) by subtracting from the orderly liquidation value of the Eligible Equipment of such Borrower or Eligible Subsidiary prior to such sale the Net Cash Proceeds of such sale used to prepay the Loans in accordance with clause (a) of Section 2.9 (Mandatory Prepayments).

                  (g) In addition, the Administrative Agent may conduct (or ask the Borrowers to conduct at their own expense and with a third-party appraiser reasonably acceptable to the Administrative Agent) "desktop reviews" and appraisals of Eligible Inventory, which, disregarding such reviews and appraisals conducted during the continuance of a Default or Event of Default, shall be conducted no more than twice in each calendar year.

                  SECTION 6.13 CUSTOMER CONTRACTS

                  If any material Contractual Obligation of the Company or any of its Subsidiaries with any of its customers or other customer arrangement is cancelled terminated or lost, the Company shall, promptly after the Company or any Borrower becoming aware of the same, give the Administrative Agent notice of the same.

                                       76
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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 6.14 OTHER INFORMATION

                  Each of the Company and each Borrower shall, and shall cause each of their respective Subsidiaries to, provide the Administrative Agent or any Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of the Company or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

                  As long as the Obligations (other than indemnities not then due) or the Revolving Credit Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, each of the Company and each Borrower agrees with the Lenders, the Issuers and the Administrative Agent that:

                  SECTION 7.1 PRESERVATION OF CORPORATE EXISTENCE, ETC.

                  Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to, preserve and maintain its corporate existence, rights (charter and statutory) and franchises, except as permitted by Section
8.3 (Investments), Section 8.4 (Sale of Assets) and Section 8.7 (Restriction on Fundamental Changes; Permitted Acquisitions).

                  SECTION 7.2 COMPLIANCE WITH LAWS, ETC.

                  Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, except where the failure so to comply would not, in the aggregate, have a Material Adverse Effect.

                  SECTION 7.3 CONDUCT OF BUSINESS

                  (a) Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to, (i) conduct its business in the ordinary course consistent with past practice and (ii) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with the Company or such Borrower or any of its Subsidiaries, except in each case where the failure to comply with the covenants in each of clauses (i) and (ii) above would not, in the aggregate, have a Material Adverse Effect.

                  (b) Neither RodniC LLC nor CathiO LLC shall conduct any business other than holding a general partnership interest and limited partnership interest respectively in Suntron GCO. The Company shall not conduct any business other than holding the Stock of the Borrowers. For purposes of this clause (b), "conduct business" shall include holding any asset and incurring any liability (other than tax liabilities incurred in the ordinary course of business).

                                       77
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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 7.4 PAYMENT OF TAXES, ETC.

                  Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge before the same shall become delinquent, all lawful governmental claims, taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of such Borrower or the appropriate Subsidiary in conformity with GAAP.

                  SECTION 7.5 MAINTENANCE OF INSURANCE

                  Each of the Company and each Borrower shall (i) maintain, and cause to be maintained for each of its Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company, such Borrower or such Subsidiary operates, and such other insurance as may be reasonably requested by the Requisite Lenders, and, in any event, all insurance required by any Collateral Documents and (ii) cause all such insurance to name the Administrative Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Administrative Agent.

                  SECTION 7.6 ACCESS

                  Each of the Company and each Borrower shall, or shall cause each of its Subsidiaries to, from time to time permit the Administrative Agent and the Lenders, or any agents or representatives thereof, on the next Business Day after notification of the same, whether orally or in writing (except that during the continuance of an Event of Default, no such notice shall be required), to (a) examine and make copies of and abstracts from the records and books of account of the Company or such Borrower and, in each case, each of their respective Subsidiaries, (b) visit the properties of the Company or such Borrower and, in each case, each of their respective Subsidiaries, (c) discuss the affairs, finances and accounts of the Company or such Borrower and, in each case, each of their respective Subsidiaries with any of their respective officers or directors and (d) communicate directly with the Company's Accountants and any other certified public accountants of the Company or such Borrower. Each of the Company and each Borrower shall authorize its certified public accountants (including the Company's Accountants) to disclose to the Administrative Agent or any Lender any and all financial statements and other information of any kind, as the Administrative Agent or any Lender reasonably requests from the Company and that such accountants may have with respect to the business, financial condition, results of operations or other affairs of the Company or any of its Subsidiaries.

                  SECTION 7.7 KEEPING OF BOOKS

                  Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made in conformity with GAAP of all financial transactions and the assets and business of such Borrower and each such Subsidiary.

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

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 7.8 MAINTENANCE OF PROPERTIES, ETC.

                  Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to, maintain and preserve, (a) all of those of its properties necessary in the conduct of its business in good working order and condition, (b) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (c) all registered patents, trademarks, trade names, copyrights and service marks with respect to its business; except where failure to so maintain and preserve the items set forth in clauses (a) through (c) above would not, in the aggregate, have a Material Adverse Effect.

                  SECTION 7.9 APPLICATION OF PROCEEDS

                  The Borrowers shall use the entire amount of the proceeds of the Loans as provided in Section 4.13 (Use of Proceeds).

                  SECTION 7.10 ENVIRONMENTAL

                  Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with Environmental Laws and, without limiting the foregoing, each of the Company and each Borrower shall, and shall cause of its Subsidiaries to, in each case at the sole cost and expense of the Company, such Borrower or such Subsidiary, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of the Company or its Subsidiaries incurring Environmental Liabilities and Costs in excess of $1,000,000, (a) conduct, pay for consultants to conduct or ensure that a responsible party conducts, tests or assessments of environmental conditions at such operations or properties, including the investigation and testing of subsurface conditions and (b) take such Remedial Action and undertake such investigation or other action (or, to the extent applicable, ensure that a responsible party take such Remedial Action, investigation or other action) as required by Environmental Laws or any Governmental Authority or as is reasonable and prudent to address the Release or event and otherwise ensure compliance with Environmental Laws.

                  SECTION 7.11 ADDITIONAL COLLATERAL AND GUARANTIES

                  To the extent any of the following documents shall not have been delivered to the Administrative Agent or any of the following actions shall not have been taken on or before the Effective Date (regardless of whether such documents could not have been delivered or such actions could not have been taken as of the Effective Date), each of the Company and each Borrower agrees to do promptly all of the following:

                  (a) execute and deliver to the Administrative Agent such amendments to the Collateral Documents as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Stock and Stock Equivalents and other debt Securities of the Borrowers or any Material Subsidiary that are owned by the Company, any Borrower or any of their respective Subsidiaries and requested to be pledged by the Administrative Agent; provided, however, that in no event shall the Company, the Borrowers or any of their respective Subsidiaries be required to pledge in excess of 65% of the outstanding Stock of any Material Subsidiary that is not a Domestic Subsidiary or any of the Stock of any Subsidiary of any such Material Subsidiary;

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (b) deliver to the Administrative Agent the certificates (if any) representing such Stock and Stock Equivalents and other debt Securities, together with (i) in the case of such certificated Stock and Stock Equivalents, undated stock powers endorsed in blank and (ii) in the case of such certificated debt Securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of the Company, such Borrower or such Subsidiary, as the case may be;

                  (c) in the case of the Company, any Borrower or in the case of any such Material Subsidiary that is a Domestic Subsidiary cause such Person (i) to become a party to the Guaranty and the applicable Collateral Documents and
(ii) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected security interest in the Collateral described in the Collateral Documents with respect to such Person, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Administrative Agent; and

                  (d) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

                  SECTION 7.12 REAL PROPERTY

                  (a) Each of the Company and each Borrower shall, and shall cause each of its Subsidiaries to, (i) comply in all material respects with of its obligations under all of its Leases now or hereafter held by it with respect to Real Property, including the Leases identified on Schedule 4.19 (Real Property) as held by it, (ii) not modify, amend, cancel, extend or otherwise change in any materially adverse manner any of the terms, covenants or conditions of any such Lease, (iii) not assign or sublet any other Lease if such assignment or sublet would have a Material Adverse Effect and (iv) provide the Administrative Agent with a copy of each notice of material default under any Lease received by the Company or any Subsidiary thereof immediately upon receipt thereof and deliver to the Administrative Agent a copy of each notice of default sent by any Borrower or any Subsidiary thereof under any Lease simultaneously with its delivery of such notice under such Lease.

                  (b) At least 15 Business Days prior to (i) entering into any Lease (other than a renewal of an existing Lease) for the principal place of business and chief executive office of the Company any Borrower or any Subsidiary Guarantor or any other Lease (including any renewal) in which the annual rental payments are anticipated to equal or exceed $1,000,000 or (ii) acquiring of any material owned Real Property, the Company or such Borrower shall, or shall cause such Subsidiary Guarantor to, provide the Administrative Agent written notice thereof. Upon written request of the Administrative Agent, the Company or such Borrower shall, or shall cause such Subsidiary Guarantor to,
(x) provide Phase I environmental reports showing no condition that could give rise to material Environmental Costs and Liabilities and (y) execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, immediately upon the acquisition of any such Lease or owned Real Property, a mortgage, deed of trust, assignment or other appropriate instrument evidencing a Lien upon any such Lease or Real Property, together with such title policies, certified surveys and local counsel opinions with respect thereto and such other agreements, documents and instruments as the Administrative Agent deems necessary or desirable, the same to be in form and substance satisfactory to the Administrative Agent and to be subject only to (A) Liens permitted under Section
8.2 (Liens, Etc.) and (B) such other Liens as the Administrative Agent may reasonably approve.

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                  SECTION 7.13 ACCOUNT DEBTORS

                  Each Borrower shall instruct each Account Debtor or other Person obligated to make a payment to any Loan Party to make payment or to continue to make payment to a Blocked Account. Each Borrower shall deposit in a Blocked Account immediately upon receipt all proceeds of Collateral received by it or any of its Subsidiaries that are Subsidiary Guarantors from any other Person.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                  As long as any of the Obligations (other than indemnities not then due) or the Revolving Credit Commitments remain outstanding, without the written consent of the Requisite Lenders, each of the Company and each Borrower agrees with the Lenders, the Issuers and the Administrative Agent that:

                  SECTION 8.1 INDEBTEDNESS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except:

                  (a) the Secured Obligations;

                  (b) Indebtedness existing on the Effective Date and disclosed on Schedule 8.1 (Existing Indebtedness);

                  (c) Guaranty Obligations incurred by any Borrower or any Subsidiary Guarantor in respect of any obligation of any Borrower or any Subsidiary Guarantor otherwise permitted by this Section 8.1;

                  (d) Capital Lease Obligations and purchase money Indebtedness incurred by any Borrower or any Subsidiary of any Borrower to finance the acquisition of fixed assets in an aggregate outstanding principal amount not to exceed $15,000,000 at any time; provided, however, that the Capital Expenditure related thereto is otherwise permitted by Section 5.3 (Maximum Capital Expenditures);

                  (e) Renewals, extensions, refinancings and refundings of Indebtedness permitted by clause (b) or (d) above; provided, however, that any such renewal extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount of, and is on terms no less favorable to any Borrower or any Subsidiary of any Borrower, including as to weighted average maturity (which maturity shall be deemed to be on terms not less favorable to any Borrower or any Subsidiary of any Borrower so long as such maturity shall exceed six years), than the Indebtedness being renewed, extended, refinanced or refunded;

                  (f) Indebtedness arising from intercompany loans from any Borrower to any Wholly-Owned Subsidiary of the Company that is a Borrower or a Subsidiary Guarantor; provided, however, that (i) the Investment in the intercompany loan to such Subsidiary is

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
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permitted under Section 8.3(e) (Investments) and (ii) such Indebtedness is expressly subordinate and junior in right of payment to the prior payment in full in cash of such Wholly-Owned Subsidiary's obligations under the Guaranty;

                  (g) Indebtedness arising under any performance or surety bond entered into in the ordinary course of business;

                  (h) unsecured Indebtedness not otherwise permitted under this
Section 8.1 in an aggregate outstanding principal amount not to exceed $1,000,000 at any time; and

                  (i) Subordinated Debt of the Company; provided, however, that the aggregate principal amount of all such Subordinated Debt shall not exceed $25,000,000.

                  SECTION 8.2 LIENS, ETC.

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, except for:

                  (a) Liens created pursuant to the Loan Documents (including Liens in favor of any Blocked Account Bank provided for in any Blocked Account Letter);

                  (b) Liens existing on the Effective Date and disclosed on
Schedule 8.2 (Existing Liens);

                  (c) Customary Permitted Liens;

                  (d) purchase money Liens granted by any Borrower or any Subsidiary of any Borrower (including the interest of a lessor under a Capital Lease and Liens to which any property is subject at the time of such Borrower's or such Subsidiary's acquisition thereof) securing Indebtedness permitted under
Section 8.1(d) (Indebtedness) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease;

                  (e) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness secured by any Lien permitted by clause (b) or (d) above without any change in the assets subject to such Lien;

                  (f) Liens in favor of lessors securing operating leases; and

                  (g) Liens not otherwise permitted by the foregoing clauses of this Section 8.2 securing obligations or other liabilities (other than Indebtedness) of any Loan Party; provided, however, that the aggregate outstanding amount of such obligations and liabilities secured by such Liens shall not exceed $500,000 at any time.

                  SECTION 8.3 INVESTMENTS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, directly or indirectly make or maintain any Investment except:

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (a) Investments existing on the Effective Date and disclosed on Schedule 8.3 (Existing Investments);

                  (b) Investments in cash and Cash Equivalents held in a Cash Collateral Account or a Control Account with respect to which the Administrative Agent for the benefit of the Secured Parties has a first priority perfected Lien or in the accounts permitted to be maintained pursuant to the Pledge and Security Agreement;

                  (c) Investments by any Borrower or any Subsidiary of any Borrower in accounts, contract rights and chattel paper (each as defined in the Uniform Commercial Code), notes receivable and similar items arising or acquired in the ordinary course of business consistent with the past practice of the Company and its Subsidiaries;

                  (d) Investments received in settlement of amounts due to any Borrower or any Subsidiary of any Borrower effected in the ordinary course of business;

                  (e) Investments by (i) the Company in the Borrowers, (ii) any Borrower or Subsidiary Guarantor in any other Borrower or Subsidiary Guarantor,
(iii) any Borrower or any Wholly-Owned Subsidiary of any Borrower in connection with a Permitted Acquisition, (iv) any Subsidiary of any Borrower that is not a Loan Party in any Borrower or any Subsidiary of any Borrower and (v) any Borrower or any Subsidiary Guarantor in any Subsidiary of any Borrower that is not a Loan Party; provided, however, that the aggregate outstanding amount of such Investments pursuant to this clause (iv) shall not exceed $5,000,000 at any time;

                  (f) loans or advances to employees, officers or directors of the Company or any of its Subsidiaries in the ordinary course of business as presently conducted other than any loans or advances that would be in violation of Section 402 of the Sarbanes-Oxley Act, which loans and advances shall not exceed the aggregate outstanding principal amount of $1,500,000 at any time;

                  (g) Investments constituting Guaranty Obligations permitted by
Section 8.1 (Indebtedness);

                  (h) Investments constituting Restricted Payments permitted by
Section 8.5 (Restricted Payments); and

                  (i) Investments not otherwise permitted hereby in an aggregate outstanding amount (reduced by amounts received as a return or recovery of any such Investment) not to exceed $250,000 at any time.

                  SECTION 8.4 SALE OF ASSETS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, sell, convey, transfer, lease or otherwise dispose of, any of its assets or any interest therein (including the sale or factoring at maturity or collection of any accounts) to any Person, or permit or suffer any other Person to acquire any interest in any of its assets or, in the case of any Subsidiary of the Company, issue or sell any shares of such Subsidiary's Stock or Stock Equivalent (any such disposition being an "Asset Sale"), except:

                  (a) the sale or disposition of inventory in the ordinary course of business;

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
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                  (b) as long as no Default or Event of Default is continuing or would result therefrom, the sale or disposition of equipment of any Borrower or any Subsidiary of any Borrower that has become obsolete or is replaced in the ordinary course of business; provided, however, that the aggregate Fair Market Value of all such equipment shall not exceed (i) $10,000,000 in Fiscal Year 2002 (including sales and dispositions made prior to the Effective Date) and (ii) $5,000,000 in any Fiscal Year thereafter; and provided, further, that the Net Cash Proceeds of any such Asset Sale are used to prepay the Loans as provided in clause (a) of Section 2.9 (Mandatory Prepayments).

                  (c) the lease or sublease of real property by any Borrower or any Subsidiary of any Borrower not constituting a sale and leaseback, to the extent not otherwise prohibited by this Agreement;

                  (d) assignments and licenses of intellectual property of the Company and its Subsidiaries in the ordinary course of business;

                  (e) any Asset Sale by any Borrower or any Subsidiary of any Borrower to any Borrower or any Subsidiary Guarantor; and

                  (f) as long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, payable in cash upon such sale; provided, however, that with respect to all Asset Sales pursuant to this clause (f), (i) the aggregate consideration received for all such Asset Sales (and portions thereof) occurring during any Fiscal Year (whether or not such Asset Sales occurring prior to the Effective Date) shall not exceed $250,000, (ii) all Net Cash Proceeds of such Asset Sale are applied to the prepayment of the Obligations to the extent required by Section 2.9 (Mandatory Prepayments).

                  SECTION 8.5 RESTRICTED PAYMENTS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except:

                  (a) Restricted Payments by any Subsidiary of any Borrower to such Borrower or a Wholly-Owned Subsidiary of any Borrower;

                  (b) cash dividends on the Stock of the Borrowers to the Company (if applicable) paid and declared solely for the purpose of funding the following:

                           (i) ordinary operating expenses of the Company not in excess of $2,000,000 in any Fiscal Year (whether or not such expenses are made prior to the Effective Date);

                           (ii) payments by the Company in respect of foreign, federal, state or local taxes owing by the Company in respect of the Company and its Subsidiaries; or

                           (iii) payments of interest when due in cash on other Subordinated Debt of the Company permitted to be incurred or maintained by Section 8.1(i) (Indebtedness) to the extent (1) the proceeds of such Subordinated Debt were invested as

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

         a capital contribution in any Borrower and (2) such interest is permitted to be paid under the terms of such Subordinated Debt;

                  (c) Restricted Payments in respect of any adjustment to the exercise price of any warrants or options; and

                  (d) Restricted Payments in respect of the repurchase of Stock or Stock Equivalents of the Company from employees or directors pursuant to the terms of any operative shareholder agreement to which the Company is a party; provided, however, that (i) the cash consideration payable in respect of all such repurchases shall not exceed $1,000,000 in any Fiscal Year (including amounts paid under the promissory notes referred to in clause (ii) below) and
(ii) the balance of the consideration payable in respect of all such repurchases shall be in the form of promissory notes of the Company subordinate and junior in right of payment to the Obligations and otherwise in form and substance satisfactory to the Administrative Agent;

provided, however, that the Restricted Payments described in clauses (b) and (d) above shall not be permitted if (A) a Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom, (B) such Restricted Payment is prohibited under the terms of any Indebtedness (other than the Obligations) of the Company or any of its Subsidiaries or (C) in respect of any Restricted Payment described in subclause (b) of clause (iii) above, the Minimum Liquidity Condition shall be satisfied both before and after giving effect to such Restricted Payment; and provided, further, that a Restricted Payment may be made pursuant to clause
(b)(i) above to pay the management fees authorized under clause (ii) of Section
8.9 (Transactions with Affiliates), irrespective of whether any Default or Event of Default shall have occurred solely by reason of a breach of Article VI (Reporting Covenants) or Article VII (Affirmative Covenants) (but such Restricted Payment shall not be made if any Default or Events of Default shall have occurred and be continuing as a result of a breach of any other provision of the Credit Agreement or would occur as a result of such Restricted Payment).

                  SECTION 8.6 PREPAYMENT OF LONG-TERM INDEBTEDNESS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, make any optional prepayment of principal, premium (if any), interest, fees (including fees to obtain any waiver or consent in connection with any Security) or other charges on, or optional redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any long-term Indebtedness of any Borrower or any of their respective Subsidiaries or any other Loan Party other than Indebtedness permitted under clause (e), (f) or (h) of Section 8.1 (Indebtedness).

                  SECTION 8.7 RESTRICTION ON FUNDAMENTAL CHANGES; PERMITTED ACQUISITIONS

                  Except, in respect of clauses (a) through (d) below, in connection with a Permitted Acquisition, neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, (a) merge with any Person, (b) consolidate with any Person, (c) acquire all or substantially all of the Stock or Stock Equivalents of any Person, (d) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (e) enter into any joint venture or partnership with any Person or (f) acquire or create any Subsidiary unless, after giving effect thereto, such Subsidiary is a Wholly-Owned Subsidiary of any Borrower, the Company is

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

in compliance with Section 7.11 (Additional Collateral and Guaranties) and the Investment in such Subsidiary is permitted under Section 8.3(c) (Investments).

                  SECTION 8.8 CHANGE IN NATURE OF BUSINESS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, make any material change in the nature or conduct of its business as carried on at the Initial Closing Date, whether in connection with a Permitted Acquisition or otherwise.

                  SECTION 8.9 TRANSACTIONS WITH AFFILIATES

                  Except as set forth on Schedule 8.9 (Transactions with Affiliates), neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, except as otherwise expressly permitted herein, do any of the following: (a) make any Investment in an Affiliate of any Borrower that is not a Subsidiary of any Borrower, (b) transfer, sell, lease, assign or otherwise dispose of any asset to any Affiliate of any Borrower that is not a Subsidiary of any Borrower, (c) merge into or consolidate with or purchase or acquire assets from any Affiliate of any Borrower that is not a Subsidiary of the Company, (d) repay any Indebtedness to any Affiliate of any Borrower that is not a Subsidiary of any Borrower or (e) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate of any Borrower that is not a Subsidiary Guarantor (including guaranties and assumptions of obligations of any such Affiliate), except for (i) transactions in the ordinary course of business on a basis no less favorable to such Borrower or such Subsidiary Guarantor as would be obtained in a comparable arm's length transaction with a Person not an Affiliate and (ii) management fees, salaries and other director or employee compensation to officers or directors of the Company or any of its Subsidiaries commensurate with current compensation levels and, in the case of the Company and in the case of management fees, not to exceed $750,000 per annum in the aggregate in any event plus any expense reimbursements.

                  SECTION 8.10 RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS; NO NEW NEGATIVE PLEDGE

                  Other than pursuant to the Loan Documents and any agreements governing any purchase money Indebtedness or Capital Lease Obligations permitted by clause (b), (d) or (e) of Section 8.1 (Indebtedness) (in which latter case, any prohibition or limitation shall only be effective against the assets financed thereby), neither the Company nor any Borrower shall, and neither the Company nor any Borrower shall permit any of its Subsidiaries to, (a) agree to enter into or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, any Borrower or any other Subsidiary thereof or (b) enter into or suffer to exist or become effective any agreement prohibiting or limiting the ability of any Borrower or any Subsidiary thereof to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations, including any agreement requiring other Indebtedness or Contractual Obligation to be equally and ratably secured with the Obligations.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 8.11 MODIFICATION OF CONSTITUENT DOCUMENTS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, change its capital structure (including in the terms of its outstanding Stock) or otherwise amend its Constituent Documents, except for changes and amendments that do not materially affect the rights and privileges of any Borrower, or any of their respective Subsidiaries, or the interests of the Administrative Agent, the Lenders and the Issuers under the Loan Documents or in the Collateral.

                  SECTION 8.12 MODIFICATION OF SUBORDINATED DEBT AGREEMENTS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, change or amend the terms of any Subordinated Debt (or any indenture or agreement or other material document entered into in connection therewith) if the effect of such amendment is to (a) increase the interest rate on such Subordinated Debt, (b) change the dates upon which payments of principal or interest are due on such Subordinated Debt other than to extend such dates, (c) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt, (d) change the redemption or prepayment provisions of such Subordinated Debt other than to extend the dates therefor or to reduce the premiums payable in connection therewith or (e) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Debt in a manner adverse to the Company, any Borrower, any of their respective Subsidiaries or the Administrative Agent or any Lender.

                  SECTION 8.13 MODIFICATION OF RELATED DOCUMENTS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, (a) alter, rescind, terminate, amend, supplement, waive or otherwise modify any provision of any Related Document, except for modifications which do not materially affect the rights and privileges of any Borrower or any of its Subsidiaries under such Related Document or the interests of the Secured Parties under the Loan Documents or in the Collateral, (b) permit any Borrower or any of its Subsidiaries to breach or default under any Related Document or take or fail to take any action thereunder, if to permit such breach or default or to take or fail to take any such action would have a Material Adverse Effect or (c) permit any breach or default to exist under any Related Document (to the extent within the control of any Borrower or any of its Subsidiaries) if to permit such breach or default would have a Material Adverse Effect.

                  SECTION 8.14 ACCOUNTING CHANGES; FISCAL YEAR

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, change its (a) accounting treatment and reporting practices or tax reporting treatment, except as required or permitted by GAAP or any Requirement of Law and disclosed to the Lenders and the Administrative Agent or (b) Fiscal Year.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 8.15 MARGIN REGULATIONS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock.

                  SECTION 8.16 SALE/LEASEBACKS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, enter into any sale and leaseback transaction covering any property with a total Fair Market Value for such transaction in excess of $1,000,000.

                  SECTION 8.17 CANCELLATION OF INDEBTEDNESS OWED TO IT

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, cancel any claim or Indebtedness owed to it except in the ordinary course of business consistent with past practice.

                  SECTION 8.18 NO SPECULATIVE TRANSACTIONS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, engage in any speculative transaction or in any transaction involving Hedging Contracts except for the sole purpose of hedging in the normal course of business and consistent with industry practices.

                  SECTION 8.19 COMPLIANCE WITH ERISA

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries or ERISA Affiliates to cause or permit to occur, (a) an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA in an amount exceeding $1,000,000 or (b) an ERISA Event that would have a Material Adverse Effect.

                  SECTION 8.20 ENVIRONMENTAL

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, allow a Release of any Contaminant in violation of any Environmental Law; provided, however, that neither the Company nor any Borrower shall be deemed in violation of this
Section 8.20 if, as the consequence of all such Releases, neither the Company nor any Borrower shall and shall not permit any of their respective Subsidiaries to collectively incur Environmental Liabilities and Costs after the Initial Closing Date in excess of $2,000,000 in the aggregate.

                  SECTION 8.21 COMPLIANCE WITH BLOCKED ACCOUNT PROVISIONS

                  Neither the Company nor any Borrower shall, nor shall they permit any of their respective Subsidiaries (to the extent bound thereby) to, fail to comply with Section 4.5 (Control Accounts; Blocked Accounts) of the Pledge and Security Agreement or any amendment thereto or successor or replacement provision thereof.

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

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 8.22 POST CLOSING DELIVERIES

                  Unless otherwise agreed by the Administrative Agent, the Administrative Agent shall have received each item set forth on Schedule 8.22 (Post Closing Deliveries) on or before the date set forth opposite such item on such Schedule, each in form and substance reasonably satisfactory to the Administrative Agent and with sufficient copies for each Lender.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

                  SECTION 9.1 EVENTS OF DEFAULT

                  Each of the following events shall be an Event of Default:

                  (a) any Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when the same becomes due and payable; or

                  (b) any Borrower shall fail to pay any interest on any Loan, any fee under any of the Loan Documents or any other Obligation (other than one referred to in clause (a) above) and such non-payment continues for a period of three Business Days after the due date therefor; or

                  (c) any representation or warranty made or deemed made by any Loan Party in any Loan Document or by any Loan Party (or any of its officers) in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

                  (d) any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article V (Financial Covenants),
Section 6.1 (Financial Statements), Section 6.2 (Default Notices), Section 7.1 (Preservation of Corporate Existence, Etc.), Section 7.6 (Access), Section 7.11 (Additional Collateral and Guaranties), Section 7.13 (Account Debtors) or
Article VIII (Negative Covenants) or (ii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (ii) shall remain unremedied for 30 days after the earlier of the date on which (A) a Responsible Officer of any Loan Party acknowledges such failure in writing or (B) written notice thereof shall have been given to any Loan Party by the Administrative Agent or any Lender; or

                  (e) (i) any Loan Party or any Subsidiary of any Loan Party shall fail to make any payment on any Indebtedness (other than the Obligations) of such Loan Party or any such Subsidiary (or any Guaranty Obligation in respect of Indebtedness of any other Person) having a principal amount of $1,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness (after giving effect to any grace period therefor in such agreement or instrument) or (iii) any such Indebtedness shall become or be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

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                  (f) (i) any Loan Party or any Subsidiary of any Loan Party
shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against any Loan Party or any Subsidiary of any Loan Party seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property; provided, however, that, in the case of any such proceedings instituted against any Loan Party or any of its Subsidiaries (but not instituted by such Loan Party or any of its Subsidiaries), either such proceedings shall remain undismissed or unstayed for a period of 30 days or more or any of the actions sought in such proceedings shall occur or
(iii) any Loan Party or any Subsidiary of any Loan Party shall take any corporate action to authorize any of the actions set forth in clause (i) and
(ii) above; or

                  (g) one or more judgments or orders (or other similar process) involving, in any single case or in the aggregate, an amount in excess of $500,000 in the case of a money judgment, to the extent not covered by insurance, shall be rendered against one or more of any Loan Party and its Subsidiaries and shall remain unpaid and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) an ERISA Event shall occur and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, exceeds $500,000 in the aggregate; or

                  (i) any material provision of any Collateral Document, the Guaranty or any other Loan Document after delivery thereof pursuant to this Agreement or any other Loan Document shall for any reason cease to be valid and binding, or enforceable against, any Loan Party party thereto, or any Loan Party shall so state in writing; or

                  (j) any Collateral Document shall for any reason cease to create a valid Lien on any material Collateral or any material portion of the Collateral purported to be covered thereby or except as permitted by the Loan Documents, such Lien shall cease to be a perfected and first priority Lien on any material Collateral or any material portion of the Collateral or any Loan Party shall so state in writing; or

                  (k) there shall occur any Change of Control; or

                  (l) there shall have occurred a Material Adverse Change or any event or circumstances that would have a Material Adverse Effect and the Administrative Agent shall have given notice thereof to the Company or any Borrower; or

                  (m) one or more of the Loan Parties and their respective Subsidiaries shall have entered into one or more consent or settlement decrees or agreements or similar arrangements with a Governmental Authority or one or more judgments, orders, decrees or similar actions shall have been entered against one or more of the Loan Parties and their respective Subsidiaries based on or arising from the violation of or pursuant to any Environmental Law, or the generation, storage, transportation, treatment, disposal or Release of any Contaminant and, in connection with all the foregoing, any Loan Party or any of its Subsidiaries are likely to incur Environmental

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Liabilities and Costs in excess of $1,000,000 in the aggregate that were not reflected in the Business Plan or the Financial Statements delivered pursuant to
Section 4.4 (Financial Statements).

                  SECTION 9.2 REMEDIES

                  During the continuance of any Event of Default, the Administrative Agent (a) may, and, at the request of the Requisite Lenders, shall, by notice to any Borrower declare that all of the Revolving Credit Commitments be terminated, whereupon the obligation of each Lender to make any Loan and each Issuer to issue any Letter of Credit shall immediately terminate and (b) may and shall at the request of the Requisite Lenders, by notice to any Borrower, declare the Loans, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that upon the occurrence of the Events of Default specified in Section 9.1(f) (Events of Default), (A) (i) the Revolving Credit Commitments of each Lender to make Loans and of each Lender and Issuer to issue or participate in Letters of Credit shall automatically be terminated and
(ii) the Loans, all such interest and all such amounts and Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower. In addition to the remedies set forth above, the Administrative Agent may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by applicable law.

                  SECTION 9.3 ACTIONS IN RESPECT OF LETTERS OF CREDIT

                  Upon the Revolving Credit Termination Date or as required by clause (b) or (d) of Section 2.9 (Mandatory Prepayments) the Borrowers shall pay, jointly and severally, to the Administrative Agent in immediately available funds at the Administrative Agent's office referred to in Section 11.8 (Notices, Etc.), for deposit in a Cash Collateral Account, an amount equal to 105% of the sum of all outstanding Letter of Credit Obligations. The Administrative Agent may, from time to time after funds are deposited in any Cash Collateral Account, apply funds then held in such Cash Collateral Account to the payment of any amounts, in accordance with Section 2.13(f) (Payments and Computations), as shall have become or shall become due and payable by any Borrower to the Issuers or Lenders in respect of the Letter of Credit Obligations. The Administrative Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application.

                  SECTION 9.4 RESCISSION

                  If at any time after termination of the Revolving Credit Commitments or acceleration of the maturity of the Loans, the Borrowers shall pay, jointly and severally, all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations that shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Events of Default and Defaults (other than non-payment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant Section 11.1 (Amendments, Waivers, Etc.), then upon the written consent of the Requisite Lenders and written notice to any Borrower, the termination of the Revolving Credit Commitments or the

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acceleration and their consequences may be rescinded and annulled; but such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuers to a decision that may be made at the election of the Requisite Lenders; they are not intended to benefit any Loan Party and do not give any Loan Party the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                   ARTICLE X

                      THE ADMINISTRATIVE AGENT; THE AGENTS

                  SECTION 10.1 AUTHORIZATION AND ACTION

                  (a) Each Lender and each Issuer hereby appoints CUSA as the Administrative Agent hereunder and each Lender and each Issuer authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuer hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents and that under the Collateral Documents the Administrative Agent is acting as agent for the Lenders, Issuers and the other Secured Parties.

                  (b) As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and each Issuer; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders and the Issuers with respect to such action or (ii) is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender and each Issuer prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or the other Loan Documents.

                  (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuers and its duties are entirely administrative in nature. The Administrative Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein and in the other Loan Documents or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuer or holder of any other Obligation. The Administrative Agent may perform any of its duties under any of the Loan Documents by or through its agents or employees.

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                  SECTION 10.2 ADMINISTRATIVE AGENT'S RELIANCE, ETC.

                  Neither the Administrative Agent nor any of its Affiliates or any of the respective directors, officers, agents or employees of the Administrative Agent or any such Affiliate shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Loan Documents, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent (a) may treat the payee of any Revolving Credit Note as its holder until such Revolving Credit Note has been assigned in accordance with
Section 11.2 (Assignments and Participations), (b) may rely on the Register to the extent set forth in Section 11.2(c) (Assignments and Participations), (c) may consult with legal counsel (including counsel to the Company or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (d) makes no warranty or representation to any Lender or Issuer and shall not be responsible to any Lender or Issuer for any statements, warranties or representations made by or on behalf of any Borrower or any Subsidiary thereof in or in connection with this Agreement or any of the other Loan Documents, (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents or the financial condition of any Loan Party, or the existence or possible existence of any Default or Event of Default, (f) shall not be responsible to any Lender or Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto and (g) shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which writing may be a telecopy or electronic mail) or any telephone message believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 10.3 POSTING OF APPROVED ELECTRONIC COMMUNICATIONS

                  (a) Each of the Lenders, the Issuers and the Company and each Borrower agrees, and the Company and each Borrower shall cause each Subsidiary Guarantor to agree, that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and Issuers by posting such Approved Electronic Communications on "e-Disclosure", the Administrative Agent's internet delivery system that is part of SSB Direct, Global Fixed Income's primary web portal, or successor electronic platform chosen by the Administrative Agent to be its internet delivery system (the "Approved Electronic Platform").

                  (b) Although the primary web portal is secured with a dual firewall and a User ID/Password Authorization System and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuers, the Company and each Borrower acknowledges and agrees, that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the Issuers, the Company and each Borrower hereby approves, distribution of the Approved Electronic Communications

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through the Approved Electronic Platform and understands and assumes, and the
Borrower shall cause each Subsidiary Guarantor to understand and assume, the risks of such distribution.

                  (c) The Approved Electronic Communications and the Approved Electronic Platform are provided "as is" and "as available". None of the Administrative Agent or any of its Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (the "Agent Affiliates") warrants the accuracy, adequacy or completeness of the Approved Electronic Communications and the Approved Electronic Platform and each of them expressly disclaims liability for errors or omissions in the Approved Electronic Communications and the Approved Electronic Communications. No warranty of any kind, express, implied or statutory (including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects) is made by the Agent Affiliates in connection with the Approved Electronic Communications.

                  SECTION 10.4 THE ADMINISTRATIVE AGENT INDIVIDUALLY

                  With respect to its Ratable Portion, CUSA shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders", "Requisite Lenders" and "Supermajority Lenders" and any similar terms shall, unless the context clearly otherwise indicates, include, without limitation, the Administrative Agent in its individual capacity as a Lender or as one of the Requisite Lenders. CUSA and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with, any Loan Party as if CUSA were not acting as the Administrative Agent.

                  SECTION 10.5 LENDER CREDIT DECISION

                  Each Lender and each Issuer acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender conduct its own independent investigation of the financial condition and affairs of each Borrower and each other Loan Party in connection with the making and continuance of the Loans and with the issuance of the Letters of Credit. Each Lender and each Issuer also acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Loan Documents.

                  SECTION 10.6 INDEMNIFICATION

                  Each Lender agrees to indemnify the Administrative Agent and each of its Affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by any Borrower), from and against such Lender's aggregate Ratable Portion of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees and disbursements of legal counsel) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Administrative Agent or any of its Affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Administrative Agent under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or such Affiliate's gross negligence or

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willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and disbursements of legal counsel) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Administrative Agent is not reimbursed for such expenses by any Borrower or any other Loan Party.

                  SECTION 10.7 SUCCESSOR ADMINISTRATIVE AGENT

                  The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, selected from among the Lenders. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent's resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Article X as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  SECTION 10.8 CONCERNING THE COLLATERAL AND THE COLLATERAL DOCUMENTS

                  (a) Each Lender and each Issuer agrees that any action taken by the Administrative Agent, the Requisite Lenders (or, where required by the express terms of this Agreement, a greater proportion of the Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents, and the exercise by the Administrative Agent, the Requisite Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders, Issuers and other Secured Parties. Without limiting the generality of the foregoing, the Administrative Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and the Issuers with respect to all payments and collections arising in connection herewith and with the Collateral Documents, (ii) execute and deliver each Collateral Document and accept delivery of each such agreement delivered by the Borrowers or any of their Subsidiaries, (iii) act as collateral agent for the Lenders, the Issuers and the other Secured Parties for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and Issuer to act as collateral sub-agent for the Administrative Agent, the

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Lenders and the Issuers for purposes of the perfection of all security interests and Liens with respect to the Borrowers' and their Subsidiaries' respective deposit accounts maintained with, and cash and Cash Equivalents held by, such Lender or such Issuer, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

                  (b) Each of the Lenders and the Issuers hereby directs, in accordance with the terms hereof, the Administrative Agent to release (or, in the case of clause (ii) below, release or subordinate), and the Administrative Agent hereby agrees to release, any Lien held by the Administrative Agent for the benefit of the Lenders and the Issuers:

                           (i)      against all of the Collateral, upon
         termination of the Revolving Credit Commitments and payment and satisfaction in full of all Loans, Reimbursement Obligations and all other mature Obligations that the Administrative Agent has been notified in writing are then due and payable (and, in respect of contingent Letter of Credit Obligations, with respect to which cash collateral has been deposited or a back-up letter of credit has been issued, in either case on terms satisfactory to the Administrative Agent and the applicable Issuers);

                           (ii) against any assets that are subject to a Lien permitted by clause (d) or (e) of Section 8.2 (Liens, Etc.); and

                           (iii) (A) against any part of the Collateral sold or disposed of by a Loan Party if such sale or disposition is permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement), (B) if not pursuant to such sale or disposition, against Collateral with a book value of up to $1,000,000, if such release is consented to by the Administrative Agent, (C) otherwise, against any part of the Collateral with a book value in excess of $1,000,000 but not in excess of $5,000,000, if such release is consented to by the Requisite Lenders or
         (D) against any part of the Collateral in excess of $5,000,000, other than Collateral that is sold or otherwise disposed of in a transaction permitted hereby or consented to by the Requisite Lenders, if such release is consented to by all the Lenders.

Each of the Lenders and the Issuers hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.8.

                  SECTION 10.9 COLLATERAL MATTERS RELATING TO RELATED
OBLIGATIONS

                  The benefit of the Loan Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Secured Obligation arising under any Hedging Contract (unless the parties to such Hedging Contract expressly specify in writing that none of the obligations thereunder shall be considered "Obligations" hereunder), any agreement for cash management services entered into in connection with this Agreement (unless the parties to such agreement expressly specify in writing that none of the

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obligations thereunder shall be considered "Obligations" hereunder) or that is otherwise owed to Persons other than the Administrative Agent, the Lenders and the Issuers (collectively, "Related Obligations") solely on the condition and understanding, as among the Administrative Agent and all Secured Parties, that
(i) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and to such extent the Administrative Agent shall hold, and have the right and power to act with respect to, the Guaranty and the Collateral on behalf of and as agent for the holders of the Related Obligations, but the Administrative Agent is otherwise acting solely as agent for the Lenders and the Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (ii) all matters, acts and omissions relating in any manner to the Guaranty, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the other Loan Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation, (iii) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Loan Documents, by the Administrative Agent, the Requisite Lenders and the Supermajority Lenders, each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Revolving Credit Commitments and its own interest in the Loans, Letter of Credit Obligations and other Obligations to it arising under this Agreement or the other Loan Documents, without any duty or liability to any other Secured Party or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (iv) no holder of Related Obligations and no other Secured Party (except the Administrative Agent, the Lenders and the Issuers, to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Loan Documents and (v) no holder of any Related Obligation shall exercise any right of setoff, banker's lien or similar right except as expressly provided in Section 11.6 (Right of Set-off).

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.1 AMENDMENTS, WAIVERS, ETC.

                  (a) No amendment or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders or the Supermajority Lenders; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Supermajority Lenders, increase the Borrowing Base or otherwise increase any of the advance rates above the percentages set forth in the definition of "Advance Rate" herein, for Eligible Receivables, Eligible Equipment, Eligible Real Property or any class of Eligible Inventory; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by each Lender directly affected thereby, in addition to the Requisite Lenders or the Supermajority Lenders and, in the case of any amendment, the Borrowers, do any of the following:

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                           (i)      waive any of the conditions specified in
         Section 3.1 (Conditions Precedent to the Effectiveness of this Agreement) or Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) except with respect to a condition based upon another provision hereof, the waiver of which requires only the concurrence of the Requisite Lenders;

                           (ii) increase the Revolving Credit Commitment of such Lender or subject such Lender to any additional obligations;

                           (iii) extend the scheduled final maturity of any Loan due to such Lender, or waive, reduce or postpone any scheduled date fixed for the payment or reduction of principal on such Loan (it being understood that Section 2.9 (Mandatory Prepayments) does not provide for scheduled dates fixed for payment) or of the Revolving Credit Commitments;

                           (iv) reduce the principal amount of any Loan or Reimbursement Obligation due to such Lender (other than by the payment or prepayment thereof);

                           (v) reduce the rate of interest on any Loan or Reimbursement Obligations outstanding to such Lender or any fee payable hereunder to such Lender;

                           (vi) postpone any scheduled date fixed for payment of such interest or fees due to such Lender;

                           (vii) change the aggregate Ratable Portions of Lenders required for any or all Lenders to take any action hereunder;

                           (viii) except as provided in Section 10.8(b) (Concerning the Collateral and the Collateral Documents), release substantially all of the Collateral or release any Borrower or Guarantor from its obligations under the Guaranty except in connection with sale or other disposition permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement); or

                           (ix) amend Section 10.8(b) (Concerning the Collateral and the Collateral Documents) or this Section 11.1 or the definition of the terms "Requisite Lenders" or "Ratable Portion";

provided, further, that (a) amendments shall not be valid unless signed by the Borrowers, (b) any amendment, waiver or consent of any provision of this Agreement or any other Loan Document shall be effective only in the specific instance and for the specific purpose for which given and (c) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents.

                  (b) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Company or the Borrowers in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances.

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                  (c) If, in connection with any proposed amendment,
modification, waiver or termination (a "Proposed Change") requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 11.1 being referred to as a "Non-Consenting Lender"), then, as long as the Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Company's request, the Administrative Agent or an Eligible Assignee acceptable to the Administrative Agent shall have the right with the Administrative Agent's consent and in the Administrative Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to the Lender acting as the Administrative Agent or such Eligible Assignee, all of the Revolving Credit Commitments, and Revolving Credit Outstandings of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however, that such purchase and sale shall not be effective until (x) the Administrative Agent shall have received from such Eligible Assignee an agreement in form and substance satisfactory to the Administrative Agent and the Company whereby such Eligible Assignee shall agree to be bound by the terms hereof and (y) such Non-Consenting Lender shall have received payments of all Loans held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment an Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if the assigning Lender's Loans are evidenced by a Note) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid.

                  SECTION 11.2 ASSIGNMENTS AND PARTICIPATIONS

                  (a) Each Lender may sell, transfer, negotiate or assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all of its rights and obligations with respect to the Revolving Loans, the Swing Loans and the Letters of Credit); provided, however, that (i) if any such assignment shall be of the assigning Lender's Revolving Credit Outstandings and Revolving Credit Commitment, such assignment shall cover the same percentage of such Lender's Revolving Credit Outstandings and Revolving Credit Commitment, (ii) the aggregate amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event (if less than the Assignor's entire interest) be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, except, in either case, (A) with the consent of the Company and the Administrative Agent or (B) if such assignment is being made to a Lender or an Affiliate or Approved Fund of such Lender and (iii) if such Eligible Assignee is not, prior to the date of such assignment, a Lender or an Affiliate or Approved Fund of a Lender, such assignment shall be subject to the prior consent of the Administrative Agent and the Company (which consent shall not be unreasonably withheld or delayed); and provided, further, that, notwithstanding any other provision of this Section 11.2, the consent of the Company shall not be required for any assignment that occurs when any Event of Default shall have occurred and be continuing.

                  (b) The parties to each assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording, an Assignment and Acceptance, together with any Note (if the assigning Lender's Loans are evidenced by a Note) subject to such

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

assignment. Upon such execution, delivery, acceptance and recording and the receipt by the Administrative Agent from the assignee of an assignment fee in the amount of $3,500 from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender and, if such Lender were an Issuer, of such Issuer hereunder and thereunder and (ii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except those that survive the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

                  (c) The Administrative Agent shall maintain at its address referred to in Section 11.8 (Notices, Etc.) a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recording of the names and addresses of the Lenders and the Revolving Credit Commitments of and principal amount of the Loans and Letter of Credit Obligations owing to each Lender from time to time (the "Register"). Any assignment pursuant to this
Section 11.2 shall not be effective until such assignment is recorded in the Register. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. The entries in the Register applicable to any Lender shall be available for inspection by the Company, the Administrative Agent or such Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Company. Within five Business Days after its receipt of such notice, the Borrowers, at their own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent, new Notes to the order of such assignee in an amount equal to the Revolving Credit Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has surrendered any Note for exchange in connection with the assignment and has retained Revolving Credit Commitments hereunder, new Notes to the order of the assigning Lender in an amount equal to the Revolving Credit Commitments retained by it hereunder. Such new Notes shall be dated the same date as the surrendered Notes and be in substantially the form of Exhibit B (Form of Revolving Credit Note).

                  (e) In addition to the other assignment rights provided in this Section 11.2, each Lender may assign, as collateral or otherwise, any of its rights under this Agreement (including rights to payments of principal or interest on the Loans) to (i) any Federal Reserve Bank pursuant to Regulation A of the Federal Reserve Board without notice to or consent of the Borrowers or the Administrative Agent and (ii) any trustee for the benefit of the holders of such Lender's Securities; provided, however, that no such assignment shall release the assigning Lender from any of its obligations hereunder.

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  (f) Each Lender may sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Revolving Loans and Letters of Credit). The terms of such participation shall not, in any event, require the participant's consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce the obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation or (ii) result in the release of all or substantially all of the Collateral other than in accordance with Section 10.8(b) (Concerning the Collateral and the Collateral Documents). In the event of the sale of any participation by any Lender, (A) such Lender's obligations under the Loan Documents shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (C) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (D) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each participant shall be entitled to the benefits of Section 2.14(d) (Illegality), Section 2.15 (Capital Adequacy) and Section 2.16 (Taxes) as if it were a Lender; provided, however, that anything herein to the contrary notwithstanding, no Borrower shall, at any time, be obligated to make under Section 2.14(d) (Illegality),
Section 2.15 (Capital Adequacy) or Section 2.16 (Taxes) to the participants in the rights and obligations of any Lender (together with such Lender) any payment in excess of the amount such Borrower would have been obligated to pay to such Lender in respect of such interest had such participation not been sold.

                  (g) Any Issuer may at any time assign its rights and obligations hereunder to any other Lender by an instrument in form and substance satisfactory to the Company, the Administrative Agent, such Issuer and such Lender. If any Issuer ceases to be a Lender hereunder by virtue of any assignment made pursuant to this Section 11.2, then, as of the effective date of such cessation, such Issuer's obligations to issue Letters of Credit pursuant to
Section 2.4 (Letters of Credit) shall terminate and such Issuer shall be an Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.

                  SECTION 11.3 COSTS AND EXPENSES

                  (a) Each Borrower hereby agrees to pay, jointly and severally, or reimburse upon demand the Administrative Agent for, all of the Administrative Agent's reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of the Administrative Agent's counsel, Weil, Gotshal & Manges LLP, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisers and other consultants and agents) incurred by the Administrative Agent in connection with (i) the Administrative Agent's audit and investigation of the Borrowers and their Subsidiaries in connection with the preparation, negotiation and execution of the Loan Documents and the Administrative Agent's periodic audits of the Borrowers and their Subsidiaries, as the case may be, (ii) the preparation, negotiation, execution and interpretation of this Agreement (including the satisfaction or attempted

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

satisfaction of any of the conditions set forth in Article III (Conditions To Loans And Letters Of Credit) of this Agreement and the Existing Credit Agreement), the Loan Documents and any proposal letter or commitment letter issued in connection therewith and the making of the Loans hereunder, (iii) the creation, perfection or protection of the Liens under the Loan Documents (including, without limitation, any reasonable fees and expenses for local counsel in various jurisdictions), (iv) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to the Administrative Agent's rights and responsibilities hereunder and under the other Loan Documents; (v) the protection, collection or enforcement of any of the Obligations or the enforcement of any of the Loan Documents, (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, any Loan Party, any of the Borrowers' Subsidiaries, the Acquisition, the Related Documents, this Agreement or any of the other Loan Documents, (vii) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Obligations, any Loan Party, any of the Borrowers' Subsidiaries, the Acquisition, the Related Documents, this Agreement or any of the other Loan Documents and (viii) any amendments, consents, waivers, assignments, restatements, or supplements to any of the Loan Documents and the preparation, negotiation, and execution of the same.

                  (b) Each Borrower further agrees to pay or reimburse, jointly and severally, the Administrative Agent and the Lenders and Issuers upon demand for all reasonable out-of-pocket costs and expenses, including, reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent or such Lenders and Issuers
(i) in enforcing any Loan Document or Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default, (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, any Loan Party, any of the Borrowers' Subsidiaries and related to or arising out of the transactions contemplated hereby or by any of the other Loan Documents or the Related Documents and (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clauses (i) through
(iii) above.

                  SECTION 11.4 INDEMNITEES

                  (a) The Borrowers shall, jointly and severally, indemnify and hold harmless the Administrative Agent, the Arranger, each Lender, each Issuer and each of their respective Affiliates, and each of the respective officers, directors, employees, agents, advisors, attorneys and representatives of each of the foregoing (each an "Indemnitee") from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any such Indemnitee (including in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense in connection therewith), in each case arising out of or in connection with or by reason of this Agreement, any other Loan Document, any Obligation, any Letter of Credit, any Related Document, or any of the transactions contemplated hereby or thereby or any actual or proposed used of the proceeds of the Loans or Letters of Credit (collectively, the "Indemnified Matters"), except to the extent such claim, damage, loss, liability

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

or expense is found, in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.4 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Borrower, any of its directors, security holders or creditors, an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Without limiting the foregoing, "Indemnified Matters" shall include, without limitation,
(i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of any Borrower or any Subsidiary thereof involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Contaminants on, upon or into such property or any contiguous real estate; (ii) any costs or liabilities incurred in connection with any Remedial Action concerning any Borrower or any Subsidiary thereof;
(iii) any costs or liabilities incurred in connection with any Environmental Lien; (iv) any costs or liabilities incurred in connection with any other matter under any Environmental Law, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 49 U.S.C. ss.ss. 9601 et seq. and applicable state property transfer laws, whether, with respect to any of such matters, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to any Borrower or any Subsidiary thereof, or the owner, lessee or operator of any property of any Borrower or any Subsidiary thereof by virtue of foreclosure, except, with respect to those matters referred to in clauses (i), (ii), (iii) and (iv) above, to the extent (A) incurred following foreclosure (or transfer of title to in lieu of foreclosure) by the Administrative Agent, any Lender or any Issuer, or the Administrative Agent, any Lender or any Issuer having become the successor in interest to any Borrower or any Subsidiary thereof and (B) attributable solely to acts of the Administrative Agent, such Lender or such Issuer or any agent on behalf of the Administrative Agent or such Lender.

                  (b) The Borrowers shall, jointly and severally, indemnify the Administrative Agent, the Lenders and each Issuer for, and hold the Administrative Agent, the Lenders and each Issuer harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Administrative Agent, the Lenders and the Issuers for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

                  (c) The Administrative Agent, each Lender and each Issuer agree that in the event that any such investigation, litigation or proceeding set forth in clause (b) above is asserted or threatened in writing or instituted against it or any other Indemnitee, or any Remedial Action, is requested of it or any of its officers, directors, agents and employees, for which any Indemnitee may desire indemnity or defense hereunder, such Indemnitee shall promptly notify the Company in writing.

                  (d) Each Borrower, at the request of any Indemnitee, shall have the obligation to defend against such investigation, litigation or proceeding or requested Remedial Action and such Borrower, in any event, may participate in the defense thereof with legal counsel of such Borrower's choice. In the event that such Indemnitee requests any Borrower to defend against such investigation, litigation or proceeding or requested Remedial Action, such Borrower shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

defending against any such investigation, litigation or proceeding or requested Remedial Action, shall vitiate or in any way impair the Borrowers' obligation and duty hereunder to indemnify and hold harmless such Indemnitee.

                  (e) Each Borrower agrees that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 11.4) or any other Loan Document shall (i) survive payment in full of the Obligations and (ii) inure to the benefit of any Person who was at any time an Indemnitee under this Agreement or any other Loan Document.

                  SECTION 11.5 LIMITATION OF LIABILITY

                  (a) Each Borrower agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any Borrower or any of its security holders or creditors for or in connection with the transactions contemplated hereby, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee's breach of contract, gross negligence or willful misconduct.

                  (b) In no event shall any Agent Affiliate have any liability to any Loan Party, Lender, Issuer or any other Person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort or contract or otherwise) arising out of any Loan Party or any Agent Affiliate's transmission of Approved Electronic Communications through the Internet or any use of the Approved Electronic Platform, except to the extent such liability of any Agent Affiliate is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent Affiliate's gross negligence or willful misconduct.

                  SECTION 11.6 RIGHT OF SET-OFF

                  Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of any Borrower against any and all of the Obligations now or hereafter existing whether or not owing by such Borrower and whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.6 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.

                  SECTION 11.7 SHARING OF PAYMENTS, ETC.

                  (a) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) of the Loans owing to it, any interest thereon, fees in respect thereof or amounts due pursuant to Section 11.3 (Costs and Expenses) or Section 11.4 (Indemnitees) (other than payments pursuant to Section 2.14 (Special Provisions

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Governing Eurodollar Rate Loans), Section 2.15 (Capital Adequacy) and Section
2.16 (Taxes)) in excess of its Ratable Portion of all payments of such Obligations obtained by all the Lenders, such Lender (a "Purchasing Lender") shall forthwith purchase from the other Lenders (each, a "Selling Lender") such participations in their Loans or other Obligations as shall be necessary to cause such Purchasing Lender to share the excess payment ratably with each of them.

                  (b) If all or any portion of any payment received by a Purchasing Lender is thereafter recovered from such Purchasing Lender, such purchase from each Selling Lender shall be rescinded and such Selling Lender shall repay to the Purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Selling Lender's ratable share (according to the proportion of (i) the amount of such Selling Lender's required repayment to (ii) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.

                  (c) Each Borrower agrees that any Purchasing Lender so purchasing a participation from a Selling Lender pursuant to this Section 11.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of any Borrower in the amount of such participation.

                  SECTION 11.8 NOTICES, ETC.

                  (a) Addresses for Notices. All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

                           (i) if to the Company, any Borrower or any Subsidiary of any of them:

                          Suntron Corporation
                          2501 West Grandview Road
                          Phoenix, AZ 85023
                          Attention:  Carol D. Frey
                          Telecopy no: (602) 282-5690
                          Electronic Mail Address: carol.frey@suntroncorp.com

                          with a copy to:

                          Thayer Equity Investors IV, L.P.
                          c/o Thayer Capital Partners
                          1455 Pennsylvania Ave., N.W., Suite 350
                          Washington, D.C. 20004
                          Attention: Douglas P. McCormick
                          Telecopy no: (202) 371-0391
                          Electronic Mail Address: dmccormick@thayercapital.com

                          with a copy to:

                          RCBA Strategic Partners, L.P.

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

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                          c/o BLUM Capital Partners, L.P.
                          909 Montgomery Street,
                          Suite 400
                          San Francisco, CA 94133
                          Attention: Murray A. Indick
                          Telecopy no: (415) 434-3130
                          Electronic Mail Address: mindick@blumcapital.com

                          with a copy to:

                          Greenberg Traurig, LLP
                          2375 E. Camelback Road, Suite 700
                          Phoenix, Arizona 85016
                          Attention: Jeffrey H. Verbin, Esq.
                          (602) 445-8202
                          (602) 445-8630 (Fax)
                          Electronic Mail Address: verbinj@gtlaw.com;

                           (ii) if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the signature page of any applicable Assignment and Acceptance;

                           (iii) if to any Issuer, at the address set forth under its name on Schedule II (Applicable Lending Offices and Addresses for Notices); and

                           (iv)     if to the Administrative Agent:

                          CITICORP USA, INC.
                          388 Greenwich Street, 19th Floor
                          New York, New York 10013
                          Attention: Keith Gerding
                          Telecopy no: (212) 816-2513
                          Electronic Mail Address: keith.r.gerding@citigroup.com

                          with a copy to:

                          WEIL, GOTSHAL & MANGES LLP
                          767 Fifth Avenue,
                          New York, New York 10153-0119
                          Attention: Daniel S. Dokos, Esq.
                          Telecopy no: (212) 310-8007
                          Electronic Mail Address: daniel.dokos@weil.com

or at such other address as shall be notified in writing (i) in the case of the Company and the Administrative Agent, to the other parties and (ii) in the case of all other parties, to the Company and the Administrative Agent. All such notices and communications shall be effective upon personal delivery (if delivered by hand, including any overnight courier service), when deposited in the mails (if sent by mail), or when properly transmitted (if sent by a telecommunications device or through the Internet); provided, however, that notices and communications to the

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

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

Administrative Agent pursuant to Article II (The Facility) or Article X (The Administrative Agent; the agents) shall not be effective until received by the Administrative Agent.

                  (b) Use of Electronic Platform. Notwithstanding clause (a) above (unless the Administrative Agent requests that the provisions of clause
(a) above be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of, any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by transmitting such Approved Electronic Communications electronically (in a format reasonably acceptable to the Administrative Agent) to oploanswebadmin@ssmb.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify the Company. Nothing in this clause (b) shall prejudice the right of the Administrative Agent or any Lender or Issuer to deliver any Approved Electronic Communication to any Loan Party in any manner prescribed in this Agreement.

                  SECTION 11.9 NO WAIVER; REMEDIES

                  No failure on the part of any Lender, Issuer or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 11.10 AMENDMENT AND RESTATEMENT; BINDING EFFECT

                  (a) This Agreement shall become effective on the Effective Date after it shall have been executed by the Company, each Borrower and the Administrative Agent and after the Administrative Agent shall have been notified by each Lender and Issuer that such Lender or Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and Issuer and, in each case, their respective successors and assigns; provided, however, that neither the Company nor any Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  (b) On the Effective Date and for so long as the Borrower shall comply with the items set forth in Section 1of Schedule 8.22 (Post Closing Deliveries) (or such non-compliance shall be and remain duly waived hereunder), the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement and the Existing Credit Agreement shall thereafter be of no further force and effect except to evidence (i) the incurrence by any Borrower of the "Obligations" under and as defined therein (whether or not such "Obligations" are contingent as of the Effective Date), (ii) the representations and warranties made by any Borrower prior to the Effective Date and (iii) any action or omission performed or required to be performed pursuant to such Existing Credit Agreement prior to the Effective Date (including any failure, prior to the Effective Date, to comply with the covenants (other than the covenants set forth in Section 6.12(e) (Borrowing Base Determination)) contained in such Existing Credit Agreement). The amendments and restatements set forth herein (including deletion of financial covenants applicable to previous Fiscal Quarters) shall not cure any breach thereof or any "Default" or "Event of Default" under and as defined in the Existing Credit Agreement existing prior to the date hereof or after any failure to comply with the items set forth in
Section 1of Schedule 8.22 (Post Closing Deliveries). This Agreement is not in any way intended to constitute a novation of

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                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any portion of such obligations and liabilities.

                  (c) The terms and conditions of this Agreement and the Administrative Agent's, the Lenders' and the Issuers' rights and remedies under this Agreement and the other Loan Documents, shall apply to all of the Obligations incurred under the Existing Credit Agreement and the Notes issued thereunder.

                  (d) The Borrower reaffirms the Liens granted pursuant to the Collateral Documents to the Administrative Agent for the benefit of the Lenders and the Issuers, which Liens shall continue in full force and effect during the term of this Agreement and any renewals or extensions thereof and shall continue to secure the Obligations.

                  (e) On and after the Effective Date and for so long as the Borrower shall deliver the items set forth in Section 1of Schedule 8.22 (Post Closing Deliveries) in compliance with such Section (or such non-compliance shall be and remain duly waived hereunder), (i) all references to the Existing Credit Agreement (or to any amendment, supplement, modification or amendment and restatement thereof) in the Loan Documents (other than this Agreement) shall be deemed to refer to the Existing Credit Agreement as amended and restated hereby,
(ii) all references to any section (or subsection) of the Existing Credit Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Effective Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be reference to the Existing Credit Agreement as amended and restated hereby.

                  (f) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement, waiver or other modification, whether or not similar, and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended by this Agreement or any other Loan Document.

                  SECTION 11.11 GOVERNING LAW

                  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  SECTION 11.12 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS

                  (a) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Borrower hereby accept for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (b) Each Borrower hereby irrevocably designates, appoints and empowers CT Corporation System (telephone no: (212) 894-8400) (telecopy no:
(212) 894-8490) (electronic

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

mail address: info@ctadvantage.com) (the "Process Agent"), in the case of any suit, action or proceeding brought in the State of New York as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement or any Loan Document. Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to such Borrower in care of the Process Agent at the Process Agent's above address, and each Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Process Agent or such Borrower at its address specified in Section 11.8 (Notices, Etc.). Each Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (c) Nothing contained in this Section 11.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Borrower or any other Loan Party in any other jurisdiction.

                  (d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

                  SECTION 11.13 WAIVER OF JURY TRIAL

                  EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS AND EACH BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

                  SECTION 11.14 MARSHALING; PAYMENTS SET ASIDE

                  None of the Administrative Agent, any Lender or any Issuer shall be under any obligation to marshal any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to the Administrative Agent, the Lenders or the Issuers or any of such Persons receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

                  SECTION 11.15 SECTION TITLES

                  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference such section. If a numbered reference to a clause, subclause or subsection hereof is immediately followed by a reference in parenthesis to the title of a section hereof containing such clause, subclause or subsection, the reference is only to such clause, subclause or subsection and not to the section generally. If a numbered reference to a section hereof is immediately followed by a reference in parenthesis to a section hereof, the title reference shall govern in case of direct conflict.

                  SECTION 11.16 EXECUTION IN COUNTERPARTS

                  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Company and the Administrative Agent.

                  SECTION 11.17 ENTIRE AGREEMENT

                  This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern.

                  SECTION 11.18 CONFIDENTIALITY

                  Each Lender and the Administrative Agent agree to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with such Lender's or the Administrative Agent's, as the case may be, customary practices and agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's or the Administrative Agent's, as the case may be, employees, representatives and agents who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than the Borrowers, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors, in each case and to the extent such assignees, participants, grantees or counterparties agree to be bound by, and to cause their advisors to comply with, the provisions of this Section 11.18. Notwithstanding any other provision in this Agreement, the Company, each Borrower, each Lender and the Administrative Agent hereby agree that each of the Lenders and the Administrative Agent (and each of their respective officers, directors, employees, accountants, attorneys and other advisors) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax

                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                             SUNTRON CORPORATION

structure of the transaction and all materials of any kind (including opinions and other tax analyses) that are provided to each of them relating to such U.S. tax treatment and U.S. tax structure.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    SUNTRON CORPORATION
                                       as the Company

                                    By: /s/ Peter W. Harper
                                        ----------------------------------------
                                        Name: Peter W. Harper
                                        Title: CFO

                                    K*TEC OPERATING CORP.,
                                      as Borrower

                                    By: /s/ Peter W. Harper
                                        ----------------------------------------
                                        Name: Peter W. Harper
                                        Title: CFO

                                    EFTC OPERATING CORP.,
                                      as Borrower

                                    By: /s/ Peter W. Harper
                                        ----------------------------------------
                                        Name: Peter W. Harper
                                        Title: CFO

                                    CITICORP USA, INC.,
                                      as Administrative Agent

                                    By: /s/ Keith R. Gerding
                                        ----------------------------------------
                                        Name: Keith R. Gerding
                                        Title: Vice President

                                    CITIBANK, N.A.,
                                      as Issuer

                                    By: /s/ Keith R. Gerding
                                        ----------------------------------------
                                        Name: Keith R. Gerding
                                        Title: Vice President

                                    CITICORP USA, INC.
                                      as Lender

                                    By: /s/ Keith R. Gerding
                                        ----------------------------------------
                                        Name: Keith R. Gerding
                                        Title: Vice President

ACCEPTED AND AGREED
as of the date first written above:

K*TEC ELECTRONICS HOLDING CORPORATION
as Borrower

By: /s/ Peter W. Harper
    ------------------------------------
    Name: Peter W. Harper
    Title: CFO